iShares, Inc.

iShares, Inc. consists of 22 separate investment portfolios called "Index Funds." Each Index Fund described herein seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region compiled by Morgan Stanley Capital International Inc. ("MSCI"). Barclays Global Fund Advisors is the advisor to each Index Fund.

The shares of the iShares MSCI Index Funds, called "iShares(R)," are listed and traded on the American Stock Exchange LLC ("AMEX"). The iShares of certain Index Funds trade on other securities exchanges, including foreign exchanges. Individual iShares are not redeemable at their net asset value ("NAV"), but trade on the AMEX (or any other securities exchanges on which they trade) during the day at market prices that may be different from their NAV. There is no assurance that an active trading market will be maintained for iShares or that market prices of iShares of any iShares MSCI Index Fund will be close to their NAVs in the future.

Each Index Fund issues and redeems iShares at NAV only in large blocks of iShares ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        Prospectus Dated January 1, 2002

Table of Contents
Details on each Index Fund's market, benchmark index and performance Details on the management and operations of the Index Funds

Details on buying and selling iShares
Details on the Rule 12b-1 Distribution Plan
Per share financial data for each Index Fund


Introduction................................................................   1
Investment Objective........................................................   1
Principal Investment Strategies.............................................   1
Principal Risk Factors......................................................   2
Fees and Expenses...........................................................   4
The iShares MSCI Index Funds................................................   8
iShares MSCI Australia Index Fund...........................................   8
iShares MSCI Austria Index Fund.............................................   9
iShares MSCI Belgium Index Fund.............................................  10
iShares MSCI Brazil Index Fund..............................................  11
iShares MSCI Canada Index Fund..............................................  12
iShares MSCI EMU Index Fund.................................................  13
iShares MSCI France Index Fund..............................................  14
iShares MSCI Germany Index Fund.............................................  15
iShares MSCI Hong Kong Index Fund...........................................  16
iShares MSCI Italy Index Fund...............................................  17
iShares MSCI Japan Index Fund...............................................  18
iShares MSCI Malaysia Index Fund............................................  19
iShares MSCI Mexico Index Fund..............................................  21
iShares MSCI Netherlands Index Fund.........................................  22
iShares MSCI Pacific ex-Japan Index Fund....................................  23
iShares MSCI Singapore Index Fund...........................................  24
iShares MSCI South Korea Index Fund.........................................  25
iShares MSCI Spain Index Fund...............................................  26
iShares MSCI Sweden Index Fund..............................................  27
iShares MSCI Switzerland Index Fund.........................................  28
iShares MSCI Taiwan Index Fund..............................................  29
iShares MSCI United Kingdom Index Fund......................................  30
Investment Policies and Strategies..........................................  31
Additional Information About Principal Risk Factors.........................  34
Management
Investment Advisor..........................................................  36
Shareholder Information
Determination of Net Asset Value............................................  37
Buying and Selling iShares..................................................  38
Dividends and Capital Gains Distributions...................................  39
Tax Matters.................................................................  39
Possible Claim..............................................................  40
Distribution Arrangements...................................................  41
Financial Highlights........................................................  41

--------------------------------------------------------------------------------
page i                                                                   iShares

Introduction

This Prospectus provides you with information you need to make an informed decision about whether to invest in an iShares MSCI Index Fund (each an "Index Fund" and collectively, the "Index Funds") of iShares, Inc. (the "Company"). It is organized to provide you with important facts about the Company as a whole and each particular Index Fund. The Investment Objective, Principal Investment Strategies and Principal Risk Factors sections discuss the general strategies and risks applicable to all Index Funds, while the iShares MSCI Index Funds section provides important information about each particular Index Fund, including a brief description of its benchmark index, specific risks associated with a particular market or region and prior performance.

Investment Objective

Each Index Fund seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. The performance of these markets is measured by stock indices compiled by Morgan Stanley Capital International Inc. ("MSCI") and calculated based on the reinvestment of net dividends. References to MSCI Indices herein are to the provisional MSCI Indices until May 31, 2002, at which time the provisional and standard MSCI Indices will converge.


Principal Investment Strategies

Unlike many investment companies, an Index Fund does not attempt to "beat" the market or its benchmark index. Instead, it uses a "passive," or indexing, investment approach to try to produce investment results that come as close as possible to matching the performance of its benchmark index. The Index Fund does this by investing in a representative sample of index stocks that the investment advisor selects using a "portfolio sampling" technique. However, most Index Funds do not usually invest in all of the stocks of a benchmark index. Some Index Funds may even invest in stocks that are not in their benchmark indices.


The use of an indexing approach may eliminate some of the risks of active management such as poor stock selection. An indexing approach may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

One negative feature of indexing is that the Company's investment advisor cannot change a strategy even if it would be beneficial to do so. For example, an Index Fund would not ordinarily sell a stock because its issuer was in financial trouble. It would normally only sell a stock if the stock was removed from an Index Fund's benchmark index by MSCI or if the investment advisor believes that selling the stock would make an Index Fund's performance more like that of its benchmark index.


Under the iShares MSCI Austria, Brazil, Canada, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, South Korea, Spain, Sweden, Switzerland and United Kingdom Index Funds' industry concentration policies, the industry weightings in an Index Fund must be within 10% of the weightings of the two most heavily weighted industries in its benchmark index, except when a single stock would cause a weighting to exceed 25%.


Under the iShares MSCI Australia, Belgium, Pacific ex-Japan and Taiwan Index Funds' industry concentration policies, each of these Index Funds will not concentrate its investments (i.e. hold 25% or more of its assets in a particular industry) except that an Index Fund will concentrate in an industry or group of industries in approximately the same percentage as its benchmark MSCI Index. (The concentration policy of each of the other Index Funds is currently proposed to be changed to this concentration policy.)


iShares are designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from a single country or region. International diversification is a generally recognized way to reduce investment portfolio risk. Also, many of the foreign stocks in an Index Fund are difficult to purchase or hold, or are, as a practical matter, not available to retail investors.



--------------------------------------------------------------------------------
Introduction                                                              page 1

The Index Funds offer investors a convenient way to obtain index-based exposure to the stock markets of a specific country or region. The prices of iShares may be volatile. Therefore, if you purchase iShares, you should be able to tolerate sudden, or even drastic, changes in the value of your investment. We cannot assure that any Index Fund will achieve its investment objective, and you should understand that your investment will be exposed to the risks of international equity investing.

Each Index Fund issues and redeems iShares on a continuous basis -- at net asset value -- only in large specified numbers of iShares called "Creation Units," usually in exchange for a basket of portfolio securities and an amount of cash. As a practical matter, only large institutions purchase or redeem Creation Units of iShares. Information about the fees paid when they do this is included in the Company's Statement of Additional Information. Except when aggregated in Creation Units, iShares are not redeemable securities.


Principal Risk Factors

You may lose money by investing in an Index Fund. Each Index Fund is also subject to the following principal risks, more fully described in the Additional Risk Considerations section in this prospectus. Additional risks associated with a particular market or region in which an Index Fund invests are discussed under each Index Fund's profile in the iShares MSCI Index Funds section below. Some or all of these risks may adversely affect an Index Fund's net asset value, yield, total return and/or its ability to achieve its objective:

 . Market Risk. The net asset value of an Index Fund will change with changes in the market value of the stocks it holds.

 . Foreign Security Risk. Each Index Fund invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

 . Management Risk. Because an Index Fund does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

 . Currency Risk. Because each Index Fund's net asset value is determined on the basis of US dollars, you may lose money if you invest in any Index Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of an Index Fund's holdings goes up.

 . Emerging Market Risk. Some foreign markets in which the Index Funds invest are considered to be emerging market countries. Investment in these countries subjects an Index Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The following Index Funds invest in emerging markets: the iShares MSCI Brazil, Malaysia, Mexico, South Korea and Taiwan Index Funds.


 .  Non-Diversification Risk. Each Index Fund (except for the iShares MSCI Japan and United Kingdom Index Funds) is classified as "non-diversified." This
   means that these Index Funds ma     y invest most of their assets in

   securities issued by a small number of companies. As a result, these

--------------------------------------------------------------------------------
page 2                                                                   iShares

   Index Funds may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence. (Each of the iShares MSCI Japan and United Kingdom Index Funds is proposed to be changed to "non-diversified" status; for the change to take effect for either of these Index Funds, the shareholders of the Index Fund would have to approve the change no later than January 24, 2002.)


 . Trading Risk. While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their net asset value, disruptions to creations and redemptions (as has occurred because of Malaysia's capital controls) may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for iShares of each Index Fund on the AMEX (or any other securities exchange on which iShares may trade).



-------------------------------------------------------------------------------
Introduction                                                             page 3

Fees and Expenses

If you invest in an Index Fund, you will pay various expenses, either directly or indirectly. The following tables and examples describe the fees and expenses that you may pay if you buy and hold iShares of an Index Fund.

Shareholder Transaction Fees (fees paid directly from your investment). When buying or selling iShares of an Index Fund through a broker, you will incur customary brokerage commissions and charges.*

Annual Index Fund Operating Expenses (expenses that are deducted from the Index Fund's assets). For the Index Funds that have commenced investment operations (except the iShares MSCI Pacific ex-Japan Index Fund, which commenced sales of its iShares to the public in 2001), total annual Index Fund operating expenses are based on actual expenses accrued by those Index Funds for the fiscal year ended August 31, 2001.



iShares MSCI Index Fund     Australia Austria  Belgium   Brazil      Canada
-----------------------     --------- -------  -------   ------      ------
Management fees............   0.59%    0.59%    0.59%     0.74%       0.59%
Distribution (Rule 12b-1)
 fees......................   0.25%    0.25%    0.25%     0.25%       0.25%
Other expenses**...........    NONE     NONE     NONE      NONE        NONE
                              -----    -----    -----     -----       -----
Total annual Index Fund
 operating expenses........   0.84%    0.84%    0.84%     0.99%       0.84%
                              =====    =====    =====     =====       =====

iShares MSCI Index Fund        EMU     France  Germany  Hong Kong     Italy
-----------------------        ---     ------  -------  ---------     -----
Management fees............   0.59%    0.59%    0.59%     0.59%       0.59%
Distribution (Rule 12b-1)
 fees......................   0.25%    0.25%    0.25%     0.25%       0.25%
Other expenses**...........    NONE     NONE     NONE      NONE        NONE
                              -----    -----    -----     -----       -----
Total annual Index Fund
 operating expenses........   0.84%    0.84%    0.84%     0.84%       0.84%
                              =====    =====    =====     =====       =====

                                                                     Pacific
iShares MSCI Index Fund       Japan   Malaysia Mexico  Netherlands ex-Japan***
-----------------------       -----   -------- ------  ----------- -----------
Management fees............   0.59%    0.59%    0.59%     0.59%       0.50%
Distribution (Rule 12b-1)
 fees......................   0.25%    0.25%    0.25%     0.25%        NONE
Other expenses**...........    NONE     NONE     NONE      NONE        NONE
                              -----    -----    -----     -----       -----
Total annual Index Fund
 operating expenses........   0.84%    0.84%    0.84%     0.84%       0.50%
                              =====    =====    =====     =====       =====

                                       South
iShares MSCI Index Fund     Singapore  Korea    Spain    Sweden    Switzerland
-----------------------     ---------  -----    -----    ------    -----------
Management fees............   0.23%    0.74%    0.59%     0.59%       0.59%
Distribution (Rule 12b-1)
 fees......................   0.25%    0.25%    0.25%     0.25%       0.25%
Other expenses**...........   0.36%     NONE     NONE      NONE        NONE
                              -----    -----    -----     -----       -----
Total annual Index Fund
 operating expenses........   0.84%    0.99%    0.84%     0.84%       0.84%
                              -----    =====    =====     =====       =====
Expense Reimbursement by
 investment advisor........   0.00%       --       --        --          --
                              -----
Net expenses...............   0.84%       --       --        --          --
                              =====

                                       United
iShares MSCI Index Fund      Taiwan   Kingdom
-----------------------      ------   -------
Management fees............   0.74%    0.59%
Distribution (Rule 12b-1)
 fees......................   0.25%    0.25%
Other expenses**...........    NONE     NONE
                              -----    -----
Total annual Index Fund
 operating expenses........   0.99%    0.84%
                              =====    =====

--------

* Creation Unit Transaction Fees for Institutional Investors. The Company issues and redeems iShares only in "Creation Units", which are large blocks of from 50,000 to 600,000 shares, depending on the Index Fund. As a practical matter, only institutions are capable of purchasing or redeeming these Creation Units. In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the issuance/redemption transaction costs incurred by that Index Fund, including market impact expenses relating to investing in or disposing of portfolio securities. The basic transaction fees


--------------------------------------------------------------------------------
page 4                                                                   iShares

   (per Creation Unit purchase or redemption transaction) range from maximums of $1,200 to $8,000, depending on the Index Fund. In addition to the basic transaction fee, Creation Unit purchase or redemption transactions for cash (only if available) require an additional maximum variable charge based on the value of the Creation Unit being purchased or redeemed, depending on the Index Fund. See "Shareholder Information -- Buying and Selling iShares" in this Prospectus for a list of the Creation Unit maximum transaction fees for each Index Fund.


** The Investment Index Advisory Agreement of each Index Fund (other than iShares MSCI Singapore Index Fund) provides that the Advisor will pay the operating expenses of each Index Fund, except portfolio transaction expenses, Rule 12b-1 distribution expenses, litigation expenses, taxes, extraordinary expenses and the advisory fee payable to the investment advisor. Under the advisory agreement in effect for each Index Fund prior to December 28, 2001, each Index Fund paid its own expenses and the Advisor received fees equal to the difference between such expenses and the specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause the Index Fund's expenses to be at the specified rates (again, subject to the same exceptions). (This advisory agreement currently remains in effect for the iShares MSCI Singapore Index Fund, but the shareholders of that Index Fund may approve the Investment Advisory Agreement applicable to each other Index Fund, if that approval occurs no later than January 24, 2002.) The net advisory fees and total expenses of each Index Fund were not affected by the recent changes to the Investment Advisory Agreement.


*** This Index Fund started investment operations on October 26, 2001. These expenses are based on estimated expenses the Index Fund expects to incur for the current fiscal year.



-------------------------------------------------------------------------------

Fees and Expenses                                                         page 5

Example of Expenses

These examples are intended to help you compare the cost of investing in an Index Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses and redemption at the end of each period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


      iShares MSCI Index Fund   1 Year ($) 3 Years ($) 5 Years ($) 10 Years ($)
      -----------------------   ---------- ----------- ----------- ------------
      Australia................    112         294          491       1,060
      Austria..................    115         297          494       1,063
      Belgium..................    149         331          528       1,095
      Brazil ..................    598         806        1,030       1,674
      Canada...................    147         329          526       1,093
      EMU......................    142         324          521       1,088
      France...................    101         283          480       1,049
      Germany..................     97         279          476       1,045
      Hong Kong................    172         353          550       1,117
      Italy....................    102         284          482       1,051
      Japan....................    116         298          495       1,064
      Malaysia ................    583         760          952       1,504
      Mexico ..................    104         286          483       1,052
      Netherlands..............    129         310          508       1,076
      Pacific ex-Japan.........     80         189          N/A         N/A
      Singapore ...............    168         349          546       1,113
      South Korea..............    598         806        1,030       1,674
      Spain....................    114         296          494       1,062
      Sweden...................    131         313          510       1,078
      Switzerland..............    118         300          497       1,065
      Taiwan...................    598         806        1,030       1,674
      United Kingdom...........    119         301          498       1,067


--------------------------------------------------------------------------------
page 6                                                                   iShares

You would pay the following expenses if you did not redeem your shares:


      iShares MSCI Index
      Series                   1 Year ($) 3 Years ($) 5 Years ($) 10 Years ($)
      ------------------       ---------- ----------- ----------- ------------
      Australia...............     99         281         478        1,047
      Austria.................    100         282         479        1,048
      Belgium.................    117         299         496        1,063
      Brazil .................    398         606         830        1,474
      Canada..................    116         298         495        1,063
      EMU.....................    114         295         492        1,060
      France..................     93         275         473        1,042
      Germany.................     91         273         471        1,040
      Hong Kong...............    129         310         507        1,074
      Italy...................     94         276         473        1,042
      Japan...................    101         283         480        1,049
      Malaysia ...............    383         560         752        1,304
      Mexico .................     95         277         474        1,043
      Netherlands.............    107         289         486        1,054
      Pacific ex-Japan........     65         175         N/A          N/A
      Singapore ..............    127         308         505        1,072
      South Korea.............    398         606         830        1,474
      Spain...................    100         282         479        1,048
      Sweden..................    108         290         487        1,055
      Switzerland.............    102         284         481        1,049
      Taiwan..................    398         606         830        1,474
      United Kingdom..........    103         284         482        1,050


The above examples are for illustration purposes only and are not a representation of the Index Funds' actual expenses and returns, either past or future (e.g., the above examples include the maximum transaction fees chargeable by an Index Fund).

--------------------------------------------------------------------------------
Fees and Expenses                                                         page 7

The iShares MSCI Index Funds

iShares MSCI Australia Index Fund

CUSIP: 464286103
AMEX Trading Symbol: EWA
------------------------

Fund Investment Objective

The iShares MSCI Australia Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Australian Stock Exchange. As of October 31, 2001, the Index's three largest stocks were National Australia Bank, Commonwealth Bank and BHP Billiton Ltd. (BHP) and its three largest industries were banks, diversified metals & mining and movies & entertainment. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997          1998          1999          2000
            ----------     ---------     ---------     --------
             (10.19%)        2.18%         19.24%      (11.52%)



       Year to Date Total Return as of September 30, 2001: (13.04%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 13.59%                                 (12.94%)
   (Quarter ended December 31, 1998)       (Quarter ended December 31, 1997)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                            Since Inception
                                               1 Year          (3/12/96)
                                              --------      ---------------
     Australia Index Fund                     (11.52%)           1.76%
     MSCI Australia Index                      (9.95%)           2.51%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 8                                                                   iShares
iShares MSCI Austria Index Fund

CUSIP: 464286202
AMEX Trading Symbol: EWO
------------------------

Fund Investment Objective

The iShares MSCI Austria Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Vienna Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Erste Bank Oester. Spk., OMV Ag and Telekom Austria and its three largest industries were banks, integrated oil & gas and integrated telecommunication services. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997          1998           1999           2000
            ----------     ---------     ----------     ----------
               1.05%         (1.83%)      (10.36%)       (10.57%)



        Year to Date Total Return as of September 30, 2001: (4.02%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 12.76%                                 (23.45%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                             Since
                                                           Inception
                                              1 Year       (3/12/96)
                                             --------      ---------
     Austria Index Fund                      (10.57%)       (5.20%)
     MSCI Austria Index                      (11.96%)       (3.68%)


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                              page 9
iShares MSCI Belgium Index Fund

CUSIP: 464286301
AMEX Trading Symbol: EWK
------------------------

Fund Investment Objective

The iShares MSCI Belgium Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Brussels Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Fortis Belgium, Dexia and Electrabel and its three largest industries were banks, diversified financial services and electric utilities. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
              11.84%         51.69%        (14.05%)       (16.10%)



       Year to Date Total Return as of September 30, 2001: (16.43%)


              Best Quarter                           Worst Quarter
              ------------                           -------------

                 17.78%                              (22.08%)


   (Quarter ended December 31, 1998)      (Quarter ended March 31, 2000)


         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                             Since
                                                           Inception
                                              1 Year       (3/12/96)
                                             --------      ---------
     Belgium Index Fund                      (16.10%)        6.16%
     MSCI Belgium Index                      (16.85%)        9.01%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 10                                                                  iShares
iShares MSCI Brazil Index Fund


CUSIP: 464286400
AMEX Trading Symbol: EWZ
------------------------

Fund Investment Objective

The iShares MSCI Brazil Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil Index (the "Index").


Benchmark Index Information

The Index consists of stocks traded primarily on the Bolsa de Valores de Sao Paulo. As of October 31, 2001, the Index's three largest stocks were Petrobras Pn, Petrobras On and Ambev Pn and its three largest industries were integrated oil & gas, banks and integrated telecommunication services. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Brazil has in recent history experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to high price volatility in the Brazilian equity markets.

Prior Performance

Since the Fund was first offered to the public on July 11, 2000, and has not been in existence for a full calendar year, prior performance information is not presented.


--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 11
iShares MSCI Canada Index Fund

CUSIP: 464286509
AMEX Trading Symbol: EWC
------------------------

Fund Investment Objective

The iShares MSCI Canada Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Toronto Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Royal Bank of Canada, Nortel Networks Corp. and Bank Nova Scotia and its three largest industries were banks, life & health insurance and oil & gas exploration & production. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
              10.91%         (6.47%)        46.13%          7.66%



       Year to Date Total Return as of September 30, 2001: (26.03%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 21.44%                                 (24.40%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                             Since
                                                           Inception
                                             1 Year        (3/12/96)
                                             ------        ---------
     Canada Index Fund                        7.66%         15.22%
     MSCI Canada Index                        5.34%         16.61%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 12                                                                  iShares
iShares MSCI EMU Index Fund

CUSIP: 464286608
AMEX Trading Symbol: EZU
------------------------

Fund Investment Objective

The iShares MSCI EMU Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union ("EMU") markets, as measured by the MSCI EMU Index (the "Index").

Benchmark Index Information

The Index is consists of stocks from the following eleven countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of October 31, 2001, the Index's three largest stocks were Royal Dutch Petroleum Co., Nokia Corp. and Total Fina Elf and its three largest industries were banks, integrated oil & gas and integrated telecommunication services. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that EMU was implemented only recently (January 1, 1999) and it is anticipated that additional countries will join the system over time. Also, it is possible that countries may withdraw from EMU or that EMU may be abandoned at some future time. Any change to EMU may adversely affect the investment performance of the Fund. If EMU were to be abandoned the Board of Directors would propose a change in the investment objective of the Series or cause its liquidation.

Prior Performance

Since the Fund was first offered to the public on July 26, 2000, and has not been in existence for a full calendar year, prior performance information is not presented.


--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 13
iShares MSCI France Index Fund

CUSIP: 464286707
AMEX Trading Symbol: EWQ
------------------------

Fund Investment Objective

The iShares MSCI France Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Paris Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Total Fina Elf, Aventis and Vivendi Universal and its three largest industries were integrated oil & gas, pharmaceuticals and banks. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
              11.47%          40.78%         29.97%        (5.09%)



       Year to Date Total Return as of September 30, 2001: (31.11%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 23.51%                                 (16.16%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                                Since
                                                              Inception
                                                1 Year        (3/12/96)
                                                -------       ---------
     France Index Fund                          (5.09%)         19.02%
     MSCI France Index                          (4.31%)         19.21%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 14                                                                  iShares
iShares MSCI Germany Index Fund

CUSIP: 464286806
AMEX Trading Symbol: EWG
------------------------

Fund Investment Objective

The iShares MSCI Germany Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Siemens, Allianz and E. On and its three largest industries were automobile manufacturers, industrial conglomerates and banks. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
              22.75%         28.28%         20.87%        (15.97%)



       Year to Date Total Return as of September 30, 2001: (35.02%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 27.11%                                 (15.76%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                                 Since
                                                               Inception
                                                 1 Year        (3/12/96)
                                                --------       ---------
     Germany Index Fund                         (15.97%)         12.35%
     MSCI Germany Index                         (15.59%)         13.10%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 15
iShares MSCI Hong Kong Index Fund

CUSIP: 464286871
AMEX Trading Symbol: EWH
------------------------

Fund Investment Objective

The iShares MSCI Hong Kong Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of October 31, 2001, the Index's three largest stocks were Hutchison Whampoa, Cheung Kong Holdings and Sun Hung Kai Properties and its three largest industries were real estate management & development, industrial conglomerates and electric utilities. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom in 1998.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
             (26.74%)        (9.21%)        54.00%        (14.02%)



       Year to Date Total Return as of September 30, 2001: (33.32%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 26.95%                                 (30.12%)
   (Quarter ended December 31, 1998)       (Quarter ended December 31, 1997)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                              Since
                                                            Inception
                                              1 Year        (3/12/96)
                                             --------       ---------
     Hong Kong Index Fund                    (14.02%)         1.70%
     MSCI Hong Kong Index                    (14.74%)         4.99%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 16                                                                  iShares
iShares MSCI Italy Index Fund

CUSIP: 464286855
AMEX Trading Symbol: EWI
------------------------

Fund Investment Objective

The iShares MSCI Italy Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Milan Stock Exchange. As of October 31, 2001, the Index's three largest stocks were ENI, Assicurazioni Generali and Tim Ord and its three largest industries were banks, integrated oil & gas and multi-line insurance. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
              35.77%         50.24%          0.53%        (1.17%)



       Year to Date Total Return as of September 30, 2001: (31.32%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 34.44%                                 (10.61%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                               Since
                                                             Inception
                                              1 Year         (3/12/96)
                                              -------        ---------
     Italy Index Fund                         (1.17%)          18.78%
     MSCI Italy Index                         (1.33%)          18.72%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 17
iShares MSCI Japan Index Fund

CUSIP: 464286848
AMEX Trading Symbol: EWJ
------------------------

Fund Investment Objective

The iShares MSCI Japan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Toyota Motor Corp., NTT Docomo and Takeda Chemical Ind. and its three largest industries were banks, consumer electronics and pharmaceuticals. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Japanese economy faces several concerns, including: a financial system with large levels of nonperforming loans; over-leveraged corporate balance sheets; an aging workforce; a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility; extensive cross-ownership by major corporations; a changing corporate governance structure; and large government deficits. Japan's economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
             (23.63%)         3.53%        57.89%        (28.57%)



       Year to Date Total Return as of September 30, 2001: (25.51%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 26.25%                                 (19.80%)
   (Quarter ended December 31, 1998)       (Quarter ended December 31, 1997)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                                 Since
                                                               Inception
                                                1 Year         (3/12/96)
                                               --------        ---------
     Japan Index Fund                          (28.57%)         (4.79%)
     MSCI Japan Index                          (28.16%)         (3.84%)


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 18                                                                  iShares
iShares MSCI Malaysia Index Fund


CUSIP: 464286830
AMEX Trading Symbol: EWM
------------------------

Fund Investment Objective

The iShares MSCI Malaysia Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia Index (the "Index").


Benchmark Index Information

The Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of October 31, 2001 the Index's three largest stocks were Malayan Banking, Telekom Malaysia and Tenaga Nasional and its three largest industries were banks, electric utilities and integrated telecommunication services. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one-year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The capital controls were subsequently amended in a number of respects. The Company suspended creations of the Fund's shares when the capital controls were implemented, and advised investors that it would, to the extent possible under the applicable Malaysian regulations, deliver Malaysian ringgits in satisfaction of redemption requests received. The disruption of the creation/redemption mechanism for the Fund adversely affected the trading market for iShares of the Fund, resulting in their trading at prices that differed materially from their net asset value on many days.


In May 2000, the Company commenced offers and redemptions of Creation Units of the Fund for U.S. dollars. There can be no assurance that the Company will be able to offer and redeem such Creation Units on an in-kind basis at any time in the future.


The Finance Ministry of Malaysia abolished, effective May 2, 2001, the exit levy of 10% that had previously applied to profits repatriated by foreign entities such as the Fund. However, as discussed below, there can be no assurance that this or some other levy will not be reinstated by Malaysian authorities in the future, to the possible detriment of the Fund and its shareholders.


The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders. Since the capital controls were imposed, the iShares of the Fund have often traded at discounts or premiums to their net asset value. Since the Company's decision to permit offers and redemptions of Creation Units of the Fund's iShares for U.S. dollars, they have traded at prices that have generally been close to their net asset values. However, there can be no assurances that this will continue to be the case.

-------------------------------------------------------------------------------
The iShares MSCI Index Funds                                            page 19

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
             (66.93%)       (29.31%)       92.98%        (15.85%)



        Year to Date Total Return as of September 30, 2001: (7.28%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                122.01%                                 (46.01%)
     (Quarter ended June 30, 1999)           (Quarter ended June 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                                    Since
                                                                  Inception
                                                  1 Year          (3/12/96)
                                                 --------         ---------
     Malaysia Index Fund                         (15.85%)         (16.10%)
     MSCI Malaysia Index                         (15.90%)         (14.94%)


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 20                                                                  iShares
iShares MSCI Mexico Index Fund


CUSIP: 464286822
AMEX Trading Symbol: EWW
------------------------

Fund Investment Objective

The iShares MSCI Mexico Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico Index (the "Index").


Benchmark Index Information

The Index consists of stocks traded primarily on the Mexican Stock Exchange. As of October 31, 2001 the Index's three largest stocks were Telefonos Mexico L, America Movil L and Cemex Cpo. and its three largest industries were integrated telecommunication services, wireless telecommunication services and construction materials. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Mexican economy is heavily dependent on the health of the US economy, as the United States purchases most of Mexico's exports. Mexico also has suffered from severe currency devaluations in the past, and has been destabilized by local insurrections in certain regions, particularly the State of Chiapas. In addition, there is a risk of disruption following the recent election of a president who is not a member of the political party that has dominated Mexico for many decades.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
              48.53%        (35.00%)       76.12%        (22.78%)



        Year to Date Total Return as of September 30, 2001: (5.65%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 35.92%                                 (24.30%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                                 Since
                                                               Inception
                                                 1 Year        (3/12/96)
                                                --------       ---------
     Mexico Index Fund                          (22.78%)         9.05%
     MSCI Mexico Index                          (20.49%)        12.02%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 21
iShares MSCI Netherlands Index Fund

CUSIP: 464286814
AMEX Trading Symbol: EWN
------------------------

Fund Investment Objective

The iShares MSCI Netherlands Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Royal Dutch Petroleum Co., ING Groep and Unilever NV Cert. and its three largest industries were integrated oil & gas, diversified financial services and packaged foods. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
              20.11%         24.09%         4.54%         (7.80%)



       Year to Date Total Return as of September 30, 2001: (28.61%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 17.76%                                 (15.33%)
   (Quarter ended December 31, 1998)       (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                                 Since
                                                               Inception
                                                1 Year         (3/12/96)
                                                -------        ---------
     Netherlands Index Fund                     (7.80%)         12.94%
     MSCI Netherlands Index                     (4.09%)         15.03%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 22                                                                  iShares
iShares MSCI Pacific ex-Japan Index Fund


CUSIP: 464286665
AMEX Trading Symbol: EPP

------------------------

Fund Investment Objective


The iShares MSCI Pacific ex-Japan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore market, as measured by the MSCI Pacific Free ex-Japan Index (the "Index").


Benchmark Index Information


The Index consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. As of October 31, 2001, the Index's three largest stocks were National Australia Bank, Commonwealth Bank and Hutchison Whampoa and its three largest industries were banks, real estate management & development and diversified metals & mining. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks


In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom in 1998.


As a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.


New Zealand has been a predominantly agricultural based country. However, since 1984, its government has been moving the country to become more industrialized. Its growth, however, remains dependent on the economic well-being of Asia, Europe and the U.S. In 1998, the economy fell into recession due to the Asian economic crisis and summer drought.


Prior Performance


Since the Fund was first offered to the public on October 26, 2001, and has not been in existence for a full calendar year, prior performance information is not presented.


--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 23
iShares MSCI Singapore Index Fund


CUSIP: 464286673
AMEX Trading Symbol: EWS
------------------------

Fund Investment Objective

The iShares MSCI Singapore Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore Index (the "Index").


Benchmark Index Information

The Index consists of stocks traded primarily on the Singapore Stock Exchange. As of October 31, 2001 the Index's three largest stocks were United Overseas Bank, Singapore Telecom and OCBC Bank and its three largest industries were banks, integrated telecommunication services and publishing & printing. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that as a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
             (43.87%)        (5.44%)       55.35%        (25.06%)



       Year to Date Total Return as of September 30, 2001: (34.78%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 55.99%                                (36.28%)
   (Quarter ended December 31, 1998)         (Quarter ended June 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                         Since Inception
                                           1 Year           (3/12/96)
                                          --------       ---------------
     Singapore Index Fund                 (25.06%)          (10.06%)
     MSCI Singapore Index                 (27.72%)           (8.96%)


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 24                                                                  iShares
iShares MSCI South Korea Index Fund

CUSIP: 464286772
AMEX Trading Symbol: EWY
------------------------

Fund Investment Objective

The iShares MSCI South Korea Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the South Korean Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Samsung Electronics Co., SK Telecom Co. and Posco Pohang Iron & Steel and its three largest industries were semiconductors, wireless telecommunication services and banks. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that while South Korea's relations with communist North Korea have improved somewhat in recent times, each has substantial military capabilities, and there is a risk of war between North and South Korea at any time. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets.

Prior Performance

Since the Fund was first offered for sale to the public on May 10, 2000, and has not been in existence for a full calendar year, prior performance information is not presented.


--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 25
iShares MSCI Spain Index Fund

CUSIP: 464286764
AMEX Trading Symbol: EWP
------------------------

Fund Investment Objective

The iShares MSCI Spain Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Madrid Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Telefonica, BBVA and BSCH BCO Santander Central and its three largest industries were banks, integrated telecommunication services and electric utilities. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
              23.90%         51.30%        (2.12%)       (13.62%)



       Year to Date Total Return as of September 30, 2001: (20.56%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 38.58%                                 (16.56%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                           Since Inception
                                            1 Year            (3/12/96)
                                           --------        ---------------
     Spain Index Fund                      (13.62%)            17.26%
     MSCI Spain Index                      (15.86%)            18.73%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 26                                                                  iShares
iShares MSCI Sweden Index Fund

CUSIP: 464286756
AMEX Trading Symbol: EWD
------------------------

Fund Investment Objective

The iShares MSCI Sweden Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Ericsson (Lm) B, Nordea and Hennes & Mauritz B and its three largest industries were telecommunications equipment, banks and industrial machinery. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
              11.00%         11.06%        63.93%        (23.74%)



       Year to Date Total Return as of September 30, 2001: (40.97%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 36.63%                                 (24.05%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                           Since Inception
                                             1 Year           (3/12/96)
                                            --------       ---------------
     Sweden Index Fund                      (23.74%)           15.97%
     MSCI Sweden Index                      (21.29%)           19.79%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 27
iShares MSCI Switzerland Index Fund

CUSIP: 464286749
AMEX Trading Symbol: EWL
------------------------

Fund Investment Objective

The iShares MSCI Switzerland Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Zurich Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Novartis, Nestle and UBS Namen and its three largest industries were pharmaceuticals, banks and packaged foods. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998           1999           2000
            ----------     ----------     ----------     ----------
              35.23%         18.27%        (3.25%)          5.87%



       Year to Date Total Return as of September 30, 2001: (27.83%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 24.63%                                (22.09%)
   (Quarter ended December 31, 1998)       (Quarter ended September 30, 1998)


         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                            Since Inception
                                             1 Year            (3/12/96)
                                             ------         ---------------
     Switzerland Index Fund                  5.87%              10.69%
     MSCI Switzerland Index                  5.85%              12.21%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 28                                                                  iShares
iShares MSCI Taiwan Index Fund

CUSIP: 464286731
AMEX Trading Symbol: EWT
------------------------

Fund Investment Objective

The iShares MSCI Taiwan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of October 31, 2001, the Index's three largest stocks were Taiwan Semiconductor Mfg., United Microelectronics and Asustek Computer and its three largest industries were semiconductors, computer storage & peripherals and banks. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that owing to Taiwan's size and geographic proximity to the People's Republic of China, and its history of political contention with China (which regards Taiwan as a renegade province), developments in Taiwan's ongoing relations with China, including the ongoing risk of invasion by or war with China and other factors, may materially impact the Taiwanese economy and securities markets. The recent election of a new government in Taiwan has resulted in increased tensions with China, which is concerned that the new government is in favor of independence for Taiwan.

Prior Performance

Since the Fund was first offered to the public on June 21, 2000, and has not been in existence for a full calendar year, prior performance information is not presented.


--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 29
iShares MSCI United Kingdom Index Fund

CUSIP: 464286699
AMEX Trading Symbol: EWU
------------------------

Fund Investment Objective

The iShares MSCI United Kingdom Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the "Index").

Benchmark Index Information

The Index consists of stocks traded primarily on the London Stock Exchange. As of October 31, 2001, the Index's three largest stocks were BP, GlaxoSmithKline and Vodafone Group and its three largest industries were banks, integrated oil & gas and pharmaceuticals. Fund Fact Sheets listing the Fund's top ten holdings and industry breakdown as of a recent date are available at the iShares website.


Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                    Annual Total Returns as of 12/31/00


               1997           1998          1999           2000
            ----------     ----------    ----------     ----------
              20.85%         18.42%        12.14%        (11.67%)



       Year to Date Total Return as of September 30, 2001: (20.82%)


              Best Quarter                           Worst Quarter
              ------------                           -------------
                 18.43%                                (10.56%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

         Average Annual Total Returns as of 12/31/00 -- Comparison



                                                           Since Inception
                                             1 Year           (3/12/96)
                                            --------       ---------------
     United Kingdom Index Fund              (11.67%)           13.23%
     MSCI United Kingdom Index              (11.53%)           13.84%


 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 30                                                                  iShares

Investment Policies and Strategies

Indexing Investment Approach. Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, each Index Fund, using a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark MSCI Index by investing in a portfolio of stocks selected by using quantitative analytical procedures. Stocks are selected for inclusion in an Index Fund in order to have investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures that, taken together, are similar to those of the benchmark MSCI Index taken in its entirety.

Portfolio Sampling. Generally, an Index Fund does not hold all of the issues that comprise its benchmark MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, an Index Fund will attempt to hold a representative sample of the securities in its benchmark MSCI Index, which will be selected by the investment advisor using quantitative analytical models in a technique known as "portfolio sampling". Under this technique, each stock is considered for inclusion in an Index Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The investment advisor seeks to construct the portfolio of an Index Fund so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark MSCI Index. Over time, the portfolio composition of an Index Fund may be rebalanced to reflect changes in the characteristics of its benchmark MSCI Index or to bring the performance and characteristics of an Index Fund more in line with that of its benchmark MSCI Index. Rebalancing may also be required for tax purposes. These rebalancings will require an Index Fund to incur transaction costs and other expenses.


An Index Fund reserves the right to invest in all of the securities in its benchmark MSCI Index, and an Index Fund with a benchmark index comprised of relatively few stocks may do so on a regular basis. In addition, the iShares MSCI Australia, Austria, Belgium, Brazil, Hong Kong, Italy, Mexico, Netherlands, Singapore, South Korea, Spain, Sweden, Switzerland and Taiwan Index Funds may hold stocks that are not in their benchmark MSCI Index if the investment advisor determines this to be appropriate in light of the Index Fund's investment objective and relevant investment constraints.


Investment Assets. Each Index Fund has a policy to remain as fully invested as practicable in a pool of equity securities. Each Index Fund will normally invest at least 95% of its total assets in stocks that are represented in its benchmark MSCI Index, and will at all times invest at least 90% of its total assets in such stocks except that in order to permit the investment advisor additional flexibility to comply with the requirements of the US Internal Revenue Code and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the iShare MSCI Australia, Austria, Belgium, Brazil, Hong Kong, Italy, Mexico, Netherlands, Singapore, South Korea, Spain, Sweden, Switzerland and Taiwan Index Funds will at all times invest at least 80% of its total assets in such stocks and at least half of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in its benchmark MSCI Index. (This policy will not be changed without first providing 60 days' prior written notice of the change to shareholders.)


Each Index Fund may invest its remaining assets in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940), in repurchase agreements, in stocks that are in the relevant market but not its benchmark MSCI Index (as indicated above), and/or in combinations of stock index futures contracts, options on futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide an Index Fund with exposure to a stock. The investment advisor may attempt to reduce tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although


--------------------------------------------------------------------------------

Investment Policies and Strategies                                       page 31
there can be no assurance that these futures will correlate with the performance of its benchmark MSCI Index. An Index Fund will not use these instruments to leverage, or borrow against, their securities holdings or for speculative purposes. In some cases the use of these special investment techniques can adversely affect the performance of an Index Fund.

Lending of Securities. Each Index Fund may lend its portfolio securities. In connection with these loans, the Company receives liquid collateral equal to at least 105% of the value of the portfolio securities being lent. This collateral is marked to market on a frequent basis. Notwithstanding such collateral, the Index Fund would lose value to the extent that a borrower defaults on its obligation to return borrowed portfolio securities and the value of the collateral is less than the value of the borrowed securities.


Industry Concentration. Each of the iShares MSCI Austria, Brazil, Canada, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, South Korea, Spain, Sweden, Switzerland and United Kingdom Index Funds has the following industry concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if an investment in the stock of a single issuer would account for more than 25% of the Index Fund's assets, that Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of an Index Fund's shareholders.


As of October 31, 2001, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:



        iShares MSCI Index Fund   Industry or Industries
        -----------------------   ----------------------
        Brazil                    Integrated Oil & Gas
        Hong Kong                 Real Estate Management & Development
        Mexico                    Integrated Telecommunication Services
        Netherlands               Integrated Oil & Gas
        Singapore                 Banks
        South Korea               Semiconductors
        Spain                     Banks
        Sweden                    Telecommunications Equipment
        Switzerland               Pharmaceuticals


Each of the iShares MSCI Australia, Belgium, Pacific ex-Japan and Taiwan Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Index Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Index Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision. (The concentration policy of each of the other Index Funds is proposed to be changed to the concentration policy described in this paragraph; for the change to take effect for any of these Index Funds, the shareholders of that Index Fund would have to approve the change no later than January 24, 2002.)


--------------------------------------------------------------------------------
page 32                                                                  iShares

As of October 31, 2001, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

        iShares MSCI Index Fund   Industry or Industries
        -----------------------   ----------------------
        Australia                 Banks
        Pacific ex-Japan          Banks
        Taiwan                    Semiconductors

Borrowing Money. An Index Fund may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that an Index Fund borrows money, it may be leveraged; at such times, the Index Fund's value may appreciate or depreciate more rapidly than its benchmark MSCI Index. An Index Fund will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

Fundamental Policies. The concentration policy of each Index Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies described in this Prospectus is a non-fundamental policy that may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these policies is implemented. Certain other fundamental policies of the Company are set forth in the Statement of Additional Information under "Investment Limitations."

Tracking Error. Due to the use of the portfolio sampling technique described above and other factors discussed in this Prospectus, an Index Fund is not expected to track its benchmark MSCI Index with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. The investment advisor expects that, over time, an Index Fund's "expected tracking error" relative to the performance of its benchmark index will be less than 5% and its tracking error will generally be greater if its benchmark index has fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of an Index Fund will be within plus or minus 5% of its benchmark MSCI Index level after one year, without rebalancing the portfolio composition. Thus, actual tracking error in a period may exceed 5%, perhaps significantly, even though the expected tracking error is less than 5%. In addition, it is possible that future developments (e.g., the domination of an Index Fund's benchmark index by a small number of stocks) may result in an Index Fund having an unexpected tracking error of greater than 5%. For the fiscal year ended August 31, 2001, there were no Index Funds with a tracking error greater than 5%. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of an Index Fund increases or decreases in exact proportion to changes in its benchmark MSCI Index.

The following factors may adversely affect the tracking of an Index Fund to that of its benchmark MSCI Index:

 . the Index Funds must pay various expenses, while the benchmark MSCI Indices do not reflect any expenses;

 . since the investment portfolios of the Index Funds do not generally replicate the underlying MSCI Indices, their investment performance is likely to differ from that of the MSCI Indices;

 . the portfolio sampling technique used to manage the Index Funds is based on historical price relationships and changes to those relationships can adversely affect tracking. In some situations, the requirements of the US Internal Revenue Code can adversely affect tracking by preventing an Index Fund from holding optimal positions in particular securities;

                                                                         page 33

--------------------------------------------------------------------------------

Investment Policies and Strategies

 . an Index Fund must comply with regulatory constraints that do not affect the calculation of its corresponding MSCI Index;

 . the existence of uninvested assets in the portfolios (principally cash and deferred organizational expenses) while the benchmark MSCI Indices do not have uninvested assets;
 . Index Funds receive interest income on uninvested cash and most Index Funds receive income from securities lending activities, whereas the benchmark MSCI Indices do not have such sources of income; and

 . the fact that an Index Fund may be subject to a different foreign withholding tax rate than that assumed by its benchmark MSCI Index.

Although the investment advisor regularly monitors the tracking error of each Index Fund, there can be no assurance that any Index Fund will achieve any particular level of tracking error relative to the performance of its benchmark MSCI Index. Semi-annual and annual reports of the Company disclose tracking error for each Index Fund over the previous six-month period, and in the event that tracking error exceeds 5%, the Board of Directors will consider whether it would be appropriate to take action.


Additional Information About Principal Risk Factors

An investment in iShares of an Index Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in iShares MSCI Index Funds generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

 . less liquid and less efficient securities markets;

 . greater price volatility;

 . exchange rate fluctuations and exchange controls;

 . less publicly available information about issuers;

 . the imposition of withholding or other taxes;

 . the imposition of restrictions on the expatriation of funds or other assets of an Index Fund;

 . higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;

 . difficulties in enforcing contractual obligations;

 . lesser levels of regulation of the securities markets;

 . different accounting disclosure and reporting requirements;


 . more substantial government involvement in the economy;

 . higher rates of inflation;

 . greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

Index Funds that issue and/or redeem Creation Units for cash (the Brazil, Malaysia, South Korea and Taiwan Index Funds) may have greater tracking error than other Index Funds since they are at risk that the prices they pay or receive for portfolio securities will be different than the prices in effect when they determine the value of the Creation Units being issued or redeemed.


--------------------------------------------------------------------------------
page 34                                                                  iShares

Volatility of Foreign Equity Markets. The US dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of US markets. Greater volatility connotes greater uncertainty as to a portfolio's liquidation value at a future point in time. The volatility information below is a measurement of the standard deviation of five years of monthly total returns of the MSCI Index. The percentages reflect the historical average annual volatility for each MSCI Index, based on monthly total returns of the MSCI Indices from October 31, 1996 to October 31, 2001.

                        Standard
         Index          Deviation  Mean
         -----          --------- ------
MSCI Australia.........  5.87%    0.13%
MSCI Austria...........  6.00%    (0.29%)
MSCI Belgium...........  5.29%    0.38%
MSCI Brazil............  12.63%   0.43%
MSCI Canada............  6.92%    0.65%
MSCI France............  5.75%    0.87%
MSCI Germany...........  6.52%    0.49%
MSCI Hong Kong.........  10.13%   0.01%
MSCI Italy.............  7.07%    0.99%
MSCI Japan.............  6.56%    (0.49%)
MSCI Malaysia..........  43.46%   (0.61%)

                        Standard
         Index          Deviation  Mean
         -----          --------- ------
MSCI Mexico............  10.27%   1.39%
MSCI Netherlands.......   5.58%   0.56%
MSCI Pacific ex-Japan
 (Free)................   7.68%   (0.46%)
MSCI Singapore.........  11.06%   (0.66%)
MSCI South Korea.......  17.84%   0.79%
MSCI Spain.............   7.01%   1.08%
MSCI Sweden............   8.53%   0.59%
MSCI Switzerland.......   5.50%   0.60%
MSCI Taiwan............  10.46%   (0.58%)
MSCI United Kingdom....   4.12%   0.51%

The larger the percentage stated for an MSCI Index, the greater the historical average annual volatility of that MSCI Index. Among the listed MSCI Indices, the MSCI United Kingdom reflects the lowest historical volatility, and the MSCI Malaysia reflects the highest historical volatility. Short-term volatility in these markets can be significantly greater than average annual volatility.

Foreign Currency Fluctuations. Because each Index Fund's assets are generally invested in non-US securities, and because a substantial portion of the revenue and income of each Index Fund is received in a foreign currency, the dollar value of an Index Fund's net assets is reduced by declines in the value of the relevant foreign currency relative to the dollar and are positively affected by increases in the value of that currency relative to the dollar. Also, government or monetary authorities may impose or alter exchange controls in a way that would adversely affect exchange rates.

Any currency fluctuations will affect the net asset value of an Index Fund regardless of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, no Index Fund expects to engage in currency transactions for the purpose of hedging against a decline in value of any foreign currencies.

Concentration and Lack of Diversification of Certain Index Funds. Each Index Fund (except for the iShares MSCI Japan and United Kingdom Funds) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. (Each of the iShares MSCI Japan and United Kingdom Index Funds is proposed to be changed to "non-diversified" status; for the change to take effect for either of these Index Funds, the shareholders of the Index Fund would have to approve the change no later than January 24, 2002.) In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each non-diversified Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the US Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the US Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more

--------------------------------------------------------------------------------
Additional Information About Principal Risk Factors                      page 35
susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Trading Issues. Trading in iShares on the AMEX (or any other securities exchange on which iShares may be listed or traded) may be halted due to market conditions or for reasons that, in the AMEX's view (or that of any such other exchange's), make trading in iShares inadvisable. In addition, trading in iShares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. If trading on the AMEX or another exchange on which iShares are listed is halted, you may not be able to sell your iShares until trading resumes. There can be no assurance that the requirements of the AMEX (or any other exchange) that are necessary to maintain the listing of any Index Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value and Trading Prices. The net asset value of iShares of an Index Fund will fluctuate with changes in the market value of an Index Fund's security holdings and changes in the exchange rate between the US dollar and the subject foreign currency. The market prices of iShares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX or another exchange on which iShares are listed. The Company cannot predict whether iShares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces in the secondary trading market for iShares will be closely related, but not identical, to the same forces influencing the prices of the stocks of the MSCI Index trading individually or in the aggregate at any point in time. Given, however, that iShares must be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the investment advisor believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained. In the event that the Company must suspend or discourage creations and/or redemptions of Creation Unit aggregations of iShares of an Index Fund, we expect larger discounts or premiums. This occurred in the case of the Malaysia Index Fund ("Malaysia Fund") iShares, which frequently traded at prices that materially differed from their net asset values between the dates creations and "in kind" redemptions of the Malaysia Fund, iShares were suspended in response to capital controls imposed by Malaysia from September 1998 and May 2000, when the Company commenced sales and redemptions of Malaysia Fund iShares for cash in U.S. dollars. The Company recently received regulatory relief from the Malaysian authorities and is currently investigating the possibility of re-instituting sales and redemptions of Creation Units of the Malaysia Fund's iShares on an "in-kind" basis, but there can be no assurance that the Company will be able to offer and redeem such Creation Units in-kind at any time in the future.


Management

Investment Advisor


Barclays Global Fund Advisors is responsible for the investment management of each Index Fund. It is a California corporation indirectly owned by Barclays Bank PLC and is registered under the Investment Advisers Act of 1940. Barclays Global Fund Advisors has managed equity portfolios, including index funds and mutual funds, for over 25 years. As of September 30, 2001, the investment advisor and its affiliates managed, administered or advised assets aggregating in excess of $703 billion. Barclays Global Fund Advisors' principal business address is 45 Fremont Street, San Francisco, California 94105.


Under its Investment Advisory Agreement with the Company, Barclays Global Fund Advisors is responsible for paying all expenses incurred by each Index Fund (other than the iShares MSCI Singapore Index Fund), except portfolio transaction expenses, Rule 12b-1 distribution expenses, litigation expenses, taxes, extraordinary expenses and the investment advisory fee itself. Under the advisory agreement in effect for each Index Fund prior to December 28, 2001, each Index Fund paid its own expenses and Barclays Global Fund Advisors received fees equal to the difference between such

--------------------------------------------------------------------------------
page 36                                                                  iShares
expenses and specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause the Index Fund's expenses to be at such specified rates (again, subject to the same exceptions). (This advisory agreement currently remains in effect for the iShares MSCI Singapore Index Fund, but the shareholders of that Index Fund may approve the Investment Advisory Agreement applicable to each other Index Fund, if that approval occurs no later than January 24, 2002.) The net advisory fees and total expenses of each Index Fund were not affected by the recent changes to the Investment Advisory Agreement. For the fiscal year ended August 31, 2001, the investment advisor accrued, received or reimbursed the following fees as a percentage of the average daily net assets of each of the iShares MSCI Index Funds.



                               Percentage of                                 Percentage of
                               Average Daily                                 Average Daily
      iShares MSCI Index Fund   Net Assets          iShares MSCI Index Fund   Net Assets
      -----------------------  -------------        -----------------------  -------------
      Australia...............         0.59%        Malaysia................         0.59%
      Austria.................         0.59%        Mexico..................         0.59%
      Belgium.................         0.59%        Netherlands.............         0.59%
      Brazil..................         0.74%        Pacific ex-Japan........         0.50%*
      Canada..................         0.59%        Singapore...............         0.23%
      EMU.....................         0.59%        South Korea.............         0.74%
      France..................         0.59%        Spain...................         0.59%
      Germany.................         0.59%        Sweden..................         0.59%
      Hong Kong...............         0.59%        Switzerland.............         0.59%
      Italy...................         0.59%        Taiwan..................         0.74%
      Japan...................         0.59%        United Kingdom..........         0.59%

--------

*Since the fund commenced operations on October 26, 2001, the fee shown is the contractual rate.


Shareholder Information

Determination of Net Asset Value

The net asset value per iShares for each Index Fund is computed by dividing the value of the net assets of an Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except for the Index Funds named below, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily
4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset values of the iShares MSCI Malaysia, South Korea and Taiwan Index Funds are determined as of 8:30 a.m. (Eastern time) and the net asset value of the iShares MSCI Brazil Index Fund is determined as of 5:00 p.m. (Eastern time), on each day that the NYSE is open. The Company may commence determining the net asset value of certain Index Funds more frequently than once a day or may publish intra-day estimated NAVs for certain Index Funds. The price at which a purchase or redemption of Creation Units of iShares is made is based on the next calculation of net asset value. In the case of Index Funds that effect creations and/or redemptions only for cash (i.e., the iShares MSCI Brazil, Malaysia, South Korea and Taiwan Index Funds), it is possible that portfolio securities transactions by the Company in the relevant local markets of those Index Funds could affect the prices of those portfolio securities at the time those Index Funds' net asset values are calculated. Currency values are generally converted into U.S. dollars using the same exchange rates used by MSCI in the calculation of the relevant MSCI Indices (currently exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if the investment advisor concludes that a different rate is more appropriate. Any use of a different rate from MSCI may adversely affect an Index Fund's ability to track its benchmark MSCI Index.



--------------------------------------------------------------------------------

Shareholder Information                                                  page 37

Buying and Selling iShares

There are two ways for you to buy and sell iShares. Most investors buy and sell iShares through a broker in transactions on the AMEX or another exchange on which iShares of the relevant Index Fund may be traded. iShares are also issued and redeemed directly by the Company, but only in transactions involving aggregations of very large numbers of iShares, referred to as Creation Units. These transactions occur on an "in-kind" basis for most Index Funds. Persons capable of purchasing or redeeming Creation Units of iShares should refer to the Company's Statement of Additional Information for further details.

In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the transfer and other transaction costs incurred by that Index Fund, including market impact expenses relating to investing in or disposing of portfolio securities. The maximum transaction fees that may apply to in-kind Creation Unit purchases and redemptions are listed in the second column in the table below. To the extent purchases and redemptions for cash are available, additional variable charges, up to the maximums listed in the third and fourth columns of the table below, will apply (in addition to the fees listed in the second column). This table is subject to revision from time to time. (Investors are also responsible for payment of the costs of transferring portfolio securities to the Company, in the case of a purchase transaction, or from the Company to their own account, in the case of a redemption transaction.)


                                             Maximum Additional  Maximum Additional
                            In-kind and Cash   Variable Charge    Variable Charge     Number of
   iShares                   Purchases and        for Cash            for Cash       Shares Per
   MSCI Index Series          Redemptions        Purchases*         Redemptions*    Creation Unit
   -----------------        ---------------- ------------------- ------------------ -------------
   Australia...............      $2,400             0.60%              0.60%           200,000
   Austria.................      $1,200             0.67%              0.67%           100,000
   Belgium.................      $1,500             0.30%              0.30%            40,000
   Brazil..................      $4,100               **                ***             50,000
   Canada..................      $3,300             0.30%              0.30%           100,000
   EMU.....................      $8,000             1.05%              1.05%            50,000
   France..................      $2,900             0.25%              0.25%           200,000
   Germany.................      $2,500             0.25%              0.25%           300,000
   Hong Kong...............      $2,900             0.60%              0.60%            75,000
   Italy...................      $2,200             0.30%              0.30%           150,000
   Japan...................      $8,300             0.15%              0.40%           600,000
   Malaysia................      $5,500               **                ***             75,000
   Mexico..................      $1,400             0.50%              0.50%           100,000
   Netherlands.............      $2,000             0.25%              0.25%            50,000
   Pacific ex-Japan........      $7,200             1.80%              1.50%           100,000
   Singapore...............      $2,200             1.60%              1.30%           100,000
   South Korea.............      $4,200               **                ***             50,000
   Spain...................      $2,300             0.25%              0.45%            75,000
   Sweden..................      $2,200             0.30%              0.30%            75,000
   Switzerland.............      $2,600             0.40%              0.40%           125,000
   Taiwan..................      $6,200               **                ***             50,000
   United Kingdom..........      $5,100             0.25%              0.75%           200,000

   --------
   *  As a percentage of amount invested.
   ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.
   ***This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

iShares may trade on the AMEX (or any other securities exchange on which iShares may trade) at prices that differ to some degree from their net asset value. If you buy or sell iShares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the difference between the bid price and the offered price in the secondary market on each leg of a round

--------------------------------------------------------------------------------
page 38                                                                  iShares
trip (purchase and sale) transaction. Given that iShares may be created or redeemed in Creation Units, however, the Advisor believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained for long periods. If creations or redemptions of iShares in Creation Units are suspended or difficult to effect, the iShares may trade at sustained discounts or premiums from net asset value. This occurred in the case of the iShares of the iShares MSCI Malaysia Index Fund after the Company suspended creations and "in kind" redemptions of these iShares in September 1998 as a result of capital controls imposed in Malaysia.


The AMEX disseminates during its trading day an indicative optimized portfolio value, or IOPV, for each Index Fund. This should not be viewed as a real time update of the net asset value per iShares of an Index Fund, which is calculated only once a day, because it may not be computed in a manner consistent with such net asset value.

The Depository Trust Company ("DTC") serves as securities depository for iShares. iShares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding iShares of each Index Fund. Beneficial ownership of iShares will be shown on the records of DTC or its participants (described below). Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder of iShares. Accordingly, to exercise any rights of a holder of iShares, a beneficial owner must rely on the procedures of (i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which the beneficial owner holds its interests.

As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes.

The Company will send its shareholders, through DTC and Central Depository Participants, unaudited semi-annual reports, audited annual reports and other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive an annual notification as to the tax status of the Company's distributions.


For purposes of the Investment Company Act of 1940, iShares are issued by the Index Funds, and the acquisition of iShares by investment companies is subject to the restrictions of section 12(d)(1) of the Investment Company Act.

Dividends and Capital Gains Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Index Funds. In addition, the Company intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of each Index Fund, net of expenses, as if the Index Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in US dollars and cannot be automatically reinvested in additional iShares. The Company will inform shareholders within 60 days after the close of an Index Fund's taxable year of the amount and nature of all distributions made to them.

Tax Matters

As with any investment, you should consider how the iShares of an Index Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

--------------------------------------------------------------------------------
Shareholder Information                                                  page 39

Unless your investment in an Index Fund is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

 . An Index Fund makes distributions, and

 . You sell iShares on the AMEX.

Taxes on Distributions. Each Index Fund will distribute annually any net investment income, and any net realized long-term or short-term capital gains. Each Index Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of an Index Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Distributions in excess of an Index Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in iShares, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

Dividends and interest received by each Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each Index Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, each Index Fund will "pass through" to you any foreign income taxes (including withholding taxes) paid by an Index Fund, if you held the Index Fund, and the Index Fund held the security, on the dividend entitlement date and for at least fifteen additional days immediately before and/or after. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating US taxable income or as a credit in calculating US federal income tax. You will be notified of your portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country. Taxes other than foreign income taxes, including any profits levy payable by the iShares MSCI Malaysia Index Fund, are not passed through to you in this way.


If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Index Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies. In addition iShares may be subject to U.S. estate tax. You should consult your personal tax advisor as to this matter.

If you are a lawful permanent resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes When iShares Are Sold on the AMEX. Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if the iShares have been held for more than one year and as short-term capital gain or loss if the iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in an Index Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in an Index Series under all applicable tax laws.

Possible Claim

A United States patentholder has notified the Company that it believes that the manner of the Company's operation results in the Company, possibly in conjunction with others, engaging in acts of

--------------------------------------------------------------------------------
page 40                                                                  iShares
infringement of such patent and has suggested that the Company, or one or more of its service providers, enter into a license agreement with it and pay it substantial fees. Payment of such fees by the Company could materially adversely affect the expense ratios of the Index Funds. In August 2000 the AMEX commenced an action seeking a declaratory judgement that its activities with respect to exchange traded funds, including the Company, do not infringe the patentholder's patents. The patentholder has counterclaimed alleging that such activities infringe its patent. The Company is not a party to this action. The Company believes that it has valid defenses to any potential patent infringement claim by the patentholder.

Distribution Arrangements

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Company to pay distribution fees for the sale and distribution of iShares. Because these fees are paid out of an Index Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the Rule 12b-1 Plan are calculated and paid monthly with respect to each Index Fund (other than the iShares MSCI Pacific ex-Japan Index Fund, which does not pay Rule 12b-1 fees) at a rate set from time to time by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of such Index Fund. These fees are currently being paid at the maximum rate. The distribution fees payable under the 12b-1 Plan are used to pay distributions-related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently 0.02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of 0.035% of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (principally the investment advisor in connection with marketing and the distribution of the Company's shares). In addition, the distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund to which such fees apply, at the annual rate of up to 0.25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by them. The distributor has no role in determining the investment policies of any Index Fund or which securities are to be purchased or sold by any Index Fund.


Financial Highlights

The financial highlights table is intended to help you understand the financial performance since inception of the following Index Funds that have commenced investment operations: the iShares MSCI Australia, Austria, Belgium, Brazil, Canada, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan and United Kingdom Index Funds. (The iShares MSCI Pacific ex-Japan Index Fund's financial highlights are not included as this Index Fund commenced operations on October 26, 2001.) Certain information reflects financial results for a single iShare of an Index Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in an Index Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended August 31, 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of those Index Funds that have commenced operations, is included in the Annual Report, which is incorporated by reference in the SAI and available without charge upon request. Information for the fiscal years ended August 31, 1997, 1998, 1999 and 2000 was audited by Ernst & Young LLP, the former auditor.




--------------------------------------------------------------------------------

Distribution Arrangements                                                page 41

                                       iShares MSCI Australia Index Fund
                                 --------------------------------------------------
                                  For the   For the   For the   For the    For the
                                   year       year      year      year       year
                                   ended     ended     ended     ended      ended
                                 08/31/01   08/31/00  08/31/99  08/31/98   08/31/97
                                 ---------  --------  --------  --------   --------
Per Share Operating Performance
 Net asset value, beginning of
  period.......................   $  9.93   $  9.99   $  7.75   $ 10.35    $ 10.15
                                  -------   -------   -------   -------    -------
 Net investment
  income/(loss)+...............      0.24      0.23      0.20      0.23       0.17
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency related
  transactions and translation
  of other assets and
  liabilities denominated in
  foreign currencies...........     (0.71)    (0.04)     2.29     (2.60)      0.47
                                  -------   -------   -------   -------    -------
   Net increase/(decrease) in
    net assets resulting from
    operations.................     (0.47)     0.19      2.49     (2.37)      0.64
                                  -------   -------   -------   -------    -------

Less Distributions
 Dividends from net investment
  income.......................     (0.20)    (0.22)    (0.19)    (0.23)     (0.16)
 Dividends in excess of net
  investment income............        --     (0.01)     0.00*     0.00*     (0.04)
 Distributions from net
  realized gains...............        --        --        --        --      (0.04)
 Distributions in excess of net
  realized gains...............        --        --        --        --         --
 Return of capital.............     (0.02)    (0.02)    (0.06)       --      (0.20)
                                  -------   -------   -------   -------    -------
   Total dividends and
    distributions..............     (0.22)    (0.25)    (0.25)    (0.23)     (0.44)
                                  -------   -------   -------   -------    -------
 Net asset value, end of
  period.......................   $  9.24   $  9.93   $  9.99   $  7.75    $ 10.35
                                  =======   =======   =======   =======    =======
Total Investment Return(1).....     (4.77)%    1.84%    32.09%   (23.11)%     6.23%

Ratios/Supplemental Data
 Net assets, end of period (in
  000's).......................   $57,312   $61,574   $53,957   $34,099    $41,406
 Ratios of expenses to average
  net assets(2)................      0.84%     0.95%     1.00%     1.05 %     1.33%
 Ratios of net investment
  income/(loss) to average net
  assets(2)....................      2.54%     2.22%     2.03%     2.38 %     1.57%
 Portfolio turnover(3).........     23.23%    36.20%    13.83%     1.49 %     5.30%
--------
 *  Less than one cent per
    share.
 +  Based on average shares
    outstanding throughout the
    period.
(1) Total investment return is
    calculated assuming a
    purchase of capital stock
    at net asset value per
    share on the first day and
    a sale at the net asset
    value per share on the last
    day of the period reported.
    Dividends and
    distributions, if any, are
    assumed, for purposes of
    this calculation, to be
    reinvested at the net asset
    value per share on the ex-
    dividend date.
(2) Includes voluntary waivers
    of the listing fee through
    December 31, 1996 and
    reimbursements from the
    Advisor commencing with the
    year ended August 31, 2000.
    If such
    waivers/reimbursements had
    not been made the ratios of
    expenses to average net
    assets and ratios of net
    investment income/(loss) to
    average net assets would
    have been as follows:
   Ratios of expenses to
    average net assets before
    waivers/reimbursements ....        --        --        --        --       1.33%
   Ratios of net investment
    income/(loss) to average
    net assets before
    waivers/reimbursements ....        --        --        --        --       1.57%
(3) Excludes portfolio
    securities received or
    delivered as a result of
    processing capital share
    transactions in Creation
    Unit(s).

-------------------------------------------------------------------------------
page 42                                                                 iShares

                     iShares MSCI Austria Index Fund
--------------------------------------------------------------------------------
For the         For the          For the          For the        For the
  year            year             year             year           year
 ended           ended            ended            ended          ended
08/31/01        08/31/00         08/31/99         08/31/98       08/31/97
--------        --------         --------         --------       --------
$  7.67         $  9.13          $ 10.11           $10.51         $10.40
-------         -------          -------           ------         ------
   0.13            0.04             0.10             0.06          (0.02)
   0.52           (1.46)           (0.98)            0.20           0.13
-------         -------          -------           ------         ------
   0.65           (1.42)           (0.88)            0.26           0.11
-------         -------          -------           ------         ------

  (0.13)          (0.04)           (0.07)           (0.04)            --
  (0.01)          (0.00)*          (0.01)           (0.01)            --
     --              --               --            (0.61)            --
     --              --               --             0.00*            --
  (0.00)*            --            (0.02)            0.00*            --
-------         -------          -------           ------         ------
  (0.14)          (0.04)           (0.10)           (0.66)            --
-------         -------          -------           ------         ------
$  8.18         $  7.67          $  9.13           $10.11         $10.51
=======         =======          =======           ======         ======
   8.41%         (15.51)%          (8.69)%           2.16%          1.06 %

$11,447         $10,741          $12,776           $8,085         $4,205
   0.84%           1.16%            1.31 %           1.41%          1.68 %
   1.69%           0.51%            1.04 %           0.51%         (0.22)%
  65.98%          33.65%           49.95 %          36.14%         28.47 %

  0.97%           1.20%               --               --           1.69 %
  1.55%           0.47%               --               --          (0.22)%

--------------------------------------------------------------------------------

Financial Highlights                                                     page 43

                                      iShares MSCI Belgium Index Fund
                                --------------------------------------------------
                                For the   For the    For the    For the   For the
                                  year      year       year       year      year
                                 ended     ended      ended      ended     ended
                                08/31/01  08/31/00   08/31/99   08/31/98  08/31/97
                                --------  --------   --------   --------  --------
Per Share Operating
 Performance
 Net asset value, beginning of
  period......................   $13.23   $ 16.07    $ 18.40    $ 15.64   $ 14.99
                                 ------   -------    -------    -------   -------
 Net investment
  income/(loss)+..............     0.19      0.19       0.08       0.24      0.77
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency related
  transactions and translation
  of other assets and
  liabilities denominated in
  foreign currencies..........    (1.34)    (2.67)     (0.30)      6.09      0.62
                                 ------   -------    -------    -------   -------
  Net increase/(decrease) in
   net assets resulting from
   operations.................    (1.15)    (2.48)     (0.22)      6.33      1.39
                                 ------   -------    -------    -------   -------
Less Distributions
 Dividends from net investment
  income......................    (0.20)    (0.17)        --      (0.27)    (0.33)
 Dividends in excess of net
  investment income...........    (0.07)    (0.19)     (0.01)     (1.21)    (0.28)
 Distributions from net
  realized gains..............       --        --      (1.19)     (1.99)    (0.12)
 Distributions in excess of
  net realized gains..........       --        --         --         --        --
 Return of capital............       --        --      (0.91)     (0.10)    (0.01)
                                 ------   -------    -------    -------   -------
  Total dividends and
   distributions..............    (0.27)    (0.36)     (2.11)     (3.57)    (0.74)
                                 ------   -------    -------    -------   -------
 Net asset value, end of         $11.81
  period......................            $ 13.23    $ 16.07    $ 18.40   $ 15.64
                                 ======   =======    =======    =======   =======
Total Investment Return(2)....    (8.72)%  (15.50)%    (1.00)%    39.42%     9.26%
Ratios/Supplemental Data
 Net assets, end of period (in
  000's)......................   $9.918   $13,230    $13,496    $25,765   $32,528
 Ratios of expenses to average
  net assets(5)...............     0.84%     1.13%      1.24%      1.04%     1.24%
 Ratios of net investment
  income/(loss) to average net
  assets(5)...................     1.60%     1.36%      0.45%      1.28%     4.63%
 Portfolio turnover(6)........    36.15%    53.27%     62.99%     50.46%    16.83%
--------
 *   Commencement of operations.
**   Less than one cent per share.
 +   Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on
     commencement of operations.
(2)  Total investment return is
     calculated assuming a purchase of
     capital stock at net asset value per
     share on the first day and a sale at
     the net asset value per share on the
     last day of the period reported.
     Dividends and distributions, if any,
     are assumed, for purposes of this
     calculation, to be reinvested at the
     net asset value per share on the ex-
     dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers of the
     listing fee through December 31,
     1996 and reimbursements from the
     Advisor commencing with the year
     ended August 31, 2000. If such
     waivers/reimbursements had not been
     made the ratios of expenses to
     average net assets and ratios of net
     investment income/(loss) to average
     net assets would have been as
     follows:
  Ratios of expenses to
   average net assets before
   waivers/reimbursements ....     0.87%       --         --         --      1.24%
  Ratios of net investment
   income/(loss) to average
   net assets before
   waivers/reimbursements ....     1.57%       --         --         --      4.63%


(6)  Excludes portfolio securities
     received or delivered as a result of
     processing capital share
     transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 44                                                                  iShares

 iShares MSCI Brazil
     Index Fund                   iShares MSCI Canada Index Fund
 ---------------------     -------------------------------------------------
 For the     For the       For the    For the   For the  For the    For the
   year       period         year       year      year     year       year
  ended     07/11/00*-      ended      ended     ended    ended      ended
 08/31/01    08/31/00      08/31/01   08/31/00  08/31/99 08/31/98   08/31/97
 --------   ----------     --------   --------  -------- --------   --------
 $ 19.25     $ 20.22(1)    $ 16.94    $ 13.22    $ 9.90   $13.43    $ 10.60
 -------     -------       -------    -------    ------   ------    -------
    0.68        0.02          0.05       0.70      0.07     0.07       0.05
   (8.09)      (0.63)        (5.92)      8.08      3.87    (2.89)      2.97
 -------     -------       -------    -------    ------   ------    -------
   (7.41)      (0.61)        (5.87)      8.78      3.94    (2.82)      3.02
 -------     -------       -------    -------    ------   ------    -------
   (0.56)      (0.02)        (0.02)     (0.52)    (0.08)   (0.13)     (0.05)
      --          --            --      (0.03)    (0.01)   (0.00)**   (0.00)**
      --          --            --      (4.08)    (0.53)   (0.58)     (0.14)
      --       (0.34)        (0.31)     (0.31)       --       --         --
   (0.08)         --         (0.04)     (0.12)       --       --         --
 -------     -------       -------    -------    ------   ------    -------
   (0.64)      (0.36)        (0.37)     (5.06)    (0.62)   (0.71)     (0.19)
 -------     -------       -------    -------    ------   ------    -------
 $ 11.20     $ 19.25       $ 10.70    $ 16.94    $13.22   $ 9.90    $ 13.43
 =======     =======       =======    =======    ======   ======    =======
  (38.52)%     (2.97)%(4)   (34.95)%    67.21%    39.71%  (21.69)%    28.50%
 $14,004     $18,283       $28,889    $22,028    $9,253   $6,932    $24,168
    0.99%       0.99%(3)      0.84%      1.17%     1.23%    1.14%      1.35%
    4.44%       0.77%(3)      0.44%      4.07%     0.53%    0.46%      0.39%
   43.20%      63.61%(4)     63.49%     64.03%    11.66%    3.70%     11.02%
      --        1.40%(3)        --       1.19%       --       --       1.36%
      --        0.37%(3)        --       4.05%       --       --       0.39%

-------------------------------------------------------------------------------

Financial Highlights                                                    page 45

                                                         iShares MSCI EMU
                                                            Index Fund
                                                        ---------------------
                                                        For the     For the
                                                          year       period
                                                         ended     07/26/00*-
                                                        08/31/01    08/31/00
                                                        --------   ----------
Per Share Operating Performance
 Net asset value, beginning of period.................  $ 76.02     $ 80.72(1)
                                                        -------     -------
 Net investment income/(loss)+........................     0.72       (0.00)**
 Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions and translation of other assets and
  liabilities denominated in foreign currencies.......   (19.32)      (4.70)
                                                        -------     -------
  Net increase/(decrease) in net assets resulting from
   operations.........................................   (18.60)      (4.70)
                                                        -------     -------

Less Distributions
 Dividends from net investment income.................    (0.41)         --
 Dividends in excess of net investment income.........    (0.01)         --
 Distributions from net realized gains................       --          --
 Distributions in excess of net realized gains........       --          --
 Return of capital....................................    (0.26)         --
                                                        -------     -------
  Total dividends and distributions...................    (0.68)         --
                                                        -------     -------
 Net asset value, end of period.......................  $ 56.74     $ 76.02
                                                        =======     =======
Total Investment Return(2)............................   (24.51)%     (5.82)%(4)

Ratios/Supplemental Data
 Net assets, end of period (in 000's).................  $90,779     $41,811
 Ratios of expenses to average net assets(5)..........     0.84%       0.84%(3)
 Ratios of net investment income/(loss) to average net
  assets(5)...........................................     1.13%       0.03%(3)
 Portfolio turnover(6)................................    23.64%       0.00%(4)
--------
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding
    throughout the period.
(1)  Net asset value per share on
     commencement of operations.
(2)  Total investment return is
     calculated assuming a purchase of
     capital stock at net asset value per
     share on the first day and a sale at
     the net asset value per share on the
     last day of the period reported.
     Dividends and distributions, if any,
     are assumed, for purposes of this
     calculation, to be reinvested at the
     net asset value per share on the ex-
     dividend date.
(3)  Annualized.
(4)  Not Annualized.
(5)  Includes voluntary waivers of the
     listing fee through December 31,
     1996 and reimbursements from the
     Advisor commencing with the year
     ended August 31, 2000. If such
     waivers/reimbursements had not been
     made the ratios of expenses to
     average net assets and ratios of net
     investment income/(loss) to average
     net assets would have been as
     follows:
  Ratios of expenses to average net assets before
   waivers/reimbursements.............................       --        1.57%(3)
  Ratios of net investment income/(loss) to average
   net assets before waivers/reimbursements...........       --       (0.70)%(3)


(6)  Excludes portfolio securities
     received or delivered as a result of
     processing capital share
     transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 46                                                                  iShares

        iShares MSCI France Index Fund                      iShares MSCI Germany Index Fund
 ---------------------------------------------------- ---------------------------------------------------
 For the      For the   For the   For the   For the   For the     For the   For the   For the    For the
   year         year      year      year      year      year        year      year      year       year
  ended        ended     ended     ended     ended     ended       ended     ended     ended      ended
 08/31/01     08/31/00  08/31/99  08/31/98  08/31/97  08/31/01    08/31/00  08/31/99  08/31/98   08/31/97
 --------     --------  --------  --------  --------  --------    --------  --------  --------   --------
 $ 26.41      $ 22.90   $ 19.13   $ 14.50   $ 12.73   $  20.46    $  21.17  $  20.25  $ 16.31    $ 13.64
 -------      -------   -------   -------   -------   --------    --------  --------  -------    -------
    0.06         0.10      0.14      0.30      0.17       0.18        0.18      0.12     0.29       0.03
   (6.89)        5.21      3.88      4.76      1.95      (5.26)       1.64      1.31     3.92       2.77
 -------      -------   -------   -------   -------   --------    --------  --------  -------    -------
   (6.83)        5.31      4.02      5.06      2.12      (5.08)       1.82      1.43     4.21       2.80
 -------      -------   -------   -------   -------   --------    --------  --------  -------    -------

   (0.04)       (0.09)    (0.10)    (0.19)    (0.15)     (0.19)      (0.16)    (0.10)   (0.17)     (0.03)
      --        (0.02)    (0.02)    (0.03)       --      (0.00)**    (0.01)    (0.01)   (0.01)     (0.01)
      --        (1.64)    (0.05)    (0.13)    (0.20)        --       (2.00)    (0.31)   (0.01)     (0.07)
   (0.00)**     (0.03)       --     (0.01)       --         --       (0.32)    (0.08)    0.00**       --
   (0.01)       (0.02)    (0.08)    (0.07)       --      (0.00)**    (0.04)    (0.01)   (0.08)     (0.02)
 -------      -------   -------   -------   -------   --------    --------  --------  -------    -------
   (0.05)       (1.80)    (0.25)    (0.43)    (0.35)     (0.19)      (2.53)    (0.51)   (0.27)     (0.13)
 -------      -------   -------   -------   -------   --------    --------  --------  -------    -------
 $ 19.53      $ 26.41   $ 22.90   $ 19.13   $ 14.50   $  15.19    $  20.46  $  21.17  $ 20.25    $ 16.31
 =======      =======   =======   =======   =======   ========    ========  ========  =======    =======
  (25.86)%      23.45%    21.01%    34.77%    16.60%    (24.87)%      8.44%     7.04%   25.69%     20.51%

 $58,602      $95,116   $77,885   $45,922   $14,519   $118,525    $153,487  $101,645  $72,934    $24,486
    0.84%        0.96%     1.06%     1.18%     1.52%      0.84%       0.94%     1.00%    1.08%      1.37%
    0.28%        0.36%     0.67%     1.58%     1.17%      0.99%       0.73%     0.57%    1.43%      0.23%
   13.70%       17.43%     0.00%     5.65%     7.13%     20.11%      56.38%    13.67%    0.64%      9.04%
      --           --        --        --      1.52%        --          --        --       --       1.37%
      --           --        --        --      1.17%        --          --        --       --       0.22%

-------------------------------------------------------------------------------

Financial Highlights                                                    page 47

                                      iShares MSCI Hong Kong Index Fund
                                 --------------------------------------------------
                                 For the    For the   For the   For the    For the
                                   year       year      year      year       year
                                  ended      ended     ended     ended      ended
                                 08/31/01   08/31/00  08/31/99  08/31/98   08/31/97
                                 --------   --------  --------  --------   --------
Per Share Operating Performance
 Net asset value, beginning of
  period.......................  $ 13.24    $ 11.83   $  6.41   $ 14.73    $ 13.05
                                 -------    -------   -------   -------    -------
 Net investment
  income/(loss)+...............     0.23       0.33      0.29      0.35       0.26
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency related
  transactions and translation
  of other assets and
  liabilities denominated in
  foreign currencies...........    (4.30)      1.42      5.49     (8.27)      2.12
                                 -------    -------   -------   -------    -------
  Net increase/(decrease) in
   net assets resulting from
   operations..................    (4.07)      1.75      5.78     (7.92)      2.38
                                 -------    -------   -------   -------    -------

Less Distributions
 Dividends from net investment
  income.......................    (0.23)     (0.32)    (0.31)    (0.28)     (0.21)
 Dividends in excess of net
  investment income............       --         --     (0.05)     0.00*     (0.01)
 Distributions from net
  realized gains...............       --         --        --        --      (0.34)
 Distributions in excess of net
  realized gains...............       --         --        --        --       0.00*
 Return of capital.............    (0.01)     (0.02)       --     (0.12)     (0.14)
                                 -------    -------   -------   -------    -------
  Total dividends and
   distributions...............    (0.24)     (0.34)    (0.36)    (0.40)     (0.70)
                                 -------    -------   -------   -------    -------
 Net asset value, end of
  period.......................  $  8.93    $ 13.24   $ 11.83   $  6.41    $ 14.73
                                 =======    =======   =======   =======    =======
Total Investment Return(1).....   (30.88)%    14.73%    90.51%   (54.22)%    17.80%

Ratios/Supplemental Data
 Net assets, end of period (in
  000's).......................  $52,946    $79,479   $77,200   $49,973    $25,417
 Ratios of expenses to average
  net assets(2)................     0.84%     0.94%      1.01%     1.09%      1.43%
 Ratios of net investment
  income/(loss) to average net
  assets(2)....................     2.11%      2.57%     2.84%     3.76%      1.71%
 Portfolio turnover(3).........    43.45%     21.30%    42.89%    21.50%     22.90%
--------
 *  Less than one cent per share.
 +  Based on average shares
    outstanding throughout the
    period.
(1)  Total investment return is
     calculated assuming a purchase
     of capital stock at net asset
     value per share on the last day
     of the period reported.
     Dividends and distributions, if
     any, are assumed, for purposes
     of this calculation, to be
     reinvested at the net asset
     value per share on the
     ex-dividend rate.
(2)  Includes voluntary waivers of
     the listing fee through
     December 31, 1996 and
     reimbursements from the Advisor
     commencing with the year ended
     August 31, 2000. If such
     waivers/reimbursements had not
     been made the ratios of
     expenses to average net assets
     and ratios of net investment
     income/(loss) to average net
     assets would have been as
     follows:
  Ratios of expenses to average
   net assets before
   waivers/reimbursements......       --         --        --        --       1.43%
  Ratios of net investment
   income/(loss) to average net
   assets before
   waivers/reimbursements......       --         --        --        --       1.71%


(3)  Excludes portfolio securities
     received or delivered as a
     result of processing capital
     share transactions in Creation
     Unit(s).


--------------------------------------------------------------------------------
page 48                                                                  iShares

        iShares MSCI Italy Index Fund
 -------------------------------------------------
 For the    For the   For the   For the   For the
   year       year      year      year      year
  ended      ended     ended     ended     ended
 08/31/01   08/31/00  08/31/99  08/31/98  08/31/97
 --------   --------  --------  --------  --------
 $ 22.23    $ 21.56   $ 22.89   $ 16.66   $ 13.79
 -------    -------   -------   -------   -------
    0.24       0.39      0.17      0.18      0.12
   (4.37)      2.51      1.05      7.94      3.10
 -------    -------   -------   -------   -------
   (4.13)      2.90      1.22      8.12      3.22
 -------    -------   -------   -------   -------

   (0.24)     (0.12)    (0.06)    (0.18)    (0.11)
      --         --        --     (1.02)    (0.24)
      --      (1.69)    (2.24)    (0.69)       --
   (0.07)     (0.11)       --        --        --
   (0.00)*    (0.31)    (0.25)       --        --
 -------    -------   -------   -------   -------
   (0.31)     (2.23)    (2.55)    (1.89)    (0.35)
 -------    -------   -------   -------   -------
 $ 17.79    $ 22.23   $ 21.56   $ 22.89   $ 16.66
 =======    =======   =======   =======   =======
  (18.61)%  $ 13.35%     5.14%    47.66%    23.37%

 $34,682    $50,008   $58,224   $58,368   $32,495
    0.84%      0.99%     1.03%     1.02%     1.33%
    1.16%      1.61%     0.70%     0.76%     0.76%
   20.10%     39.85%     7.89%     8.16%    13.70%
      --         --        --        --      1.33%
      --         --        --        --      0.76%

                                                                         page 49

--------------------------------------------------------------------------------

Financial Highlights

                                   iShares MSCI Japan Index Fund
                            ----------------------------------------------------
                            For the    For the    For the    For the    For the
                              year       year       year       year       year
                             ended      ended      ended      ended      ended
                            08/31/01   08/31/00   08/31/99   08/31/98   08/31/97
                            --------   --------   --------   --------   --------
Per Share Operating
 Performance
 Net asset value,
  beginning of period.....  $  13.82   $  13.22   $   8.39   $  12.61   $  14.33
                            --------   --------   --------   --------   --------
 Net investment
  income/(loss)+..........     (0.01)     (0.05)     (0.03)     (0.02)     (0.06)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency related
  transactions and
  translation of other
  assets and liabilities
  denominated in foreign
  currencies..............     (4.74)      1.21       4.91      (4.19)     (1.65)
                            --------   --------   --------   --------   --------
  Net increase/(decrease)
   in net assets resulting
   from operations........     (4.75)      1.16       4.88      (4.21)     (1.71)
                            --------   --------   --------   --------   --------

Less Distributions
 Dividends from net
  investment income.......        --         --         --         --         --
 Dividends in excess of
  net investment income...        --      (0.00)*    (0.04)        --         --
 Distributions from net
  realized gains..........        --      (0.53)        --       0.00*        --
 Distributions in excess
  of net realized gains...        --         --         --         --      (0.01)
 Return of capital........        --      (0.03)     (0.01)     (0.01)        --
                            --------   --------   --------   --------   --------
  Total dividends and
   distributions..........        --      (0.56)     (0.05)     (0.01)     (0.01)
                            --------   --------   --------   --------   --------
 Net asset value, end of
  period..................  $   9.07   $  13.82   $  13.22   $   8.39   $  12.61
                            ========   ========   ========   ========   ========
Total Investment
 Return(1)................    (34.37)%     8.75%     58.14 %   (33.38)%   (11.97)%

Ratios/Supplemental Data
 Net assets, end of period
  (in 000's)..............  $527,899   $787,790   $713,653   $201,485   $158,957
 Ratios of expenses to
  average net assets(2)...      0.84%      0.88%      0.94 %     1.04 %     1.19 %
 Ratios of net investment
  income/(loss) to average
  net assets(2)...........     (0.11)%    (0.32)%    (0.27)%    (0.21)%    (0.48)%
 Portfolio turnover(3)....     21.17%     21.93%      0.00 %     0.00 %    12.90 %
--------
 *  Less than one cent per share.
 +  Based on average shares
    outstanding throughout the
    period.
(1) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset
    value per share on the last day
    of the period reported.
    Dividends and distributions, if
    any, are assumed, for purposes
    of this calculation, to be
    reinvested at the net asset
    value per share on the ex-
    dividend date.
(2) Includes voluntary waivers of
    the listing fee through December
    31, 1996 and reimbursements from
    the Advisor commencing with the
    year ended August 31, 2000. If
    such waivers/reimbursements had
    not been made the ratios of
    expenses to average net assets
    and ratios of net investment
    income/(loss) to average net
    assets would have been as
    follows:
  Ratios of expenses to
   average net assets
   before
   waivers/reimbursements..       --         --         --         --       1.19%
  Ratios of net investment
   income/(loss) to
   average net assets
   before
   waivers/reimbursements..       --         --         --         --      (0.48)%


(3) Excludes portfolio securities
    received or delivered as a
    result of processing capital
    share transactions in Creation
    Unit(s).


--------------------------------------------------------------------------------
page 50                                                                  iShares

       iShares MSCI Malaysia Index Fund
 ---------------------------------------------------
 For the    For the    For the   For the    For the
   year       year       year      year       year
  ended      ended      ended     ended      ended
 08/31/01   08/31/00   08/31/99  08/31/98   08/31/97
 --------   --------   --------  --------   --------
 $  5.96    $  5.59    $  2.11   $  8.23    $ 13.80
 -------    -------    -------   -------    -------
    0.06       0.05       0.01      0.06       0.01
   (0.85)      0.37       3.67     (6.10)     (5.55)
 -------    -------    -------   -------    -------
   (0.79)      0.42       3.68     (6.04)     (5.54)
 -------    -------    -------   -------    -------

   (0.06)     (0.05)     (0.01)    (0.05)      0.00*
   (0.00)*    (0.00)*       --        --      (0.01)
      --         --         --        --         --
      --         --         --        --         --
   (0.00)*    (0.00)*    (0.19)    (0.03)     (0.02)
 -------    -------    -------   -------    -------
   (0.06)     (0.05)     (0.20)    (0.08)     (0.03)
 -------    -------    -------   -------    -------
 $  5.11    $  5.96    $  5.59   $  2.11    $  8.23
 =======    =======    =======   =======    =======
  (13.22)%     7.57%    185.81%   (73.57)%   (40.20)%

 $80,877    $99,206    $95,251   $35,867    $12,339
    0.84%      0.96%      1.43%     1.09 %     1.46 %
    1.19%      0.81%      0.33%     1.40 %     0.04 %
   37.34%     17.56%      7.24%     2.11 %     0.00 %
      --         --         --        --       1.47%
      --         --         --        --       0.04%


--------------------------------------------------------------------------------

Financial Highlights                                                     page 51

                                     iShares MSCI Mexico Index Fund
                              -------------------------------------------------
                              For the    For the   For the   For the   For the
                                year       year      year      year      year
                               ended      ended     ended     ended     ended
                              08/31/01   08/31/00  08/31/99  08/31/98  08/31/97
                              --------   --------  --------  --------  --------
Per Share Operating
 Performance
 Net asset value, beginning
  of period.................  $ 16.72    $ 13.39   $  8.11    $15.11   $ 11.52
                              -------    -------   -------    ------   -------
 Net investment
  income/(loss)+............     0.17       0.06      0.06      0.09      0.02
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  related transactions and
  translation of other
  assets and liabilities
  denominated in foreign
  currencies................    (1.36)      3.69      5.36     (6.71)     4.07
                              -------    -------   -------    ------   -------
   Net increase/(decrease)
    in net assets resulting
    from operations.........    (1.19)      3.75      5.42     (6.62)     4.09
                              -------    -------   -------    ------   -------
Less Distributions
 Dividends from net
  investment income.........    (0.15)        --     (0.06)    (0.09)    (0.01)
 Dividends in excess of net
  investment income.........       --         --     (0.01)       --     (0.01)
 Distributions from net
  realized gains............    (0.03)     (0.42)       --     (0.29)    (0.44)
 Distributions in excess of
  net realized gains........       --         --     (0.01)       --        --
 Return of capital..........       --         --     (0.06)       --     (0.04)
                              -------    -------   -------    ------   -------
   Total dividends and
    distributions...........    (0.18)     (0.42)    (0.14)    (0.38)    (0.50)
                              -------    -------   -------    ------   -------
 Net asset value, end of
  period....................  $ 15.35    $ 16.72   $ 13.39    $ 8.11   $ 15.11
                              =======    =======   =======    ======   =======
Total Investment Return(1)..    (7.02)%    28.20%    66.92%   (44.18)%   35.21%


Ratios/Supplemental Data
 Net assets, end of period
  (in 000's)................  $46.056    $40,127   $21,430    $7,296   $16,627
 Ratios of expenses to
  average net assets(2).....     0.84%      1.04%     1.26%     1.34 %    1.63%
 Ratios of net investment
  income/(loss) to average
  net assets(2).............     1.12%      0.35%     0.52%     0.60 %    0.14%
 Portfolio turnover(3)......    33.96%     23.97%    18.36%    14.05 %   22.80%
--------
 * Less than one cent per
 share.
 +  Based on average shares
    outstanding throughout
    the period.
(1) Total investment return
    is calculated assuming a
    purchase of capital
    stock at net asset value
    per share on the first
    day and a sale at the
    net asset value per
    share on the last day of
    the period reported.
    Dividends and
    distributions, if any,
    are assumed, for
    purposes of this
    calculation, to be
    reinvested at the net
    asset value per share on
    the ex-dividend date.
(2) Includes voluntary
    waivers of the listing
    fee through December 31,
    1996 and reimbursements
    from the Advisor
    commencing with the year
    ended August 31, 2000.
    If such
    waivers/reimbursements
    had not been made the
    ratios of expenses to
    average net assets and
    ratios of net investment
    income/(loss) to average
    net assets would have
    been as follows:
   Ratios of expenses to
    average net assets
    before
    waivers/reimbursements..       --       1.04%       --        --      1.63%
   Ratios of net investment
    income/(loss) to average
    net assets before
    waivers/reimbursements..       --       0.35%       --        --      0.13%
(3) Excludes portfolio
    securities received or
    delivered as a result of
    processing capital share
    transactions in Creation
    Unit(s).


--------------------------------------------------------------------------------

page 52                                                                  iShares

                  iShares MSCI Netherlands Index Fund
------------------------------------------------------------------------
For the          For the         For the         For the       For the
  year             year            year            year          year
 ended            ended           ended           ended          ended
08/31/01         08/31/00        08/31/99        08/31/98       08/31/97
--------         --------        --------        --------       --------
$ 23.53          $ 23.45          $ 23.50         $ 21.42        $17.36
-------          -------          -------         -------        ------
   0.28             0.13             0.53            0.25          0.11
  (4.94)            0.18             1.60            3.53          4.79
-------          -------          -------         -------        ------
  (4.66)            0.31             2.13            3.78          4.90
-------          -------          -------         -------        ------

  (0.28)           (0.08)           (0.43)          (0.16)        (0.10)

     --               --            (0.01)             --         (0.01)
     --            (0.11)           (1.42)          (1.47)        (0.71)
     --               --            (0.24)             --            --
     --            (0.04)           (0.08)          (0.07)        (0.02)
-------          -------          -------          -------       ------
  (0.28)           (0.23)           (2.18)          (1.70)        (0.84)
-------          -------          -------          -------       ------
$ 18.59          $ 23.53          $ 23.45          $ 23.50       $21.42
=======          =======          =======          =======       ======
 (19.83)%           1.28%            8.98%           17.41%       28.04%

$24,184          $30,613          $31,685          $22,349       $9,661
   0.84%            1.03%            1.07%            1.12%        1.46%

   1.34%            0.53%            2.20%            1.00%        0.54%
  34.70%           21.64%           32.13%           15.81%       12.68%
     --               --               --               --         1.46%
     --               --               --               --         0.53%

--------------------------------------------------------------------------------

Financial Highlights                                                     page 53


                                   iShares MSCI Singapore Index Fund
                              ---------------------------------------------------
                              For the    For the    For the   For the    For the
                                year       year       year      year       year
                               ended      ended      ended     ended      ended
                              08/31/01   08/31/00   08/31/99  08/31/98   08/31/97
                              --------   --------   --------  --------   --------
Per Share Operating
 Performance
Net asset value, beginning
 of period..................   $ 7.58    $  7.93    $   3.30  $  8.66    $ 11.38
                              -------    -------    --------  -------    -------
 Net investment
  income/(loss)+............     0.07       0.13        0.05     0.07       0.00**
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  related transactions and
  translation of other
  assets and liabilities
  denominated in foreign
  currencies................    (2.16)     (0.21)       4.70    (5.37)     (2.67)
                              -------    -------    --------  -------    -------
  Net increase/(decrease) in
   net assets resulting from
   operations...............    (2.09)     (0.08)       4.75    (5.30)     (2.67)
                              -------    -------    --------  -------    -------
Less Distributions
 Dividends from net
  investment income.........    (0.07)     (0.11)      (0.05)   (0.04)      0.00**
 Dividends in excess of net
  investment income.........       --         --       (0.06)   (0.01)     (0.01)
 Distributions from net
  realized gains............       --      (0.14)         --       --      (0.02)
 Distributions in excess of
  net realized gains........    (0.06)        --          --       --         --
 Return of capital..........    (0.02)     (0.02)      (0.01)   (0.01)     (0.02)
                              -------    -------    --------  -------    -------
  Total dividends and
   distributions............    (0.15)     (0.27)      (0.12)   (0.06)     (0.05)
                              -------    -------    --------  -------    -------
 Net asset value, end of
  period....................  $  5.34    $  7.58    $   7.93  $  3.30    $  8.66
                              =======    =======    ========  =======    =======
Total Investment Return(2)..   (27.89)%    (1.29)%    144.52%  (61.29)%   (23.48)%


Ratios/Supplemental Data
 Net assets, end of period
  (in 000's)................  $73,704    $88,719    $113,438  $47,248    $14,722
 Ratios of expenses to
  average net assets(5).....     0.84%      0.94%       0.97%    1.08 %     1.43 %
 Ratios of net investment
  income/(loss) to average
  net assets(5).............     1.15%      1.60%       0.76%    1.17 %     0.03 %
 Portfolio turnover(6)......    32.10%     52.06%      25.31%   67.17 %    13.40 %
--------
 * Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares
    outstanding throughout the
    period.
(1) Net asset value per share on
    commencement of operations.
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset
    value per share on the last day
    of the period reported.
    Dividends and distributions, if
    any, are assumed, for purposes
    of this calculation, to be
    reinvested at the net asset
    value per share on the ex-
    dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of
    the listing fee through December
    31, 1996 and reimbursements from
    the Advisor commencing with the
    year ended August 31, 2000. If
    such waivers/reimbursements had
    not been made the ratios of
    expenses to average net assets
    and ratios of net investment
    income/loss to average net
    assets would have been as
    follows:
  Ratios of expenses to
   average net assets before
   waivers/reimbursements...       --         --          --       --       1.43%
  Ratios of net investment
   income/(loss) to average
   net assets before
   waivers/reimbursements...       --         --          --       --       0.03%


(6) Excludes portfolio securities
    received or delivered as a
    result of processing capital
    share transactions in Creation
    Unit(s).


(7) Excludes foreign taxes paid on
    stock dividends.


--------------------------------------------------------------------------------

page 54
                                                                         iShares

    iShares MSCI
  South Korea Index
        Fund                        iShares MSCI Spain Index Fund
------------------------     ---------------------------------------------------
 For the       For the       For the     For the    For the   For the   For the
   year         period         year        year       year      year      year
  ended       05/10/00*-      ended       ended      ended     ended     ended
 08/31/01      08/31/00      08/31/01    08/31/00   08/31/99  08/31/98  08/31/97
 --------     ----------     --------    --------   --------  --------  --------
 $ 18.16       $ 20.36(1)    $ 24.19     $ 25.59    $ 23.84   $ 18.49    $14.09
 -------       -------       -------     -------    -------   -------    ------
    0.09         (0.04)         0.19        0.15       0.09      0.16      0.19
   (4.90)        (2.16)        (2.89)      (0.60)      3.14      5.94      5.33
 -------       -------       -------     -------    -------   -------    ------
   (4.81)        (2.20)        (2.70)      (0.45)      3.23      6.10      5.52
 -------       -------       -------     -------    -------   -------    ------

   (0.03)           --         (0.16)      (0.14)     (0.07)    (0.12)    (0.12)
      --            --            --          --      (0.02)    (0.02)    (0.05)
      --            --            --       (0.48)     (1.35)    (0.55)    (0.86)
      --            --            --       (0.32)        --        --        --
   (0.07)           --         (0.00)**    (0.01)     (0.04)    (0.06)    (0.09)
 -------       -------       -------     -------    -------   -------    ------
   (0.10)           --         (0.16)      (0.95)     (1.48)    (0.75)    (1.12)
 -------       -------       -------     -------    -------   -------    ------
 $ 13.25       $ 18.16       $ 21.33     $ 24.19    $ 25.59   $ 23.84    $18.49
 =======       =======       =======     =======    =======   =======    ======
  (26.49)%      (10.81)%(4)   (11.17)%     (1.81)%    13.39%    32.58%    39.15%

 $37,767       $13,622       $27,198     $39,913    $36,469   $25,029    $8,321
    0.99%(7)      0.99 %(3)     0.84%       0.99%      1.04%     1.11%     1.67%
    0.64%        (0.63)%(3)     0.82%       0.57%      0.31%     0.61%     1.04%
   39.46%        55.13 %(4)    25.64%      39.42%     16.58%     9.10%    19.21%
      --          1.38 %(3)       --          --         --        --      1.67%
      --         (1.02)%(3)       --          --         --        --      1.04%

--------------------------------------------------------------------------------

Financial Highlights                                                     page 55

                                        iShares MSCI Sweden Index Fund
                                 --------------------------------------------------
                                 For the     For the   For the   For the   For the
                                   year        year      year      year      year
                                  ended       ended     ended     ended     ended
                                 08/31/01    08/31/00  08/31/99  08/31/98  08/31/97
                                 --------    --------  --------  --------  --------
Per Share Operating Performance
 Net asset value, beginning of
  period.......................  $ 24.38     $ 22.26   $ 18.39   $ 18.32    $14.67
                                 -------     -------   -------   -------    ------
 Net investment
  income/(loss)+...............     0.07        0.14      0.10      0.10     (0.03)
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency related
  transactions and translation
  of other assets and
  liabilities denominated in
  foreign currencies...........   (11.52)       8.38      4.52      0.95      4.45
                                 -------     -------   -------   -------    ------
  Net increase/(decrease) in
   net assets resulting from
   operations..................   (11.45)       8.52      4.62      1.05      4.42
                                 -------     -------   -------   -------    ------

Less Distributions
 Dividends from net investment
  income.......................    (0.05)      (0.12)    (0.09)    (0.08)       --
 Dividends in excess of net
  investment income............       --       (0.02)    (0.01)    (0.01)       --
 Distributions from net
  realized gains...............       --       (6.09)    (0.62)    (0.86)    (0.77)
 Distributions in excess of net
  realized gains...............       --       (0.13)    (0.01)    (0.01)       --
 Return of capital.............    (0.00)**    (0.04)    (0.02)    (0.02)       --
                                 -------     -------   -------   -------    ------
  Total dividends and
   distributions...............    (0.05)      (6.40)    (0.75)    (0.98)    (0.77)
                                 -------     -------   -------   -------    ------
 Net asset value, end of
  period.......................  $ 12.88     $ 24.38   $ 22.26   $ 18.39    $18.32
                                 =======     =======   =======   =======    ======
Total Investment Return(2).....   (46.99)%     39.15%    25.09%     5.48%    30.10 %

Ratios/Supplemental Data
 Net assets, end of period (in
  000's).......................  $10,630     $23,774   $20,034   $13,791    $8,243
 Ratios of expenses to average
  net assets(5)................     0.84%       1.03%     1.13%     1.17%     1.64 %
 Ratios of net investment
  income/(loss) to average net
  assets(5)....................     0.40%       0.46%     0.49%     0.48%    (0.19)%
 Portfolio turnover(6).........    42.82%      90.13%    33.44%    10.88%    13.71 %
--------
 * Commencement of operations.
** Less than one cent per share.
 + Based on average shares
   outstanding throughout the
   period.
(1) Net asset value per share on
    commencement of operations.
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset
    value per share on the last day
    of the period reported.
    Dividends and distributions, if
    any, are assumed, for purposes
    of this calculation, to be
    reinvested at the net asset
    value per share on the ex-
    dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of
    the listing fee through
    December 31, 1996 and
    reimbursements from the Advisor
    commencing with the year ended
    August 31, 2000. If such
    waivers/reimbursements had not
    been made the ratios of expenses
    to average net assets and ratios
    of net investment income/(loss)
    to average net assets would have
    been as follows:
  Ratios of expenses to average
   net assets before
   waivers/reimbursements......       --          --        --        --      1.64%
  Ratios of net investment
   income/(loss) to average net
   assets before
   waivers/reimbursements......       --          --        --        --     (0.19)%


(6) Excludes portfolio securities
    received or delivered as a
    result of processing capital
    share transactions in Creation
    Unit(s).


(7) Excludes foreign taxes paid on
    stock dividends.


--------------------------------------------------------------------------------

page 56                                                                 iShares

                                                         iShares MSCI
    iShares MSCI Switzerland Index Fund               Taiwan Index Fund
---------------------------------------------------   ----------------------
For the   For the   For the   For the      For the    For the       For the
  year      year      year      year         year       year        period
 ended     ended     ended     ended        ended      ended       06/21/00*
08/31/01  08/31/00  08/31/99  08/31/98     08/31/97   08/31/01     08/31/00
--------  --------  --------  --------     --------   --------     ---------
$ 15.54   $ 15.39   $ 15.55   $ 13.79      $ 12.29    $  16.41      $ 19.59(1)
-------   -------   -------   -------      -------    --------      -------
   0.04      0.04      0.04     (0.00)%**    (0.04)      (0.03)
  (2.54)     0.27      0.19      3.01         2.11       (7.37)       (2.79)
-------   -------   -------   -------      -------    --------      -------
  (2.50)     0.31      0.23      3.01         2.07       (7.40)       (2.32)
-------   -------   -------   -------      -------    --------      -------

  (0.04)    (0.03)    (0.03)       --           --          --        (0.32)
  (0.01)    (0.01)    (0.04)    (0.01)          --          --           --
     --     (0.11)    (0.17)    (1.21)       (0.57)         --         0.00**
   (.04)       --     (0.14)       --           --          --        (0.10)
     --     (0.01)    (0.01)    (0.03)        0.00**        --        (0.44)
-------   -------   -------   -------      -------    --------      -------
  (0.09)    (0.16)    (0.39)    (1.25)       (0.57)         --        (0.86)
-------   -------   -------   -------      -------    --------      -------
$ 12.95   $ 15.54   $ 15.39   $ 15.55      $ 13.79    $   9.01      $ 16.41
=======   =======   =======   =======      =======    ========      =======
 (16.08)%    1.96%     1.47%    21.24%       16.69%     (45.09)%     (12.10)%(4)

$32,384   $44,685   $38,499   $29,163      $13,805    $110,786      $42,667
   0.84%     1.01%     1.09%     1.15 %       1.52%       0.99%(7)     0.99%(3)
   0.29%     0.23%     0.24%    (0.03)%      (0.29)%     (0.23)%      13.31%(3)
  33.68%    34.87%    35.10%    43.09 %      48.05%      29.84%       51.68%(4)
     --        --        --        --         1.53%         --         1.60%(3)
     --        --        --        --        (0.29)%        --        (0.89)%(3)

--------------------------------------------------------------------------------

Financial Highlights                                                    page 57

                                iShares MSCI United Kingdom Index Fund
                             --------------------------------------------------
                             For the    For the    For the   For the   For the
                               year       year       year      year      year
                              ended      ended      ended     ended     ended
                             08/31/01   08/31/00   08/31/99  08/31/98  08/31/97
                             --------   --------   --------  --------  --------
Per Share Operating
 Performance
 Net asset value, beginning
  of period................  $  18.35   $  20.25   $  18.48  $ 16.50   $ 13.15
                             --------   --------   --------  -------   -------
 Net investment
  income/(loss)+...........      0.26       0.27       0.44     0.37      0.38
 Net realized and
  unrealized gain/(loss) on
  investments and foreign
  currency related
  transactions and
  translation of other
  assets and liabilities
  denominated in foreign
  currencies...............     (3.23)     (0.85)      2.40     2.12      3.62
                             --------   --------   --------  -------   -------
  Net increase/(decrease)
   in net assets resulting
   from operations.........     (2.97)     (0.58)      2.84     2.49      4.00
                             --------   --------   --------  -------   -------
Less Distributions
 Dividends from net
  investment income........     (0.25)     (0.23)     (0.36)   (0.29)    (0.32)
 Dividends in excess of net
  investment income........        --      (0.02)     (0.01)   (0.04)    (0.06)
 Distributions from net
  realized gains...........        --                 (0.60)   (0.11)    (0.17)
 Distributions in excess of
  net realized gains.......     (0.02)     (0.19)     (0.02)      --        --
 Return of capital.........        --      (0.04)     (0.08)   (0.07)    (0.10)
                             --------   --------   --------  -------   -------
  Total dividends and
   distributions...........     (0.27)     (1.32)     (1.07)   (0.51)    (0.65)
                             --------   --------   --------  -------   -------
 Net asset value, end of
  period...................  $  15.11   $  18.35   $  20.25  $ 18.48   $ 16.50
                             ========   ========   ========  =======   =======
Total Investment
 Return(1).................    (16.20)%    (3.00)%    15.33%   14.98%    30.48%


Ratios/Supplemental Data
 Net assets, end of period
  (in 000's)...............  $117,883   $146,803   $113,402  $62,846   $29,721
 Ratios of expenses to
  average net assets(2)....      0.84%      0.94%      0.97%    1.03%     1.38%
 Ratios of net investment
  income/(loss) to average
  net assets(2)............      1.57%      1.39%      2.16%    1.90%     2.47%
 Portfolio turnover(3).....     30.08%     32.83%     13.24%    2.83%     1.84%
--------
 + Based on average shares
   outstanding throughout the
   period.
(1) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset
    value per share on the last day
    of the period reported.
    Dividends and distributions, if
    any, are assumed for purposes of
    this calculation to be
    reinvested at the net asset
    value per share on the ex-
    dividend date.
(2) Includes voluntary waivers of
    the listing fee through
    December 31, 1996 and
    reimbursements from the Advisor
    commencing with the year ended
    August 31, 2000. If such
    waivers/reimbursements had not
    been made the ratios of expenses
    to average net assets and ratios
    of net investment income/(loss)
    to average net assets would have
    been as follows:
  Ratios of expenses to
   average net assets
   before
   waivers/reimbursements..        --         --         --       --      1.38%
  Ratios of net investment
   income/(loss) to average
   net assets before
   waivers/
   reimbursements..........        --         --         --       --      2.47%


(3) Excludes portfolio securities
    received or delivered as a
    result of processing capital
    share transactions in Creation
    Unit(s).


--------------------------------------------------------------------------------

page 58
                                                                         iShares

                              For More Information

                   For Investors Who Want More Information On
                         The iShares MSCI Index Funds,
            The Following Documents Are Available Free Upon Request:

Annual/Semi-Annual Reports: Contain a discussion of market conditions and investment strategies, performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year, a statement from management and, on an annual basis, the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This Prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about Index Funds may be obtained without charge by contacting:

                                 iSHARES, INC.
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 1-800-474-2737
                                  iShares.com

Information about Index Funds (including the SAI) can be viewed and copied at the Public Reference Room of the SEC in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about Index Funds may be viewed on-screen or downloaded from the SEC's Internet site at www.sec.gov.

Information contained in or otherwise accessible through the websites mentioned in this Prospectus do not constitute a part of this Prospectus. All references in this Prospectus to websites are inactive textual references and are for your informational reference only.

         FOR MORE INFORMATION ON iSHARES MSCI INDEX FUNDS, PLEASE CALL:
                                 1-800-iSHARES
                                (1-800-474-2737)


                   Investment Company Act File No. 811-09102.

--------------------------------------------------------------------------------

     Investment Company Act File No. 811-09102



     iShares, Inc.
     (The "Company")


     iShares MSCI Index Funds


     Statement of Additional Information

     January 1, 2002



This Statement of Additional Information ("SAI") provides information about the Company and its iShares MSCI Index Funds ("Index Funds"). This information is in addition to the information contained in the Company's Prospectus dated January 1, 2002.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Company's Annual Report for the fiscal year ended August 31, 2001. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Company's Prospectus and Annual Report may be obtained free of charge by telephoning 1-800-iShares (1-800-474-2737) or visiting our website at iShares.com.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
GENERAL INFORMATION................................................................     1
INVESTMENT STRATEGIES AND RISKS....................................................     1
  Exchange Listing and Trading.....................................................     1
  Lending Portfolio Securities.....................................................     2
  Repurchase Agreements............................................................     3
  Currency Transactions............................................................     3
  Futures Contracts and Options....................................................     4
     Futures Transactions..........................................................     4
     Restrictions on the Use of Futures Contracts and Options on Future Contracts..     5
     Federal Tax Treatment of Futures Contracts....................................     5
     Future Developments...........................................................     6
  Swap Agreements..................................................................     6
  Non-U.S. Equity Portfolios.......................................................     6
  Concentrations and Lack of Diversification of Certain Index Funds................     6
  Investments in Subject Equity Markets............................................     7
  Regional and Country-Specific Economic Considerations............................    18
MSCI INDICES.......................................................................    35
INVESTMENT LIMITATIONS.............................................................    38
MANAGEMENT OF THE COMPANY..........................................................    41
  Directors and Officers of the Company............................................    41
  Directors' Compensation..........................................................    43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................    43
INVESTMENT ADVISORY MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES...........    51
  Investment Advisor...............................................................    51
  Administrator....................................................................    54
  Sub-Administrator................................................................    55
  Distributor......................................................................    55
  Custodian and Lending Agent......................................................    58
  Transfer Agent...................................................................    58
BROKERAGE ALLOCATION...............................................................    59
ADDITIONAL INFORMATION CONCERNING iSHARES..........................................    59
  Capital Stock....................................................................    59
  Book Entry Only System...........................................................    60
PURCHASE AND REDEMPTION OF iSHARES.................................................    62
  Creation Units...................................................................    62
  Purchase and Issuance of iShares in Creation Units...............................    62
  Redemption of iShares in Creation Units..........................................    66
  Determining Net Asset Value......................................................    69
  Continuous Offering..............................................................    70
TAXES..............................................................................    71
PERFORMANCE INFORMATION............................................................    72
COUNSEL AND INDEPENDENT AUDITORS...................................................    75
  Counsel..........................................................................    75
  Independent Auditors.............................................................    75
FINANCIAL STATEMENTS...............................................................    76
APPENDIX A.........................................................................   A-1
APPENDIX B.........................................................................   B-1

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

MSCI is a company jointly owned by Morgan Stanley Dean Witter & Co. ("MSDW"), an international investment banking, asset management and brokerage firm and The Capital Group Companies, Inc. ("Capital"), an international investment management company that is not affiliated with MSDW. MSCI is the owner of the MSCI Indices and has full responsibility for the design, maintenance, production and distribution of the Indices, including additions and deletions of constituents within the Indices.


iShares are not sponsored, endorsed, or promoted by MSCI or any affiliates of MSCI. Neither MSCI or any of its affiliates nor any other party involved in making or compiling any MSCI Index makes any representation or warranty, express or implied, to the owners of the iShares of any Index Fund or any member of the public regarding the advisability of investing in securities generally, or in the iShares of any Index Fund particularly, or the ability of the indices identified herein to track general stock market performance. MSCI has no obligation to take the needs of the issuer of the iShares of any Index Fund or the owners of the iShares of any Index Fund into consideration in determining, composing, calculating or disseminating the respective MSCI Indices. Neither MSCI nor any of its affiliates nor any other party involved in making or compiling the MSCI Index is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares of any Index Fund to be issued or in the determination or calculation of the equation by which the iShares of any Index Fund are redeemable. Neither MSCI nor any of its affiliates nor any other party involved in making or compiling any MSCI Index has any obligation or liability to owners of the iShares of any Index Fund in connection with the administration, marketing or trading of the iShares of any Index Fund.


Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party involved in making or compiling any MSCI Index guarantees the accuracy and/or the completeness of the Indexes or any data obtained included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling any MSCI Index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI or any of its affiliates nor any other party involved in making or compiling any MSCI Index makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI any affiliates or any other party involved in making or compiling any MSCI Index have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.


Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD" are to New Taiwan Dollars and all references to "GBP," "(Pounds)" or "L" are to British Pounds Sterling. On October 31, 2001, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US$1.00: AUD 1.98, ATS 15.28, BEF 44.79, BRL 2.82, CAD 1.59,
EUR 1.11, FRF 9.28, DEM 2.17, HKD 7.80, ITL 2,149.74, JPY 122.41, KRW 1,298.40,
MYR 3.80, MXN 9.28, NLG 2.44, NZD 2.42, SGD 1.82, ESP 184.73, SEK 10.63, CHF
1.63, TWD 34.53 and GBP 0.69 Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

GENERAL INFORMATION


iShares, Inc. (the "Company") was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating 22 separate investment portfolios or "Index Funds". The following seventeen Index Funds commenced operations on March 6, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund commenced operations on July 11, 2000, July 26, 2000, October 26, 2001, May 10, 2000, June 21, 2000, respectively. Each of the iShares MSCI Japan and United Kingdom Index Funds is classified as a "diversified" investment company under the Investment Company Act of 1940. (Each of the iShares MSCI Japan and United Kingdom Index Funds is proposed to be changed to "non-diversified" status; for the change to take effect for either of these Index Funds, the shareholders of the Index Fund would have to approve the change no later than January 24, 2002.) Each of the other Index Funds offered hereby is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional Index Funds in the future.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Index Funds.


Exchange Listing and Trading. The iShares of each Index Fund are listed for trading on the AMEX. Certain Index Funds also trade on certain other national securities exchanges and foreign exchanges (each a "Listing Exchange"). The AMEX has approved modifications to its Rules to permit the listing of iShares of the Index Series that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Index Fund will continue to be met. The AMEX may remove the iShares of an Index Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which that Index Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.


iShares of certain of the Company's Index Funds may be traded on U.S. national securities exchanges other than the AMEX from time to time. In addition, the iShares MSCI Australia Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fund are traded on certain foreign exchanges.


As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $0.015 to $0.12 per share for institutions and high net worth individuals.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each Index Fund as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Index Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.


The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each Index Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for each Index Fund at a particular point in time, because the current portfolio of an Index Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Index Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for a particular Index Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of an Index Fund's portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of an Index Fund may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.


The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular Index Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Index Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the iShares MSCI Australia, Hong Kong, Japan, Malaysia, Pacific ex-Japan, Singapore, South Korea and Taiwan Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these Index Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Index Fund's portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For Index Funds which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.


Lending Portfolio Securities. The Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables an Index Fund to earn additional income that may partially offset the expenses of such Index Fund, and thereby reduce the effect that expenses have on such Index Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of an Index Fund's total assets. The documentation for these loans provide that the Index Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, and such collateral will be periodically marked to market in accordance with procedures approved by the Board, as marked to market each day, the collateral may consist of cash government securities or other assets permitted by applicable regulations and interpretations.


An Index Fund pays reasonable administrative and custodial fees in connection with the loan of securities. The Index Fund re-invests cash collateral in short-term investments. JPMorgan Chase Bank serves as Lending Agent of the Company and, in such capacity, shares with the respective Index Fund any net income earned on stock loans on a 40/60 basis (i.e., JPMorgan Chase Bank receives 40% of such net income and the Index Fund receives 60%). An Index Fund's share of income from the loan collateral is included in the Index Fund's gross investment income.

The Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Index Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Index Fund must be able to terminate the loan at any time; (4) the Index Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Index Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and
(6) while voting rights on the loaned securities may pass to the borrower, the Company, acting under the supervision of its Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Index Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Index Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, each Index Fund bears the risk of loss of any cash collateral that it invests in short-term investments.


Repurchase Agreements. Each Index Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which an Index Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by an Index Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by an Index Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions. The Advisor has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with an Index Fund. No more than an aggregate of 15% of the Index Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. The Index Funds will use their cash to enter into repurchase agreements only with registered securities dealers and Federal Reserve Member banks with minimum assets of at least $50 million and have met additional quantitative and qualitative standards set by Barclays Global Investors' Group Credit and Market Risk Group.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by an Index Fund not within the control of the Index Fund and therefore the Index Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Currency Transactions. The investment policy of each Index Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Index Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Index Fund's currency. An Index Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Advisor utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Index Fund's return with the performance of the corresponding MSCI Index and may lower the Index Fund's return. The Index Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Index Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

Futures Contracts and Options. Each Index Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Index Funds. In such circumstances an Index Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Advisor believes to be representative of the relevant benchmark index.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

Each Index Fund may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Index Funds. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Advisor may seek to utilize other instruments that it believes to be correlated to the underlying index.

Since there are very few futures traded on the MSCI Indices, an Index Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of an Index Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment advisor will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, an Index Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Index Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an Index Fund may be required to make delivery of the instruments underlying futures contracts it holds.

An Index Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, an Index Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by an Index Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom an Index Fund has an open position in the futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. An Index Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of an Index Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. Each Index Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

Federal Tax Treatment of Futures Contracts. Each Index Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by an Index Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. An Index Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Index Fund.

In order for an Index Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Index Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Index Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Index Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Index Fund's other investments and shareholders are advised on the nature of the distributions.

Future Developments. Each Index Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Index Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with an Index Fund's investment objective and legally permissible for the Index Fund. Before entering into such transactions or making any such investment, the Index Fund will provide appropriate disclosure.

Swap Agreements. Each Index Fund may utilize swap agreements to the extent described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Index Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of an Index Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Index Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in an Index Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of an Index Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.


Concentrations and Lack of Diversification of Certain Index Funds. Each Index Fund (except for the Japan and United Kingdom Funds) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. (Each of the iShares MSCI Japan and United Kingdom Index Funds is proposed to be changed to "non-diversified" status; for the change to take effect for either of these Index Funds, the shareholders of the Index Fund would have to approve the change no later than January 24, 2002.) Information about large holdings in single issuers is included in the description of each Index Fund. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Investments in Subject Equity Markets. Brief descriptions of the equity markets in which the respective Index Fund are invested are provided below.

The Australian Equity Markets

General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Australian equity markets was approximately US$ 345 billion.

The Austrian Equity Markets

General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Austrian equity markets was approximately US$ 19.3 billion.

The Belgian Equity Markets

General Background. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Belgian equity markets was approximately US$ 139.8 billion.

The Brazilian Equity Markets

General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called Bovespa (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).


Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.


Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Brazilian equity markets was approximately US$ 148.6 billion.

The Canadian Equity Markets

General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Canadian markets was approximately US$ 564.5 billion.

The EMU Equity Markets

The EMU equity markets are comprised of the equity markets from the following twelve countries, which are participating in the European Economic and Monetary Union, or "EMU": Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU Index is currently comprised of companies from ten of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background. Following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI Index Fund.

Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

Greece. The Athens Stock Exchange (ASE) is a self-managed public institution, regulated by law. It is financed chiefly by annual listing fees paid by both equity and fixed-income issuers. Until 1987, the ASE had a relatively low activity market with occasional peaks. Activity exploded that year, with foreign purchases contributing to a 1,224% rise in traded share value.

Ireland. The Irish Stock Exchange, founded in the 18th century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange (ISE). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (LSE), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies' dealing with the two exchanges.

Portugal. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange ("LSE") is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

In 1992, the LSE was privatized. It is now under the management of the Lisbon Stock Exchange Association. Further, the Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.


Reporting, Accounting and Auditing Reporting, accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets

As of October 31, 2001, the total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$ 3.95 trillion.

The French Equity Markets

General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and
(3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the French equity markets was approximately US$ 1,089 billion.

The German Equity Markets

General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Germany equity markets was approximately US$ 907 billion.

The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Hong Kong equity markets was approximately US$ 234 billion.

The Italian Equity Markets

General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.

Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US$1,300 billion.

Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Italian equity markets was approximately US$ 498 billion.

The Japanese Equity Markets

General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Japanese equity markets was approximately US$ 2,681 billion.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE's close links with the Stock Exchange of Singapore

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

(SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Index Fund, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Index Fund iShares.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Malaysian equity markets was approximately US$ 94 billion.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Mexican equity markets was approximately US$ 126 billion.

The Netherlands Equity Markets

General Background. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Dutch equity markets was approximately US$ 524 billion.

The Pacific Ex-Japan Equity Markets

The Pacific ex-Japan equity markets are comprised of the equity markets from Australia, Hong Kong, New Zealand and Singapore.

General Background. Following is a general background description of the New Zealand equity market for which there is no iShares MSCI Index Fund.

New Zealand. The New Zealand Stock Exchange (NZSE) was originated in the 1870's in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations that make up the Pacific ex Japan equity markets differ substantially from U.S. standards. In general, these countries' corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the combined equity markets of Australia, Hong Kong, New Zealand and Singapore was approximately US$ 698 billion.

The Singaporean Equity Markets

General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Singaporean markets was approximately US$ 102 billion.

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

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the South Korean equity markets was approximately US$ 156 billion.

The Spanish Equity Markets

General Background. The Securities Market Act (LMV) recognizes the following as official secondary markets:
     .  stock exchanges;
     . the public debt market organized by the Bank of Spain; and . futures and options markets.

Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the

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

stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (CNMV) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market.

Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Spanish equity markets was approximately US$ 342 billion.

The Swedish Equity Markets

General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange - OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, NOREX.

There are also two independent markets for options - the Swedish Options Market
(OM) and the Swedish Options and Futures Exchange (SOFE), which offer calls, puts and forwards on Swedish stocks and stock market indices.

Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and

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

accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Swedish equity markets was approximately US$ 208 billion.

The Swiss Equity Markets

General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Swiss equity markets was approximately US$ 571 billion.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.

In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the Taiwanese equity markets was approximately US$ 208 billion.

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

The United Kingdom Equity Markets

General Background. The UK is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE- 100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (SEAQ) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company's results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a UK company's financial statements is that they give a `true and fair' view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with GAAP.

Size of Equity Markets. As of October 31, 2001, the total market capitalization of the United Kingdom equity markets was approximately US$ 2,152 billion.

Regional and Country-Specific Economic Considerations.
------------------------------------------------------

Europe. In 1986, the member states (the "Member States") of the European Union (the "EU") signed the "Single European Act," an agreement to establish a free market. The development of a unified common European market has promoted the free flow of goods and services.

The Maastricht Treaty on economic and monetary union ("EMU") was intended to provide its members with a stable monetary framework. On January 1, 1999, the third and final stage of EMU began with the establishment of a currency union encompassing 11 of the 15 Member States of the European Union ("EU") - Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On that date, these countries locked their exchange rates and adopted the euro as their common currency, with monetary and exchange rate policy determined by area-wide institutions. Thus, each of these countries gave up the possibility of independent monetary and exchange rate policy. Greece adopted the euro on January 1, 2001.

EMU does not change the locus of responsibility for policies other than monetary and exchange rate policies. Policies affecting external trade and the integration of internal markets were already a matter of EU competence. Fiscal and labor market policies continue to be created mostly at the national level, albeit subject to closer surveillance by EU institutions. The Stability and Growth Pact (SGP), concluded in June 1997, set out the procedures for surveillance of national fiscal policies, strengthening the framework provided in the Maastricht Treaty. Also, the Treaty of Amsterdam, signed in October 1997, explicitly recognized labor market policies as a matter of common concern and set out procedures for their surveillance. Except for monetary and exchange rate policies, area-wide decision making and surveillance are the responsibility of institutions of the EU as a whole. It has been agreed that ministers of euro-area countries can meet (as the Euro-12 Group), to discuss issues related to the single currency, but that formal surveillance and coordination decisions will be the prerogative of the full EU Council of Ministers ("ECOFIN"). The euro-area rivals the United States in terms of output and trade. The delineation of monetary, fiscal, and structural policy responsibility between the euro-area institutions and national governments helps assign responsibility for these policies, but also complicates their coordination.

Austria. Austria has a well-developed market economy based on commerce and manufacturing. The gross national product ("GNP") has grown moderately and the gross domestic product ("GDP") is primarily generated by manufacturing, finance, commerce, administration and defense. The strongest sector of the economy is manufacturing, which accounts for about one quarter of total GDP. The GNP per capita is about average among EU countries and increased 0.9% since the second quarter last year. Austria's natural resources include iron ore, oil, timber, magnetite, lead, coal, lignite, copper, and hydropower and they contribute to a highly developed and

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

successful industrial economy. The chief industries are construction, machinery, vehicles, food, chemicals, wood processing, paper, communications equipment, and tourism.

Austria, a federal republic, generally has a high standard of living, which is closely tied to other EU economies, especially Germany's. Business confidence has remained buoyant given the competitive position of Austria's industry, strong foreign investment and good export opportunities. Austrian exports have grown strongly, which has been helped by growth within the EU and a continued weakening of the euro. Export growth is particularly pronounced in food, machinery and transport equipment. Imports are strong in raw material, machinery and transport equipment. The principal importer of Austrian products is Germany, followed by Italy and Switzerland.

The depreciation of the euro and the recovery in Austria's export market contributed to the overall favorable outlook. The labor market continued to experience rapid increases in employment, mainly taking place in public job programs and in the service sector. Unemployment fell to approximately 3.9% in the third quarter of 2001.

Consumer price inflation increased to 2.7% from last year for the second quarter ended 2001. Exports of goods and services remained strong and is expected to grow with the move toward less regulatory control and more privatization. The government's ongoing fiscal consolidation effort centered on reducing pension expenditures and government employment. While the deficit has been decreasing recently, there is concern interest rates will rise.

Once regarded as its Achilles' heel, the "old economy" orientation of the Austrian market proved to be a distinct advantage during the year ended August 31, 2001.

Dominated by companies in comparatively slow-growing sectors such as utilities, energy, beverages and tobacco, the Austrian market was largely left behind in the late 1990s as markets with larger technology, media and telecommunications components rose to new heights. As investors made a decisive shift away from more-speculative stocks in 2000, however, Austria's equity market began to outperform. Slowing growth in the United States and many European economies helped drive investors toward stocks regarded as having defensive qualities, such as Austria Tabakwerke. Given the Austrian equity market's limited liquidity, even modest inflows of capital translated into significant gains. (As of May 2001, Austria's market capitalization was just $30 billion--making it the smallest developed European market.)

It was not just investors who expressed new found interest in Austrian companies; a number of foreign corporations were also looking to buy. In June 2001, U.K. tobacco company Gallaher announced that it was seeking to acquire the recently privatized Austria Tabakwerke. The deal helped drive up shares of Austria Tabakwerke as well as other potential acquisition targets.

Belgium. Belgium is a modern private enterprise economy largely based on a diversified industrial and commercial base. The chief industries include engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum, and coal. Industry is mainly concentrated in Northern Belgium. Because Belgium is limited in their natural resources, it imports high quantities of raw materials used in the manufacturing of its goods. The GNP per capita is about average among EU countries. The GDP is only slightly above the EU average and is mainly attributable to the agricultural sector. GDP is expected to be about 1.4% for 2001. Traditionally, Belgium's natural resources have been concentrated in coal, steel and textiles, however these have declined in recent years. Three quarters of its trading activity is conducted with countries in the European Union.

Belgium, a federal parliamentary democracy, has attempted to simplify its fiscal system by reducing the burden of income tax on companies and workers. Tax reforms are directed towards employees and companies, as Belgian employees carry a much higher tax burden than workers in neighboring countries. The government has increased expenditures for new jobs, unemployment benefits, and social services, forcing the government to borrow from abroad. The most recent election resulted in a historic shift of power to Guy Verhofstadt's `blue-red-green' coalition (made up of French-and-Dutch speaking Liberals, Socialists and Greens). The coalition has attempted to restore public confidence after a series of political scandals.

Belgium shows a high degree of economic openness. It is therefore extremely sensitive to economic developments abroad and, in particular, to those occurring in the EMU. Activity in Belgium fluctuates almost exactly in line with that of the euro area. The latest economic developments are no exception in that respect. The depreciation of the euro has boosted the international competitiveness of Belgian firms, which will also benefit from a period of broad wage moderation and further cuts in employer's social security contributions.

The Belgian employment rate typically is lower than the rest of the EMU. Belgium's consumer price inflation fell to 2.5% in August, reflecting increases pricing pressures and euro weakness.

Like other European markets, Belgium was pressured by the global economic slowdown during the year ended August 31, 2001. Belgium's export-oriented companies, as well as those with significant operations in the United States, faced an especially challenging environment. In May, for example, insurance company Fortis reported lower results after having posted record profits in the first quarter of 2000. Fortis--Belgium's largest company by market capitalization--said that significantly lower revenues from its primary insurance business as well as its venture-capital investments were to blame for the decline.

Although the global economic slowdown weighed on many other Belgian companies, the market was largely spared from the other major trend affecting international markets over the reporting period: a sharp correction in technology, media and telecommunications (TMT) stocks. Unlike telecom-heavy European markets such as Sweden and Finland, Belgium did not bear the brunt of investors' pessimism toward TMT stocks. To the contrary, Belgium's large percentage of "old economy" companies in sectors such as banking, insurance, and utilities attracted investors looking for defensive investments. Stocks in these sectors were also boosted by declining interest rates in both the United States and Europe over the reporting period.

France. France is a modern capitalist society considered one of the major economic powers of the world, ranking along with such countries as the United States, Japan and Germany. The chief industries include steel, machinery, chemicals, automobiles, metallurgy, aircraft, electronics, mining, textiles, food processing, and tourism. France is also a major exporter of dairy products, wine, wheat and tinned fruit and vegetables.

The government of France is a multiparty democracy dominated by a strong executive. The government retains considerable influence over key segments of each sector, with majority ownership of railway, electric, aircraft, and telecommunication firms, although the government is relaxing control over these areas. Large-scale privatization has taken place with such companies as France Telecom, Air France, Aerospatiale, and Credit Lyonnais, which had been hurt by years of high interest rates. The government plans to make restructuring more costly and short-term labor contracts (used to encourage labor flexibility) more expensive for companies. France employs a generous and comprehensive system of social welfare benefits providing generous benefits for unemployment, sick leave, childcare and maternity benefits.

After 3.0% growth in 2001, the French economy was growing at 0.7% in the first half of 2001, driven chiefly by weak demand from its major exporting partners which include Germany, Belgium, Italy, United Kingdom and the United States. France exports a majority of its products to the United States, Japan and Germany, which have shown signs of weakening demand. Additionally, private consumption, which normally accounts for half of GDP was only up 1.5% for the year.

The accumulated impact of three years of growth in France has been to push job creation to a 30-year high. The strongest growth was in the services sector and construction, with industrial employment growing at about half the annualized average. The introduction in February 2000 of the wage-moderating 35-hour week
- the government's flagship policy - also appeared to have a positive impact, though many new jobs were generated as part of youth schemes and in temporary and part-time work. From a post-war peak of 12.5% in June 1997, or 3,200,000, (3.2 million) unemployment had dropped to 9.1%, (or 2.43 million) at the end of the third quarter of 2001.

France's equity market was generally weak over the reporting period, as French corporations grappled with decelerating growth both at home and abroad. Slower economic growth in the United States, Europe and Asia cast doubts on the near-term prospects of French exporters such as L'OREAL and luxury-goods maker LMVH, leading to weakness in their share prices over spring and summer 2001.

French telecommunications stocks were weaker still. Shares of France Telecom, one of the market's largest stocks, were depressed by investors' concerns about the debt the company had accumulated to acquire next-generation wireless licenses. These concerns were offset in part by strong revenues from France Telecom's newly acquired Orange wireless division, but the positive results were not enough to alleviate all investor worries. Likewise, shares of telecom equipment manufacturer Alcatel posted a succession of declines as demand for its products waned.

A cyclical downturn also weighed on the shares of French technology firms, including information-technology consultant Cap Gemini Ernst & Young, software maker Dassault Systemes and chipmaker STMicroelectronics. These stocks were among the most volatile on the French market over the reporting period.

Given the economic uncertainty, stocks regarded as defensive investments, including banks and consumer-staples companies, tended to outperform in France. Shares of French banks were also boosted by the decision of both the U.S. Federal Reserve Board and the European Central Bank to cut interest rates in 2001. Nonetheless, several of France's leading banks, including BNP Paribas and Societe Generale, reported lower profits as a result of the economic downturn in the United States, Europe and Asia. French companies in a number of other sectors announced similar disappointments as the reporting period drew to a close.

Germany. Germany is a prosperous capitalistic society largely based on services and manufacturing. Germany, Europe's largest economy is among the world's largest and technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages; shipbuilding; and textiles. The GNP per capita was flat for the second quarter of 2001. Germany's natural resources contribute to a strong economy and include iron ore, oil, timber, magnetite, lead, coal, lignite, copper, and hydropower.


Germany, with a federal republic type of government, is intent on promoting growth with the reformation of the tax system, reducing labor costs, and by introducing a fiscal consolidation program. However, Germany's generous social benefits have pressured Germany's free-market economy. High unemployment and welfare costs remain a long-term problem. Additionally, transforming Eastern Germany into a modern market economy has been more difficult and costly than anticipated initially.

Real GDP increased to 2.0% in the second quarter of 2001. Exports declined due to the global recession and the United States softened demand. Unemployment grew to 9.0% for the third quarter of 2001. Although reform in the labor markets is needed to prevent further rise in unemployment figures, the change is not likely to occur as there will be opposition from the employed who will face more competition and the unemployed who are comfortable with welfare packages.

Slower economic conditions over the year ended August 31, 2001 presented a challenging environment for many German companies and for their investors. Decelerating growth in the United States, and the accompanying decline in consumer spending there, fell heavily on many German exporters. Companies such as automaker DaimlerChrysler and chemicals manufacturer BASF, for example, cited weak sales in the United States when announcing uninspiring early 2001 results. That explanation was by no means universal, however. Carmaker Volkswagen, for one, announced that its profits rose 57% in early 2001 as strong international sales offset declining growth in its home market.

Volkswagen's strength contrasted sharply with that of many German telecommunications and technology companies. Shares of electronics maker Siemens and chip maker Infineon were especially hard hit as their industries went through a major cyclical downturn.

Nonetheless, Germany's sizeable share of "old economy" companies meant that it was less affected by this downturn than some of its European neighbors. While the Finnish and Swedish stock markets sank along with their previously high-performers Nokia and Ericsson, the German market was supported by its banks, utilities and insurance companies. Many investors rotated to these sectors from more growth-oriented areas as economic activity in Europe and the United States slowed. Eventually, however, even German stocks regarded as having defensive qualities felt the impact of decelerating global growth. HypoVereinsbank (Germany's second-largest bank) reported disappointing second quarter 2001 profits, as did several other German corporations.

Italy. Italy is a developed industrial economy with a mixed private and publicly-owned economy. The chief industries include construction, machinery, vehicles, food, chemicals, lumber, paper, communications equipment, and tourism. Italy's economy remains divided between its prosperous north and poorer south, reflected in almost full employment in the former and unemployment levels well over 20% in the latter. The country's GDP grew by a modest 1.5% in 2001 due to weak domestic demand. Capital investment was negative in the second quarter of 2001 due to delayed government incentives. Private consumption was up by 2.0% in 2001 due to strong employment figures.

Italy has a republican form of government and is working to stimulate employment, promote wage flexibility, encourage growth in pensions, and tackle the informal economy. It is also working to support a rapidly aging population and a social security system skewed in favor of pensions. The dire prospect is that by 2020 all of Italy's earned income will be needed to pay the pension bill. The need for reform is urgent, but firmly resisted by Italy's powerful trade unions, whose membership is largely made up of retirees or others on the verge of retirement. In current circumstances, Italy's finely-balanced center-left coalition Government is unlikely to take bold action to reduce pensions.

Italy's economic strength lies in manufacturing, mainly through networks of small and medium-sized companies, producing, in particular, machine tools and consumer goods. Two key service sectors are tourism and the rapidly expanding telecom industry. Since mid-1990, industrial production has recovered substantially and the level of capacity utilization is the highest since early 1990.


Currently, after having reached the much-desired EMU target and having consolidated its public finances, the aim of the government is to rekindle growth, while pursuing a systematic and continued reduction of the public debt. The Italian economy has been characterized in recent years by the attempt to reduce the significant public deficit, and to reverse the dynamic of the public debt. Real GDP was at 2.1% in the second quarter of 2001(annual rate). Over the year ended August 31, 2001, Italy's equity market continued to be weighed down by many of the same factors that had depressed it in the prior six months.


A prolonged downturn in the telecommunications sector was one of the main factors pressuring the market. Stocks such as Telecom Italia and Telecom Italia Mobile, two of Italy's largest stocks, were weakened by investors' doubts about the near-term prospects for the telecommunications sector. The transition to next-generation wireless technology has proceeded at a slower pace than many investors expected, resulting in lower growth forecasts for companies such as Telecom Italia Mobile.

Growth-oriented stocks in general remained out of favor with investors in Italy's market over the reporting period. With economic growth slowing in Europe as well as the United States, Asia and other regions, investors sought out the perceived safety of banking, insurance and energy stocks. Financial service firms also benefited from declining interest rates over the summer.

By August 2001, there were indications that some investors believed that the growth stock correction had run its course. They argued that technology and telecommunications shares in particular had fallen so low that they were due for a rebound. The renewed interest drew some capital away from Italy's other sectors and boosted shares of its more growth-oriented stocks as the reporting period ended.

The Netherlands. The Netherlands is a highly industrialized nation maintaining a prosperous and well-developed economy. Emerging from a deep recession in the 1980s, the Dutch economy has become one of the fastest growing in Europe. The pace at which new jobs are generated is close to that of the United States. Industrial activity is predominantly in tourism, overseas financial services, food processing, chemicals, petroleum refining, and electrical machinery. A highly mechanized agricultural sector employs no more than 4% of the labor force but provides large surpluses for the food-processing industry and for exports. The Netherlands rank third worldwide in value of agricultural exports, behind the United States and France. GDP up 3.8% in 2000. The country has few natural resources and is dependent on its import partners such as the United States, Venezuela, Mexico and Guatemala. Consumer prices were up 5% in 2000.

The Dutch government - a constitutional monarchy - attempts to keep the economy in private hands. Postwar industrial development has been consciously stimulated by government policy, and state subsidies have been granted to attract companies interested in developing the northern provinces. Despite these subsidies, the western provinces remain the center of new industry, especially in the services sector.

In concert with many equity markets around the world, the Netherlands posted a weak performance over the year ended August 31, 2001. Slowing economic growth in the United States as well as Europe, Asia and virtually every other region put pressure on corporate profits and equity performance.

Leading Dutch multinationals, such as Philips Electronics, were especially sensitive to investors' worries that United States consumer spending would decline significantly. Given the uncertainties, investors tended to favor the Netherlands' more defensive shares, such as those in the food and household products sector as well as insurers and financial services companies. The latter were also boosted by declining interest rates in Europe and the United States.


In addition, energy giant Royal Dutch/Shell Group (the Index's largest stock) attracted investors as the price of crude oil rose in late 2000. Some of the increase dissipated in 2001, but higher natural-gas prices helped to pick up the slack for Royal Dutch/Shell. In May, the company said that its first-quarter profits rose by 23%, driving up the share price. On a relative basis, therefore, the Dutch equity market performed significantly better than its more growth-oriented European neighbors. With only modest telecommunications and technology sectors, the Netherlands was less affected by the cyclical downturns in those areas than such markets as Finland and Sweden.

Spain. Spain's mixed capitalist economy supports a GDP that on a per capita basis is 80% of the four leading West European economies. The past five years, in particular, have witnessed a sustained period of economic reform and adjustment, with strong rates of GDP growth. The chief industries include textiles, food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism. Spain's natural resources include coal, lignite, iron ore, uranium, zinc, lead, tungsten, copper, kaolin, potash, hydropower, and arable land.

Spain's parliamentary monarchy has attempted to introduce tax reforms and has continued to advocate privatization, liberalization and deregulation of the economy. Spain was one of the first countries to launch the European single currency in 1999. However, following Spain's entry into the EMU, there has been concern that Spain's high inflation rate will fuel new wage pressures, endangering Spanish competitiveness. Nevertheless, the Spanish economy is now into its fourth successive year of strong growth. All of Spain's macroeconomic variables, with the major exception of unemployment, are positive. In recent years, the labor market has continued to improve, with national account employment growing at more than 3% per year. In 1994 and again in 1997, reforms in the labor market were undertaken, mainly to ease the rigid regulations that govern permanent job contracts. The recent strong economic growth and new reforms to improve the flexibility of the labor market have decreased the rate of unemployment to 8.8% as of the second quarter of 2001 The unemployment rate has also been impacted by Tourism which is up 3.2% over last year. The government also faces the challenges of addressing the domestic concerns of controlling inflation, which rose during the summer. In May 2001, consumer price inflation was 4.0%, which is twice the rate expected by government, currently, 1.1% above the average Eurozone prices.

Its main export partners are France, Germany, Italy, Portugal and the United Kingdom. Their main exports include machinery, motor vehicles, and other consumer goods.

Spain's equity market felt the negative repercussions of a worldwide decline in economic activity over the year ended August 31, 2001. During this time, many investors became increasingly concerned about just how extensive and protracted the downturn would be. These worries affected the performance of Spanish equities.

Relative to other European stock markets, however, Spain was fairly healthy. It was buoyed by the performance of several Spanish firms, which continued to post solid profits despite the more challenging economic environment.

In many cases, this resilience owed much to successful expansion into Latin America. That region presented many Spanish companies with growth opportunities even as Spain's domestic economy and Europe as a whole became less robust. Good results in Latin America helped to shore up profits for Spain's two largest banks, BBVA and BSCH, for example. Their aggressive expansion into Latin America proved rewarding in late 2000, as demand for financial services continued to expand in the region. Investors' expectations that European and United States interest rates would decline also helped to support Spanish banking stocks as well as shares of utilities and other companies that are sensitive to interest rates.

The extensive Latin American exposure of many Spanish companies became more of a liability in 2001, however. A debt crisis in Argentina depressed equity markets in Latin America and cast a shadow over many foreign companies with ties to the region. These concerns weighed on shares of BBVA, BSCH and other Spanish companies over the spring and summer of 2001. As the reporting period ended, it was still unclear just how Argentina's crisis would be definitively resolved and whether its impact would be as far-reaching as some investors feared. The outlook for Spain's domestic economy and that of Europe also remained hazy.


Sweden. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are privately owned, include textiles, furniture, electronics, telecommunications, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector. Privately owned firms account for about 90% of industrial output, of which the engineering sector accounts for 50% of output and exports. Agriculture accounts for only 2% of GDP and 2% of the total employment. Sweden's natural resources include zinc, iron ore, lead, copper, silver, timber, uranium, and hydropower.

Successive governments have traditionally afforded Swedes generous benefits for unemployment, sick leave, childcare and general public welfare, along with state medical care. This extensive social welfare system has become unsustainable in recent years, notably when the economy slowed down significantly in the early 1990s, which caused large government deficits, inflation, and high unemployment. Almost half of the personal disposable income received by Swedes resulted from transfer payments, a system for redistributing income. Since then, a massive turnaround in public finances has occurred thanks to years of fiscal restraint and an increase in economic growth. The Swedish government has announced that it plans to cut taxes within the next five years. Sweden has harmonized its economic policies with those of the EU, which it joined at the start of 1995. Although Sweden is showing less dissent to join the EMU, as of the third quarter of 2001, it has not changed its currency from the krona.

The Swedish economy continued to expand. GDP increased 1.1% from the first quarter of 2001. Unemployment is at 4.0% for the third quarter of 2001. Export growth weakened in 2001 due to the slowing United States and European economies. Inflation grew to 4.0% due to a devalued krona currently at its six year low which fell 11.0% against the euro. Consumer prices increased 3.5% from the third quarter of 2000.

Ericcson which dominates the equity market in Sweden led the market in its rise last year also led the market in its decline in 2001. This has led to less private and public consumption. Employment has continued to rise but is expected to slow down.

Swedish equities were very weak over the year ended August 31, 2001. Two main factors were responsible: a major decline in market sentiment toward the telecommunications sector and the overall slowdown in the global economy. The weakness of the Swedish krona further reduced returns for U.S. dollar-based investors.

Besides the general pessimism toward telecom companies, shares of Ericsson--the largest stock in both the MSCI Sweden Index and the Fund's portfolio--were also depressed by company-specific disappointments. In October 2000, Ericsson's stock fell sharply when the company cut its profit forecast for the fourth quarter of 2000. It said that the revision was due largely to continued weakness in its wireless handset business. Just how weak that unit was only became apparent later: Ericsson's wireless handset division eventually posted a loss of more than $1 billion for the fourth quarter. Ericsson's shares again fell sharply in March of 2001 when the company said it would post a loss for the first quarter after having previously expected to break even. Investors responded positively to Ericsson's efforts to stem the losses, which included a decision to outsource production of its mobile phones. As the reporting period ended, however, sentiment toward Ericsson was again generally poor, casting a shadow over other Swedish stocks.

The uncertain economic environment posed another challenge for Swedish corporations, investors and policy makers. The slowdown in global economic activity weighed on industrial activity in Sweden at the same time as domestic inflation was accelerating. In early July of 2001, the Swedish Central Bank attempted to remedy the latter problem by raising interest rates a quarter of a percentage point. The bank said it was concerned that Swedish inflation would exceed its target rate of 2.0% in 2002 and 2003. Whether the move succeeded in quelling inflation remained to be seen as the reporting period ended.

Switzerland. Switzerland is a prosperous and stable modern market economy with a strong industrial sector. Switzerland's per capita GDP of 20.0% ranks it above that of most Western European economies. Its education, living conditions standards, and healthcare are above its European counterparts. Swiss economic development has been affected by specific physical and cultural geographic factors. Due to its lack of raw materials, Switzerland has based its economic growth on its highly skilled labor market and technological manufacturing expertise. Switzerland relies heavily on its chief industries, including international trade and banking. Switzerland utilizes its natural resources by converting them into high-quality, value-added finished products for export. Its export partners include Germany, France, Italy, the United States, the United Kingdom, and Japan. Export products include motors, generators, turbines, and diverse high-tech products. Foreign workers currently make up about 20.0% of Switzerland's labor force. Only 10.0% of its land can be used for farming and agriculture which is used for its cattle and production of dairy goods.

The Swiss government, a federal republic, tends to follow a conservative approach to foreign policy, and any treaty or decision to join an international organization tends to be challenged. The Swiss are not pursuing EU membership in the near future; however, Switzerland has followed the practices of the EU. As a result, the country has realized the economic benefits of a closer alliance with the EU and enhanced its international competitiveness in the global market. Switzerland relies heavily on foreign trade and has attempted to lower tariffs and duties on incoming goods. These will end when Switzerland and the other countries of the European Free Trade Association (EFTA) become part of the European Economic Area.

While the Swiss official unemployment rate fell to 1.6% in the second quarter of 2001, the underlying inflation rate remained low at 1.0%. GDP grew by 2.0% in the first half of 2001, due in part to exports and investments. Monetary conditions have tightened leading to restrained private consumption.

The defensive qualities of Switzerland's equity market served it well over the year ended August 31, 2001 as the Swiss stock market's decline was less severe than in many other countries. As it became more apparent that economic growth in many countries around the world was declining, investors rotated into defensive areas such as insurance, banking, consumer staples, health and personal care stocks. These sectors, which account for a large part of the Swiss stock market, were among the better-performing areas in Europe during the reporting period.


A number of large Swiss companies also reported better-than-expected earnings, which helped to drive up their stocks. Shares of pharmaceutical maker Novartis, for example, rose over the spring after it outperformed analysts' forecasts. The company--Switzerland's largest--said that strong demand for its osteoporosis, asthma and hypertension drugs boosted its first-half 2001 profits by 10%. Switzerland's other large multinational, Nestle, also beat expectations over the first half of 2001, citing strong sales in the emerging markets.

Despite evidence that these and other Swiss companies have been faring comparatively well, Switzerland was not immune to downturns in other sectors and markets. In August 2001, for example, United Bank of Switzerland (UBS) reported that its profits had dropped 26% from those in the second quarter. The company, Switzerland's biggest bank, said that losses in its private equity business were largely responsible for the disappointing results. Thus, while the defensive characteristics of many Swiss companies helped to support their equities over the reporting period, those with indirect exposure to declining global capital and consumer markets did not perform as well.

The United Kingdom. The United Kingdom has developed a modern economy based on private- and public-enterprise. The UK maintains one of the top economies of Western Europe based on services, international trade, and manufacturing. Services, particularly banking, insurance, and business services, account by far for the largest proportion of GDP. The UK's large coal, natural gas, and oil reserves and energy production also account for 10.0% of GDP, one of the highest shares of any industrial nation. The GNP is at pace to outgrow the United States. As of the second quarter of 2001, the GDP grew 2.3% from a year ago. Imports and exports had slightly dampened GDP. Although imports fell by 2.1% exports fell more by 2.4%. Private consumption increased 1.3% in the second quarter, which was twice the rate in the first quarter of 2001. Capital investment increased 2.5% while government investment increased by 10.0% in the second quarter. Agriculture accounts for less than 2.0% of the GNP, yet farming is highly mechanized, and efficient by European standards, producing about 60.0% of the country's food needs. The chief industries are production machinery, including machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment. The country's natural resources include metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing, and other consumer goods.

Over the past two decades, the government of the U.K., a constitutional monarchy, has greatly reduced public ownership and contained the growth of social welfare programs. The government is still undecided as to whether the UK will be part of the euro system.

For the third quarter of 2001, the unemployment rate fell to 3.1%. The downward trend in the unemployment rate is not likely to continue as new construction projects are falling and companies such as British Telecom, and Reuters have announced that layoffs are imminent.

A number of factors combined to drive the U.K. equity market lower over the year ended August 31, 2001. Chief among these was the global economic slowdown. Concerns that United States consumer spending in particular would slow led investors to tread cautiously. As it turned out, consumer spending in both the United States and the U.K. remained surprisingly robust, though investors continued to worry that a serious decline was just around the corner.

So, apparently, did the Bank of England. Initially more restrained than the U.S. Federal Reserve Board in lowering interest rates earlier in 2001, the Bank eventually ended up cutting rates four times through late August. The move came despite a mixed economic picture as the U.K. manufacturing sector tipped into recession over the summer of 2001. In addition, many companies announced job cuts even as the country's unemployment rate fell to a 26-year low in July. Perhaps for that reason, U.K. consumers continued to spend, and investors saw some cause for optimism in that news.

Overall, however, caution was the watchword. Given the lack of certainty regarding the economy and corporate profits, investors tended to favor U.K. stocks in sectors that are traditionally regarded as defensive, such as banks. These stocks also rose as interest rates declined. At the other end of the spectrum were technology- and telecommunications-related companies, which continued to grapple with a cyclical downturn. The U.K.'s technology sector was hit particularly hard after telecom-equipment maker Marconi issued a profit warning in early July. The company then took the unusual--and, to many investors, alarming--step of suspending trading in its shares. When it resumed, Marconi's shares dropped as much as 54% and sent ripples that drove down numerous other U.K. stocks. The technology sector regained some ground in August, as investors bought up depressed shares. Overall, however, an air of pessimism continued to cloud the market.

                Real GDP Annual Rate of Growth (annual % change)

                              1996    1997    1998    1999    2000
                              ----    ----    ----    ----    ----
          Austria              2.0     1.3     3.4     2.8     3.3
          Belgium              1.2     3.4     2.4     2.7     4.0
          France               1.1     1.9     3.5     3.0     3.4
          Germany              0.8     1.4     2.0     1.8     3.0
          Italy                1.1     2.0     1.8     1.6     2.9
          Netherlands          3.0     3.8     4.3     3.7     3.5
          Portugal             3.7     3.8     4.7     3.4     3.4
          Spain                2.4     3.9     4.3     4.0     4.1
          Sweden               1.1     2.1     3.6     4.1     3.6
          Switzerland          0.3     1.7     2.3     1.5     3.5
          United Kingdom       2.6     3.5     2.6     2.3     3.1

  Source:  World Economic Outlook, October 2001 (International Monetary Fund)

Japan, the Pacific Basin, and Southeast Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions;
(iii)
internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious, and racial disaffection.

The economies of most Asian countries continue to depend heavily upon international trade and, accordingly, are affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, along with the reduction of foreign investment in the local economies and a general decline in the international securities markets, could have a significant adverse effect upon the economies and securities markets of the Asian countries.

The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing Asian countries. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for these developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

In the fourth quarter of 1997, the Southeast Asian currency markets came under severe selling pressure from abroad, as foreign investors and speculators alike heavily sold regional currencies viewed to be overvalued. The Thai Baht was the first to come under pressure, but Indonesian, Malaysian, Philipine, Singaporean, Taiwanese, South Korean and Hong Kong currencies were all affected. Equity and fixed income markets also faced selling pressure as foreign investors have been concerned with the overall financial prospects of the region.

Among the countries at the center of the Asian crisis, Korea and Thailand have made encouraging advances toward restoring confidence and initiating recovery, although their turnarounds remain at risk, including from the external environment. Malaysia resorted to external payments controls in an effort to insulate its economy from the regional crisis. In Japan, despite substantial fiscal stimulus and new initiatives to deal with banking sector problems, significant downside risks remain. Growth in China appears to be slowing, and both the renminbi and the Hong Kong dollar have been under considerable pressure.

Australia. Australia is the fourteenth largest economy in the world and the fourth largest economy in Asia. Australia's economy employs a market-free-enterprise structure, and its largest components are manufacturing, services, and trade. Major exports are iron ores and alumina, wheat, coal, gold, meat, and wool, principally to Japan and the European Union. Major imports are machinerytransport equipment, and crude petroleum, computers, telecommunication equipments primarily from the European Union, United States, and Japan. Commodities account for over 50% the value of its total exports. The GNP is increasing more rapidly than the population, and the GNP per capita is similar to other Western countries. Its chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel. Australia's natural resources include bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and petroleum.

Australia is a democratic, federal-state system, which recognizes the British monarch as sovereign. Australia suffered from deficits throughout the 1970s, however Government spending cuts achieved a balanced budget in 1981. Surplus budgets were achieved in the late 1980s. The principal revenue sources are excise, sales taxes, income taxes, corporate taxes, and nontax revenue. The principal expenditures are for social security and welfare, state-government transfers, health, interest on the public debt and defense.

Real GDP grew at an annual rate of nearly 1.4% in the first half of 2001 year over year. Unemployment fell to 6.7% in the third quarter of 2001. Inflation rose 2.0%, however the underlying inflation remained constant. Consumer price inflation rose 2.0% largely due to the slow down of the United States and slow recovery of close Asian economies.

Australia's equity market was weak in absolute terms during the year ended August 31, 2001, although it performed fairly well relative to other international markets. Two main factors weighed on Australian equities over this period: the lengthy correction in media and telecommunications stocks and the slowdown in economies around the world, particularly the United States.

General pessimism toward media and telecommunications sectors depressed shares of Australia's two largest companies, News Corporation Limited and Telstra Corporation Limited, over much of the reporting period. News Corp. also reported disappointing results in late 2001, citing a drop-off in advertising sales in the United States, among other factors.

The slowdown in the United States and other economies had negative consequences for a wide range of other Australian companies. Real estate company Lend-Lease, for example, issued several profit warnings over the reporting period, leading to significant declines in its share price. The company said that losses on its property investments in the United States played a large role in its shortfalls. Shares of Australian exporters also declined as it became apparent that the United States and other major world economies were decelerating.

Australia's domestic-oriented companies fared better. Westpac Banking Corporation and National Australia Bank both posted record profits in late 2000, reflecting strong demand for financial services at home. Eventually, however, they too faced a more difficult environment. The country's GDP contracted by 0.6% in the fourth quarter of 2000, prompting the Australian Federal Reserve Board to lower interest rates in an effort to forestall recession. The rate cuts helped Australian equities to recover somewhat in 2001. They were also buoyed by continued cost-cutting efforts on the part of many companies and merger-and-acquisition activity in mining and other industries.

Hong Kong. Hong Kong enjoys a well-developed free market economy highly dependent on international trade. With its limited natural resources, Hong Kong depends on the importation of food and raw materials for virtually all of its needs. Its chief industries are textiles, clothing, tourism, electronics,
plastics, toys, watches, and clocks.   Natural resources include a deepwater
harbor and feldspar.

The transfer of sovereignty from Britain to China in 1998 which created a sense of uncertainty in Hong Kong's economy, has largely been a smooth transition. Under the principle of "one country, two systems," Hong Kong is now a special administrative region (SAR) of the People's Republic of China and is empowered with a high degree of autonomy. It has retained its administrative, legislative and judicial systems. The SAR government has full control over its monetary and fiscal policies and it maintains its own customs and immigration control, separate from the mainland. Except for issues relating to national security and foreign policy, the SAR is largely run as an independent territory.

Hong Kong's economy continues to recover from a recession that began with the Asian crisis in the second half of 1998. The Consumer Price Index has fallen 3.8% in 2000 and Real GDP grew 0.5% from a year ago second quarter. This was due to a weakening demand in the European sector and a contracting United States economy. Private consumption is up 4.0% from a year ago based on the second quarter which was due to moderate gains in income combined with deflation. Although local consumption is up from last year and remains strong, it will only supply limited impact to GDP. Major exports are clothing, textiles, footwear, electrical appliances, watches, and toys. Exports fell 1.9% from a year ago during the second quarter. Its main export partners include China, United States and Japan.

The absolute performance of Hong Kong's stock market was, like that of many other international markets, weak over the year ended August 31, 2001.

Hong Kong's companies did profit somewhat from healthy demand in China, whose economy remained robust even as the United States, European and Japanese economies decelerated. The interest-rate cuts that the U.S. Federal Reserve Board implemented to jump-start the United States economy also helped to support Hong Kong's large contingent of real-estate stocks. (Hong Kong's interest rates are pegged to those of the United States.)

The strength of these stocks was offset in part by continued declines for technology- and telecommunications-related companies such as Pacific Century Cyberworks Limited. A cyclical downturn in these areas led to severe declines in many stocks.

As the reporting period progressed, the impact of slowing global growth made itself felt on the Hong Kong market. The uncertain environment led many investors to decrease their positions in export-oriented companies in favor of more defensive shares such as banks. Still others shifted their capital out of Hong Kong altogether and into more developed markets.

Japan. Japan maintains a market economy based on services, industry and agriculture. Japan is viewed as the second most technologically powerful economy in the world after the United States and the third largest economy in the world after the United States and China. Its chief industries are among the world's largest and it is one of the most technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles and processed foods. Japan's natural resources include negligible mineral resources and fish.

Japan's government, a constitutional monarchy, employs a loose monetary policy. The Bank of Japan is expected to maintain its zero interest rate policy until signs of self-sustaining recovery emerge. The government is attempting to maintain the momentum for reform, which will be important for longer term growth. One notable characteristic of the economy is the working together of manufacturers, suppliers, and distributors in closely-knit groups called keiretsu.

Despite growth problems, the Japanese economy maintains several strengths. The manufacturing sector includes some of the world's most innovative companies in the electronics and precision machinery areas, along with world leaders in automotive and machinery industries. Educational achievement levels are high in comparison with other developed nations. Public sector infrastructure is also extremely well developed.

The economy contracted by 0.8% from last year during the second quarter.
Private sector consumption was down 0.2% from the previous year. Consumers are moving from retail to discount and wholesale shopping. Deflation is strong in Japan. Prices have fallen for the thirteenth consecutive quarter. In the past, Japan heavily relied on imports to manufacture locally and export goods internationally. Japan has shifted towards manufacturing abroad. Exports contracted by 4.9% during the second quarter while imports fell by 2.9% reflecting weak domestic demand.

The unemployment rate climbed to 5.3% for the third quarter of 2001. The crisis in Japan is growing as the tradition of lifetime employment is no longer guaranteed. Three of the largest semiconductor producers have engaged in layoffs. Auto manufacturers are expected to also publicly announce downsizing. It is also inevitable that more layoffs are underway as inventory to sales ratios are at record high levels.

Japan's equity market was depressed by a host of cyclical and structural economic problems over the year ended August 31, 2001.

Like stock markets around the world, Japan's fell as investors became increasingly alarmed about the extent of a global economic slowdown. A fall-off in the United States economy, particularly in consumer demand, had widespread implications for many Japanese companies. European consumer markets were also generally weak, creating a more difficult environment for export-oriented companies such as Sony Corporation.

These external pressures only added to the concerns investors already had about Japan's domestic economy. Successive attempts to revive consumer demand have failed, and many investors feel that policy makers are still reluctant to address the nation's deep-rooted structural problems. The lack of clarity regarding nonperforming loans at Japan's banks is an especially thorny issue. Some investors have seen cause for optimism in the new government of Prime Minister Junichiro Koizumi, who has pledged to institute reforms. Yet Koizumi clearly faces opposition from Japan's more traditional political factions, casting some doubt on whether he will be able to push through reforms and revive the economy.

Despite the rather pessimistic investment climate, small capitalization Japanese companies managed to stage a rally during part of the reporting period. The surge was apparently driven by investors attracted to the depressed valuations of these stocks. Sentiment toward Japan's larger companies, however, remained decidedly poor.

Malaysia. Malaysia has a medium-sized, export-oriented economy that has developed rapidly from an agriculture-based economy to one dominated by intermediate manufacturing over the past twenty years. Its chief industries are agriculture, industry, and services. Malaysia's natural resources include tin, petroleum, timber, copper, iron ore, natural gas, and bauxite. Malaysia's exports include electronic equipment, petroleum and liquefied natural gas, chemicals, palm oil, wood and wood products, rubber, textiles. Exports have contracted due to the weakening economies of its main export partners which include the United States, Singapore and Japan.

GDP grew 3.2% in the first quarter of 2001 but is expected to level off to near zero by the end of the year. The Malaysian currency remains in a tenuous situation with the ringitt pegged to 3.80 to the United States dollar since September 1998, the probable expectation is that a devaluation is likely to occur.

Unemployment rates are expected to rise as layoffs become imminent with restructuring. Despite the expectations of the future, inflation is running at a mere 2% and unemployment at 3.1% for the first quarter of 2001.

Malaysia's government, a constitutional monarchy, enjoyed strong economic performance in the 1980s and most of the 1990s. The government retains a high degree of involvement in the economy, although during the past few years it has employed less intervention. In order to counter the impact of the Asian financial crises, the government imposed stringent capital controls in September 1998. These have been relaxed over time.

Malaysia's equity market was generally quite weak over the reporting period, mirroring the performance of most other emerging and developed markets around the world. The general decline in global economic activity took its toll on the profits of Malaysian exporters in particular.

For a time, however, the Malaysian market enjoyed a somewhat better footing than many other Asian markets. Malaysia's status as a net exporter of crude oil served it well as oil prices rose in late 2000. With a relatively small technology component, Malaysia's equity market was also slightly less vulnerable to the correction in that sector over the reporting period. The downturn had an indirect, but no less profound, impact on Malaysia's manufacturing sector, however. Companies involved in producing technology-related goods were especially hard hit.

Over time, Malaysia's modest advantages were eroded by economic and political concerns. In the spring of 2001, the country's domestic political situation deteriorated, leading to declines in its stock market. The uncertainty drove some foreign capital out of the country, although the market subsequently stabilized. Investors who remained tended to favor stocks regarded as defensive investments, such as British American Tobacco (Malaysia) ("BAT") and Malaysia International Shipping. BAT shares rose still further in July 2001, when the company reported that its first-half 2001 profits had risen by 39%.

New Zealand. New Zealand has been predominantly agricultural based country. However, since 1984, the government has been moving its country to become more industrialized. This transition has brought about increased incomes and technological advances. Inflation continues to be one of the lowest among developed countries. New Zealand's GDP per capita is stated to be comparable to other larger West European countries. It's growth however, remains dependent on the economic well being of Asia, Europe, and the United States. In 1998, the economy fell into recession due to the Asian economic "crisis" and summer drought. Since then, however, the economy has recovered and started growing 3.5% for the year ended December 1999. The economy continues to experience increased growth and the prospect for continued growth remains strong. For the second quarter of 2001, the annual growth rate for GDP was also 3.5%. Strong performing sectors, construction, wholesale trade, transportation and communication contributed to the growth in GDP. Capital investment increased during the year which indicates continued growth. Private consumption remains healthy with six consecutive quarters of growth. Residential building consents have increased 14.2% in August 2001.

It's constitution is not a single formal document but contains various acts from United Kingdom and New Zealand Parliaments. Its legal system is based on English law. Government is parlimentiary democratic.

New Zealand's primary exports include forestry and mining. Commodity exports and manufacturing continues to grow. Over the past 15 years, in an effort to grow its economy and create open channels, New Zealand has evolved to be one of the most deregulated countries.

Since 1995, New Zealand's current account deficits has been over 5.0% of GDP. The primary payments have been to non-residents who have accumulated direct investment in New Zealand. The trade balance has been running a surplus.

In November 1999, the Labour-Alliance Coalition Government was elected to help New Zealand become an economy with a foundation in high skills, employment and value-added production.

Singapore. Singapore has a highly developed economy and in the past has benefited from its open trading relations. Its chief industries are electronics, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship
repair, trade, and biotechnology.   Singapore's natural resources include fish
and deepwater ports. Manufacturing which is one of its biggest drivers of economic growth in past year fell dramatically due to low demand from developed countries. Its main export partners include United States, Malaysia, Hong Kong and Japan. Exports fell by 5.1% in the second quarter for the first time in over two years. The consumer price index fell my 0.1% in from the first quarter to the second quarter. GDP fell 0.9% for the second quarter ended 2001.
Unemployment climbed to 2.6%   for the second quarter of 2001.

Singapore's government, a parliamentary republic, has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying a levy on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

Singapore's export-oriented economy proved to be a liability for its equity market during the year ended August 31, 2001.

A major cyclical downturn in demand for technology and telecommunications led investors to sell off stocks such as Chartered Semiconductor Manufacturing. Not only did personal computer sales fall into a slump, but demand for third generation wireless phones was weaker than many investors had expected. These trends created a very difficult environment for companies that manufacture chips for these applications.

As a result, investors withdrew more money from these stocks and instead favored companies that they believed would be better able to withstand a prolonged economic slowdown. Singapore's banks and real-estate companies were among the beneficiaries of this trend. They also had the advantage of declining interest rates.

Lower interest rates were not enough, however, to keep Singapore from falling into a recession in 2001. Unsurprisingly, this only served to worsen sentiment toward the equity market.

South Korea. South Korea's economy has recorded a tremendous amount of economic prosperity in recent decades. South Korea has transformed itself from a poor, agrarian society to one of the world's most highly industrialized nations. Real GDP grew by 3.7% and industrial production grew by 6.2% compared with the first quarter of last year. However, investment in manufacturing shrank 5.7% from the first quarter of last year. Exports also fell by 3.0% from the first quarter of last year. Growth in exports was dampened from the lower demand in computer and semiconductor products. The well being of the South Korean economy is correlated with the health of the United States and Japanese economies.

Its chief industries are electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Its main export partners include the United States, Japan, China, Hong Kong and Taiwan. South Korean's natural resources include coal, tungsten, graphite, molybdenum, lead, and hydropower potential. Consumer prices are up 5.3% from the second quarter of 2000 and unemployment is at 3.5% for the second quarter of 2001.

South Korea's republican form of government achieved the economic comeback by exercising strong controls on industrial development, giving most support to the large-scale projects of the emerging giant corporate conglomerates. The government promoted the import of raw materials and technology at the expense of consumer goods and encouraged savings and investment over consumption.

South Korea was among the world's most volatile markets during the year ended August 31, 2001. With technology stocks composing a large percentage of its total market capitalization, the country was acutely affected by the cyclical downturn in demand for technology products, particularly semiconductors. Investors responded by selling off shares of companies such as market heavyweight Samsung Electronics in late 2000. Telecommunications stocks such as SK Telecom were also weighed down by general pessimism toward that sector.

With the start of the new calendar year, however, sentiment improved significantly. In January alone, the MSCI South Korea Index rose 26.6% in local-currency terms. Investors apparently were heartened by the U.S. Federal Reserve Board's decision to lower interest rates, a move that many thought would jumpstart the United States economy and stimulate technology spending on a global basis. But the recovery was short-lived. As the reporting period ended, the South Korean equity market posted further declines.

Taiwan. Taiwan has a prosperous capitalist economy with gradually decreasing government intervention. Government authorities are privatizing banks and foreign trade. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing. Their natural resources include small deposits of coal, natural gas, limestone, marble, and asbestos. Taiwan's GDP fell by 2.4% in the second quarter of 2001. Taiwan is dependent on the export business with the United States and other developed countries which was down by 13.0% for the third quarter year ended 2001. The fall in the export business impacted unemployment figures which climbed to 4.9% for the second quarter of 2001. Additionally, competitive pressures has moved its capital resources and talent from Taiwan to China.

Taiwan's government, a multiparty democratic regime headed by a popularly elected president retains considerable control over key segments of the economy, but is beginning to relax control over these areas.

Taiwan's equity market was among the weakest in the world over the year ended August 31, 2001. The cyclical downturn in demand for electronic components and instruments, especially semiconductors, was largely to blame; stocks in this sector comprise a large proportion of the MSCI Taiwan Index.

To the detriment of firms such as United Microelectronics Company and Taiwan Semiconductor Manufacturing Company, demand for semiconductors declined sharply on two important fronts: The market for personal computers declined at the same time as demand for next-generation wireless telephones proved to be much weaker than expected. Companies that produce chips for these applications were thus deeply out of favor with most investors.

The impact of the semiconductor slump was felt far and wide in Taiwan's economy and its equity market, but there were a few pockets of better performance. Taiwan's financial sector, for example, gained some momentum from declining interest rates both at home and abroad. The U.S. Federal Reserve Board moved aggressively to cut interest rates in 2001. Taiwan's central bank also loosened its monetary policy, a move that helped to bolster financial shares.

In addition, sentiment toward Taiwan's semiconductor industry improved, albeit sporadically, over the second and third quarters of 2001. Some investors and economists reasoned that much of the bad news was already priced into Taiwan's semiconductor stocks, and argued that these issues were now undervalued ahead of an anticipated recovery. As the reporting period ended, however, it remained unclear just when such a recovery might materialize.

                Real GDP Annual Rate of Growth (annual % change)

                         1996     1997     1998       1999    2000
                         ----     ----     ----       ----    ----
          Australia       3.7      3.8      5.6        4.7     3.8
          Hong Kong       4.5      5.0     -5.3        3.0    10.5
          Japan           3.3      1.9     -1.1        0.8     1.5
          Malaysia       10.0      7.3     -7.4        6.1     8.3
          New Zealand     3.6      2.2     -0.1        3.8     3.7
          Singapore       7.7      8.5      0.1        5.9     9.9
          South Korea     6.8      5.0     -6.7       10.9     8.8
          Taiwan          6.1      6.7      4.6        5.4     6.0

  Source:  World Economic Outlook, October 2001 (International Monetary Fund)

Brazil. Brazil, South America's largest economy is characterized by large agricultural, mining, manufacturing and services sectors. GDP grew at 0.8% in the second quarter of 2001. Brazil is highly dependent on hydroelectric power and faced a water shortage throughout the entire country. Presently, 90.0% of the countries energy supply comes from hydroelectric power. Along with increased energy prices, interest rates from banks increased which made local investment less attractive. The unemployment rate stayed flat at 6.2%. Since the beginning of the year, the real has been devalued by 20.0% in part due to people's expectation of Argentina's possible default, lower growth expectations for Brazil and a weakening domestic demand. Inflation has increased to 19.0% for the first quarter of 2001 and the current debt to GDP ratio is over 50.0%.

Some of its major exports are soy products, metallurgic and chemical products, iron ore and coffee. Its chief industries include textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery and equipment. Some of its natural resources are bauxite, gold, iron ore, manganese, nickel, phosphates, platinum, tin, uranium, petroleum, hydropower, and timber. Brazil's main trading partners are the United States, Argentina, and Germany.

Brazil's government, a federal republic, implements free-enterprise policies, although petroleum and natural gas exploration, production, and refining are under the government monopoly, Petroleo Brasileiro, S.A. (Petrobras). The government also has a majority interest in companies in certain other industries, such as the automobile, shipbuilding, aircraft, and microelectronics industries. Economic development has been focused on developing industries, yet this has led to budgetary deficits.

Brazil's equity market suffered a severe decline over the year ended August 31, 2001. Economic trends outside its borders played a major role in the downturn. As one of the world's most liquid emerging markets, Brazil often bore the brunt of investors' pessimism as the global economic outlook deteriorated. Much of the selling was concentrated on Brazil's large percentage of liquid telecommunications stocks, which were also depressed by a global correction in that sector. When sentiment improved, however, stocks such as Telemar tended to lead the market rebound.

In addition to slowing growth in the United States and other developed countries, a major debt crisis in Argentina also cast a long shadow over the Brazilian equity market during the reporting period. Investors' concern that the crisis would spill over into Brazil drove down the value of Brazil's currency, the real.

The currency's weakness helped to kindle inflation in Brazil, leading the nation's policy makers to increase interest rates even as other central banks around the world lowered them. The real's weakness also weighed on the results of many leading Brazilian companies. Long-distance operator Embratel, for example, said the currency's decline was a major reason why its first quarter 2001 results did not meet analysts' expectations.

           Brazilian Real GDP Annual Rate of Growth (annual % change)

                              2000            4.5
                              1999            0.8
                              1998            0.2
                              1997            3.3
                              1996            2.7

  Source:  World Economic Outlook, October 2001 (International Monetary Fund)

Canada. Canada is an affluent, free-market based economy reliant on its high-tech industrial sectors. Canada closely resembles the United States in its market-oriented economic system, pattern of production, and high living standards. Canada demonstrated impressive growth in the manufacturing, mining, and service sectors that transformed the nation from a largely rural economy into one that is primarily industrial and urban. Its chief industries are processed and unprocessed minerals, food products, wood and paper products, transportation equipment, telecommunications, chemicals, fish products, petroleum and natural gas. The country's natural resources are iron ore, nickel, zinc, copper, gold, lead, molybdenum, potash, silver, fish, timber, wildlife, coal, petroleum, natural gas, and hydropower.

Canada's government, a confederation with a parliamentary democracy is oriented towards the private sector, with only a few enterprises such as the postal services and electric utilities being publicly owned. The hardest hit industry was manufacturing which fell 4.6%. Other industries such as telecommunications, transportation and electronic also weakened while home building, wholesale trade and oil patch strengthened. Canada is also a major exporter of motor vehicles and parts, pulp and paper, timber, wheat, base metals, coal and fish. Its main trading partners are the United States, Japan, Germany, South Korea and China.

GDP fell 0.4% from last year and GDP has been flat for the last four months for the period ended August 2001. The drop is in part due to the weakening economy of the United States and dampened local demand. Unemployment rose to 7.2% in the middle of the year. The consumer price index fell to 2.8% while inflation decreased to 1.0% to 3.0%.

Canada's equity market posted a sharp decline over the year ended August 31, 2001. The severe correction in one stock, Nortel Networks, played a major role in the overall market's weak performance.

Like many telecommunications stocks worldwide, Nortel's shares spent most of the reporting period falling sharply. As a bellwether of the optical-networking industry, the company's stock reflected investors' growing doubts about the near- to medium-term prospects for the sector. Those doubts were realized when, in October 2000, the company announced that its revenues would not meet analysts' expectations. The news led to a major sell-off in its shares. Nortel again disappointed investors when it warned that its first-quarter results would also be weak. By June 2001, the company's stock price had fallen nearly 90% from the highs it had reached in mid-2000. Although Nortel's decline was especially severe, Canada's other telecommunications- and technology-related companies faced sharp declines in their share prices as well.

The sell-off in telecommunications- and technology-related shares contrasted vividly with the comparatively good performance of many old-economy firms. Shares of Canada's leading banks, for example, posted gains after they reported good earnings and after interest rates in Canada, the United States and Europe fell. Companies in the energy and mining industries--particularly gold producers--also benefited from rising commodity prices and investors' general concerns about the slowing global economy. (These areas are traditionally regarded as bulwarks against recession.) The weakness of the Canadian dollar relative to the U.S. dollar was another advantage for Canadian metals producers, as it made their goods more competitive on the global market. Both trends helped to boost shares in these sectors, though the Canadian dollar's weakness ultimately reduced returns for U.S.-dollar based investors.

           Canadian Real GDP Annual Rate of Growth (annual % change)

                               2000         4.4
                               1999         5.1
                               1998         3.9
                               1997         4.3
                               1996         1.6

  Source:  World Economic Outlook, October 2001 (International Monetary Fund)

Mexico. Mexico is Latin America's second biggest economy. Mexico has a free market economy with a combination of private, state and mixture-capital enterprises. The GNP per capita increased more than one and a half times between 1960 and 1980. Mexico's exports about 85.0% of its products to the United States. With the slowing of the United States economy, Mexico's exports are expected to shrink. From August of last year, the number of employed in the export sector fell by 11.3%. GDP fell 0.4% in the third quarter. Its chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism. Natural resources include petroleum, silver, copper, gold, lead, zinc, natural gas, and timber.

One of the most significant recent changes in Mexican economic policy has been in the area of privatization. In the last twenty years, the number of state-owned enterprises in Mexico has fallen from more than 1,000 in 1982 to fewer than 200 in 1998. In September, the underlying inflation fell to 6.1%. The unemployment rate is at 2.5% as of the third quarter of 2001. In 2000, American visitors made up 92.0% of the total travelers in Mexico.

Since NAFTA was implemented, Mexico's trade with the United States and Canada has nearly doubled. The United States accounts for about 85.0% of Mexico's total trade. Mexico is also pursuing additional trade agreements with Latin
America.

Mexico was one of the better-performing emerging markets over the year ended August 31, 2001, despite investors' widespread concerns about the global economy.

Although the market's performance was fairly weak in absolute terms, its relative returns benefited from several factors. Rising oil prices in late 2000 helped to bolster sentiment toward Mexico, a net exporter of oil. Investors reasoned that the trend would help strengthen Mexico's financial position. The country's banks also benefited from lower interest rates in the United States and at home, which led investors to increase their shares. Merger-and-acquisition activity was yet another factor fueling Mexican banking stocks. In May, United States financial giant Citicorp announced plans to acquire Banacci, Mexico's second-largest bank at a significant premium. That news resulted in strong performance for the market in Mexico for May and also led investors to seek out other potential acquisition targets in the country's market.

Toward the latter half of the reporting period, however, the combined weight of the United States economic slowdown and a debt crisis in Argentina put pressure on Mexico's equity market. Given the extent to which Mexico relies on exports to the United States, decelerating economic growth there left investors pessimistic about the near-term prospects for many Mexican companies. The debt crisis in Argentina also weighed on Mexican equities, as investors worried that the crisis would, among other things, saddle Mexican banks with nonperforming loans in Argentina.

            Mexican Real GDP Annual Rate of Growth (annual % change)

                                2000        6.9
                                1999        3.7
                                1998        5.0
                                1997        6.8
                                1996        5.2

Source:  World Economic Outlook, October 2001(International Monetary Fund)

                                THE MSCI INDICES

In General. The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. In the first phase, effective as of the close of November 30, 2001, MSCI implemented approximately half of the change resulting from the free float adjustment for all existing index constituents and, simultaneously, include all the new constituents resulting from the increase in coverage to 85% at approximately half of their free float-adjusted market capitalization. The remaining adjustments to fully implement the enhanced methodology will take place in the second phase, effective as of the close of May 31, 2002. Given trends such as increased market concentration, the increase in coverage is expected to provide greater diversification and representation of market opportunities. The MSCI Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. Effective November 30, 2001, all single-country MSCI Indices will be free-float weighted, i.e., companies will be included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for regional and international indices which include such markets.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria

To construct relevant and accurate equity indices for the global institutional investor under the Enhanced Methodology, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) Classifying the universe of securities under the Global Industry Classification Standard (GICS), and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of the universe of investment opportunities. Currently, MSCI creates equity indices for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe. About 99% of the world's total equity market capitalization is included in the MSCI universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to the industry that best describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices from the industry group level up. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an

85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. Securities of companies with an overall free float of less than 15% across all share classes are generally not eligible for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Price and Exchange Rates.

Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM/Reuters Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. Under the Enhanced Methodology, the MSCI Equity Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the indices, emphasis is also placed on their continuity and on minimizing turnover in the indices. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the indices continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 to 18 months. Individual country index rebalancing for MSCI Country Indices usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Indices, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

Index Rebalancing Deletions During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.

INVESTMENT LIMITATIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Index Fund. These restrictions cannot be changed with respect to an Index Fund without the approval of the holders of a majority of such Index Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of an Index Fund means the vote, at a meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the Index Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Index Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Index Fund. Except as otherwise noted below, an Index Fund may not:

1.  Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that an Index Fund may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Index Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Index Fund will not purchase securities while borrowings in excess of 5% of the Index Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Index Fund's assets);

5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction does not apply to each of the iShares MSCI Australia, Belgium, Pacific ex-Japan and Taiwan Index Funds. Also, this restriction is proposed to be deleted in respect of each of the other Index Funds; for this restriction to be deleted for any of these Index Funds, the shareholders of that Index Fund would have to approve the change no later than January 24, 2002.);

6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but an Index Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

7. Act as an underwriter of securities of other issuers, except to the extent the Index Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that an Index Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

9.  Sell securities short; or

10. Invest in commodities or commodity contracts, except that an Index Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry concentration. Each of the iShares MSCI Austria, Brazil, Canada, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, South Korea, Spain, Sweden, Switzerland and United Kingdom Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Index Fund, the Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of an Index Fund's shareholders.

As of October 31, 2001, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

      iShares MSCI Index Fund   Industry or Industries
      ----------------------------------------------------------------
      Brazil                    Integrated Oil and Gas
      Hong Kong                 Real Estate Management & Development
      Mexico                    Integrated Telecommunication Services
      Netherlands               Integrated Oil and Gas
      Singapore                 Banks
      South Korea               Semiconductors
      Spain                     Banks
      Sweden                    Telecommunications Equipment
      Switzerland               Pharmaceuticals


Each of the iShares MSCI Australia, Belgium, Pacific ex-Japan and Taiwan Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Index Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Index Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision. (The concentration policy of each of the other Index Funds is proposed to be changed to the concentration policy described in this paragraph; for the change to take effect for any of these Index Funds, the shareholders of that Index Fund would have to approve the change no later than January 24, 2002.)

As of October 31, 2001, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

      iShares MSCI Index Fund   Industry or Industries
      ----------------------------------------------------------------
      Australia                 Banks
      Pacific ex-Japan          Banks
      Taiwan                    Semiconductors

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Index Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. An Index Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Index Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Index Fund has valued the investment.

For purposes of the percentage limitation on each Index Fund's investments in illiquid securities, with respect to each Index Fund, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Index Fund. The Advisor monitors the liquidity of restricted securities in each Index Fund's portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Advisor considers, among other things, the following factors:

1.  The frequency of trades and quotes for the security;

2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

3.  Dealer undertakings to make a market in the security; and

4. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

MANAGEMENT OF THE COMPANY

Directors and Officers of the Company. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by the Advisor and other service providers. The Board currently consists of six Directors.

                                                                    Principal Occupations
                                  Position with the Company and     During the Past Five Years and Other
Name, Address and Age             Length of Time Served             Directorships
--------------------------------------------------------------------------------------------------------------------
Nathan Most  *                    Chairman Emeritus, Director and   Trustee, iShares Trust (since 2000); Consultant
P.O. Box 193                      President since 1996              to various companies including the Advisor;
Burlingame, CA 94011-0193                                           Senior Vice President (retired) (from 1992 to
Age 87                                                              1996) of the American Stock Exchange, Inc.;
                                                                    President and CEO (retired) (from 1982 to 1996)
                                                                    of AMEX Commodities Corporation.

John B. Carroll                   Director since 1996               Trustee, iShares Trust (effective Jan. 1,
520 Main Street                                                     2002); Director of Common Fund Institutional
Ridgefield, CT 06877                                                Funds and J.P. Morgan Private Equity Fund;
Age 66                                                              Retired Vice President of Investment Management
                                                                    (from 1984-2000) of GTE (Verizon) Corporation;
                                                                    former President of GTE (Verizon) Investment
                                                                    Management Corporation (1984 to 1997); Advisory
                                                                    Board member of Ibbotson Assoc. (since 1998);
                                                                    former Trustee and Member of the Executive
                                                                    Committee (since 1991) of The Common Fund, a
                                                                    non-profit organization;  Member of the
                                                                    Investment Committee (since 1988) of the TWA
                                                                    Pilots Annuity Trust Fund; former Vice Chairman
                                                                    and Executive Committee Member (since 1992) of
                                                                    the Committee on Investment of Employee Benefit
                                                                    Assets of the Financial Executive Institute;
                                                                    and Member  (since 1986) of the Pension
                                                                    Advisory Committee of the New York Stock
                                                                    Exchange.

W. Allen Reed                     Director since 1996               Trustee, iShares Trust (effective Jan. 1,
President                                                           2002); President, CEO and Director (since 1994)
General Motors Investment                                           of General Motors Asset Management Corporation;
Management Corp.                                                    Chairman and CEO of the GM Trust Co.; Corporate
767 Fifth Avenue                                                    Vice President of General Motors Corporation;
New York, NY 10153                                                  Director (from 1995 to 1998) of Taubman
Age 54                                                              Centers, Inc. (a real estate investment trust);
                                                                    Director (since 1992) of FLIR Systems (an
                                                                    imaging technology company);  Director (since
                                                                    1994) of General Motors Acceptance Corporation;
                                                                    Director (since 1994) of GMAC Insurance
                                                                    Holdings Inc.; Director (since 1995) of Global
                                                                    Emerging Markets Fund; Director of Temple
                                                                    Inland Industries (since 2000); Member (since
                                                                    2001) of the Pension Managers Advisory
                                                                    Committee of the New York Stock Exchange;
                                                                    Member (since 1995) of the New York State
                                                                    Retirement System Advisory Board; Chairman
                                                                    (since 1995)

                                                                    Principal Occupations
                                  Position with the Company and     During the Past Five Years and Other
Name, Address and Age             Length of Time Served             Directorships
--------------------------------------------------------------------------------------------------------------------
                                                                    of the Investment Advisory Committee of Howard
                                                                    Hughes Medical Institute.

Richard K. Lyons                  Director since 2001               Trustee, iShares Trust (since 2000); Professor,
350 Barrows Hall                                                    University of California, Berkeley:  Haas
Haas School of Business                                             School of Business (since 1993); Member,
UC Berkeley                                                         Council on Foreign Relations; Consultant:  IMF
Berkeley, CA 94720                                                  World Bank, Federal  Reserve Bank, European
Age 39                                                              Commission and United Nations; Board of
                                                                    Directors:  Matthews International Funds.

George G.C. Parker                Director since 2001               Trustee, iShares Trust (since 2000); Associate
Graduate School of Business                                         Dean for Academic Affairs, Director of MBA
Stanford University                                                 Program, Professor, Stanford University:
521 Memorial Way                                                    Graduate School of Business (since 1988);
Room K301                                                           formerly, Director of Executive Education,
Stanford, CA 94305                                                  Stanford Business School (1979-1988); Board of
Age 60                                                              Directors:  Affinity Group, Bailard, Biehl and
                                                                    Kaiser, Inc., California Casualty Group of
                                                                    Insurance Companies, Continental Airlines,
                                                                    Inc., Community First Financial Group,
                                                                    Dresdner/RCM Mutual Funds, H. Warshow & Sons,
                                                                    Inc.

Garrett F. Bouton *               Director since 2001               Trustee, iShares Trust (effective Jan. 1,
Barclays Global Investors                                           2002); Managing Director and Chief Executive
45 Fremont Street                                                   Officer for the Global Individual Investor
San Francisco, CA 94105                                             Business of Barclays Global Investors, N.A.
Age 56                                                              ("BGI") (since 2000); Chairman of the Board of
                                                                    Directors of the Advisor (since 1998); Director
                                                                    of BGI (since 1998); Director of various
                                                                    Barclays subsidiaries (since 1997); Global H.R.
                                                                    Director for BGI (since 1996).

Stephen M. Wynne                  Treasurer since 1996              Executive Vice President with PFPC Inc. (since
Executive Vice President                                            1993); Director of each of PFPC Worldwide Inc.
PFPC Inc.                                                           (since 2000), PFPC Inc. (since 1999), PFPC
400 Bellevue Parkway                                                Trust Company (since 1998), PFPC Corporation
Wilmington, DE 19809                                                (since 1999), PFPC International Ltd. (Dublin)
Age 46                                                              (since 2000) and PFPC International (Cayman)
                                                                    Ltd. (since 1996); Member of Professional and
                                                                    Academic Advisory Boards of Widener
                                                                    University's School of Business Administration
                                                                    and Accounting and Taxation Department.

                                                                    Principal Occupations
                                  Position with the Company and     During the Past Five Years and Other
Name, Address and Age             Length of Time Served             Directorships
--------------------------------------------------------------------------------------------------------------------
R. Sheldon Johnson                Secretary since 1996              Managing Director, Global Equity Derivatives,
Managing Director                                                   Morgan Stanley & Co. Incorporated (since 1988).
Morgan Stanley & Co.,
Incorporated
1585 Broadway
New York, NY 10036
Age 53

* Mr. Most is an "interested" Director, as defined in the 1940 Act, by reason of his position as President of the Company. Mr. Bouton is an "interested" Director by reason of his affiliation with the Advisor.

Directors Compensation. The table below sets forth the compensation earned by the Directors of the Company for the fiscal year ended August 31, 2001. No officer of the Company is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Company. As of August 31, 2001, the Fund Complex consisted of the Company and iShares Trust.

                                                                                                            Total
                                                     Pension or                                          Compensation
                                                     Retirement                                          from Company
                               Aggregate          Benefits Accrued          Estimated Annual               and Fund
   Name of Person            Compensation          as Part of Fund            Benefits Upon             Complex Paid to
    And Position             from Company              Expenses                 Retirement                  Directors
------------------------------------------------------------------------------------------------------------------------
Nathan Most,                    $67,500                  None                     None                       $121,500**
Director, President
and Chairman of the
Board

John B. Carroll,                $45,000                  None                     None                       $   45,000
Director

W. Allen Reed,                  $45,000                  None                     None                       $   45,000
Director

Timothy A.                      $45,000                  None                     None                       $   45,000
Hultquist, Director

Lloyd N. Morrisett,             $45,000                  None                     None                       $   45,000
Director

** Mr. Most received $54,000 as Trustee of iShares Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of December 14, 2001, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of an Index Fund were as follows:

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

Australia                    JPMorgan Chase Bank                                              54.44%
                             One Chase Manhattan Plaza
                             New York, NY  10081

                             Deutsche Bank                                                     6.41%
                             130 Liberty Street
                             New York, NY  10005

                             Bank of New York                                                  5.05%
                             One Wall Street
                             New York, NY  10286

Austria                      Citibank, N.A.                                                   21.68%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Morgan Stanley & Co.                                             12.18%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             Salomon Smith Barney Inc.                                        12.18%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Merrill Lynch Pierce Fenner & Smith Inc.                          7.75%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ  07302

                             Citibank/Private Banking                                          6.67%
                             One Court Square, 22nd Floor
                             Long Island City, NY  11120

                             Wilmington Trust Co.                                              5.09%
                             Rodney Square North
                             Wilmington, DE  19890

                             JPMorgan Chase Bank                                               5.02%
                             One Chase Manhattan Plaza
                             New York, NY  10081

Belgium                      Citibank, N.A.                                                   18.57%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Spear, Leeds & Kellogg                                           13.65%
                             120 Broadway, 5th Floor
                             New York, NY  10006

                             Merrill Lynch Pierce Fenner & Smith Inc.                         10.20%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ  07302

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

                             Citibank/Private Banking                                          6.89%
                             One Court Square, 22nd Floor
                             Long Island City, NY  11120

                             Salomon Smith Barney Inc.                                         6.31%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Bank of New York                                                  5.02%
                             One Wall Street
                             New York, NY  10286

Brazil                       Boston Safe Deposit & Trust Co.                                  50.06%
                             One Cabot Road
                             Medford, MA  02155

                             Brown Bros. Harriman & Co.                                       17.14%
                             59 Wall Street
                             New York, NY  10005

                             Salomon Smith Barney, Inc.                                        9.03%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Merrill Lynch Pierce Fenner & Smith Inc.                          5.24%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ  07302

Canada                       Citibank, N.A.                                                   21.57%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Salomon Smith Barney Inc.                                        13.06%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Charles Schwab & Co., Inc.                                        8.87%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ  07310

                             Morgan Stanley & Co.                                              5.17%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

EMU                          Citibank, N.A.                                                   19.62%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Brown Bros. Harriman & Co.                                       11.14%
                             59 Wall Street
                             New York, NY  10005

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

                             Bank of New York                                                 10.69%
                             One Wall Street
                             New York, NY  10286

                             Charles Schwab & Co., Inc.                                        7.27%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ  07310

                             State Street Bank & Trust Company                                 6.91%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Salomon Smith Barney Inc.                                         6.35%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

France                       State Street Bank & Trust Company                                17.04%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Citibank, N.A.                                                   16.75%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Bank of New York                                                  9.01%
                             One Wall Street
                             New York, NY  10286

                             Brown Bros. Harriman & Co.                                        6.84%
                             59 Wall Street
                             New York, NY  10005

Germany                      Citibank, N.A.                                                   12.53%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             State Street Bank & Trust Company                                 9.45%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Bank of New York                                                  6.33%
                             One Wall Street
                             New York, NY  10286

                             Brown Bros. Harriman & Co.                                        6.14%
                             59 Wall Street
                             New York, NY  10005

                             Schwab (Charles) & Co., Inc.                                      6.12%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ  07310

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

Hong Kong                    Morgan Stanley & Co.                                             10.10%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             Salomon Smith Barney Inc.                                         8.43%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Bank of New York                                                  8.04%
                             One Wall Street
                             New York, NY  10286

                             Charles Schwab & Co., Inc.                                        7.10%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ  07310

                             Merrill Lynch Pierce Fenner & Smith Safekeeping                   6.27%
                             101 Hudson Street
                             Jersey City, NJ  07302

                             UBS PaineWebber, Inc.                                             5.37%
                             1285 Avenue of the Americas
                             New York, NY  10019

                             Morgan Stanley Dean Witter, Inc.                                  5.29%
                             New York, NY  10048

Italy                        Brown Bros. Harriman & Co.                                       19.01%
                             59 Wall Street
                             New York, NY  10005

                             Citibank, N.A.                                                   18.33%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Morgan Stanley & Co.                                             10.73%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             State Street Bank & Trust Company                                 7.78%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Bank of New York                                                  5.53%
                             One Wall Street
                             New York, NY  10286

Japan                        Morgan Stanley & Co.                                              8.76%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             Northern Trust                                                    8.66%
                             801 S. Canal Street
                             Chicago, IL  60607

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

                             Brown Bros. Harriman & Co.                                        7.63%
                             59 Wall Street
                             New York, NY  10005

                             Swiss American Securities, Inc.                                   7.52%
                             12 E. 49th Street
                             New York, NY  10017

                             Bank of New York                                                  6.49%
                             One Wall Street
                             New York, NY  10286

                             State Street Bank & Trust Company                                 5.98%
                             1776 Heritage Drive
                             Quincy, MA  02171

Malaysia                     State Street Bank & Trust Company                                32.09%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Bank of New York                                                  9.29%
                             One Wall Street
                             New York, NY  10286

                             Salomon Smith Barney Inc.                                         7.79%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Citibank, N.A.                                                    6.07%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

Mexico                       State Street Bank & Trust Company                                13.43%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Salomon Smith Barney Inc.                                         8.36%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             Morgan Stanley & Co.                                              8.28%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             Brown Bros. Harriman & Co.                                        6.45%
                             59 Wall Street
                             New York, NY  10005

                             Schwab (Charles) & Co., Inc.                                      5.28%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ  07310

                             Bank of New York                                                  5.20%
                             One Wall Street
                             New York, NY  10286

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

Netherlands                  Citibank, N.A.                                                   23.09%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             State Street Bank & Trust Company                                13.51%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Bank of New York                                                 10.96%
                             One Wall Street
                             New York, NY  10286

                             Brown Bros. Harriman & Co.                                        7.26%
                             59 Wall Street
                             New York, NY  10005

Pacific ex-Japan             Spear, Leeds & Kellogg                                           63.88%
                             120 Broadway, 5th Floor
                             New York, NY  10006

                             Morgan Stanley & Co.                                             23.32%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             JPMorgan Chase Bank                                               6.52%
                             One Chase Manhattan Plaza
                             New York, NY  10081

Singapore                    Morgan Stanley & Co.                                             28.11%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             JPMorgan Chase Bank                                               9.10%
                             One Chase Manhattan Plaza
                             New York, NY  10081

                             Charles Schwab & Co., Inc.                                        5.17%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ  07310

South Korea                  Boston Safe Deposit & Trust Co.                                  36.24%
                             One Cabot Road
                             Medford, MA  02155

                             Bank of New York                                                 21.36%
                             One Wall Street
                             New York, NY  10286

                             Brown Bros. Harriman & Co.                                        8.46%
                             59 Wall Street
                             New York, NY  10005

                             Citibank, N.A.                                                    6.01%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

Spain                        Citibank, N.A.                                                   26.71%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Spear, Leeds & Kellogg                                           14.98%
                             120 Broadway, 5th Floor
                             New York, NY  10006

                             Brown Bros. Harriman & Co.                                       10.94%
                             59 Wall Street
                             New York, NY  10005

                             Bank of New York                                                  5.62%
                             One Wall Street
                             New York, NY  10286

Sweden                       Citibank, N.A.                                                   20.27%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Bank of New York                                                 10.47%
                             One Wall Street
                             New York, NY  10286

                             Spear, Leeds & Kellogg                                            9.33%
                             120 Broadway, 5th Floor
                             New York, NY  10006

                             Brown Bros. Harriman & Co.                                        5.14%
                             59 Wall Street
                             New York, NY  10005

Switzerland                  Citibank, N.A.                                                   16.30%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Bank of New York                                                 14.03%
                             One Wall Street
                             New York, NY  10286

                             State Street Bank & Trust Company                                 9.41%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Brown Bros. Harriman & Co.                                        9.08%
                             59 Wall Street
                             New York, NY  10005

                             Morgan Stanley & Co.                                              7.27%
                             One Pierrepont Plaza
                             Brooklyn, NY  11201

                             Swiss American Securities, Inc.                                   6.45%
                             12 E. 49th Street
                             New York, NY  10017

iShares MSCI Index Fund      Name and Address                                       Percentage of Ownership
-----------------------      ----------------                                       -----------------------

Taiwan                       Northern Trust                                                   31.62%
                             801 S. Canal Street
                             Chicago, IL  60607

                             Bank of New York                                                 15.65%
                             One Wall Street
                             New York, NY  10286

                             Citibank, N.A.                                                    9.82%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Salomon Smith Barney Inc.                                         9.28%
                             333 West 34th Street, 3rd Floor
                             New York, NY  10001

                             State Street Bank & Trust                                         6.20%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             JPMorgan Chase Bank                                               5.96%
                             One Chase Manhattan Plaza
                             New York, NY  10081

                             Brown Bros. Harriman & Co.                                        5.76%
                             59 Wall Street
                             New York, NY  10005

United Kingdom               Citibank, N.A.                                                   16.30%
                             1410 Westshore Blvd.
                             Tampa, FL  33607

                             Bank of New York                                                 11.24%
                             One Wall Street
                             New York, NY  10286

                             State Street Bank & Trust Company                                 9.90%
                             1776 Heritage Drive
                             Quincy, MA  02171

                             Brown Bros. Harriman & Co.                                        9.64%
                             59 Wall Street
                             New York, NY  10005

INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Advisor.  Barclays Global Fund Advisors (the "Advisor") acts as
------------------
investment advisor to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Index Fund. The Advisor is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment advisor under the Investment Advisers Act of 1940. The Advisor and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $703 billion as of September 30, 2001.


The Advisor serves as investment advisor to each Index Fund pursuant to an Advisory Agreement (the "Advisory Agreement") between the Company and the Advisor dated December 28, 2001 (except that the Advisory Agreement applicable to the iShares MSCI Singapore Index Fund (the "Singapore Index Fund") is dated May 8, 2000). Under the Advisory Agreement, the Advisor, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Index Fund, manages the investment of each Index Fund's assets. The Advisor may enter into subadvisory agreements with additional investment advisors to act as subadvisors with respect to particular Index Fund. The Advisor will pay subadvisors, if any, out of the fees received by the Advisor. The Advisor is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Index Fund, and (iii) the general management of the Company's affairs. For its investment management services to each Index Fund, except the four (4) Index Funds listed below, the Advisor is paid a fee equal to each of those Index Fund's allocable portion of: .59% per annum of the aggregate net assets of those Index Funds less than or equal to $7 billion, plus .54% per annum of the aggregate net assets of those Index Funds between $7 billion and $11 billion, plus .49% per annum of the aggregate net assets of those Index Funds in excess of $11 billion; for its investment management services to the iShares MSCI Brazil, South Korea and Taiwan Index Funds, the Advisor is paid management fees equal to each of those Index Fund's allocable portion of: 0.74% per annum of the aggregate net assets of those Index Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of those Index Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of those Index Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, the Advisor is paid management fees equal to 0.50% per annum of the net assets of that Index Fund.

Pursuant to the Advisory Agreement, with the exception of the Singapore Index Fund, the Advisor is responsible for the payment of all of the expenses of each Index Fund, other than (i) expenses of the Index Funds incurred in connection with the execution of portfolio securities transactions on behalf of such Index Funds, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the Investment Company Act of 1940, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the Investment Company Act of 1940) deems to be an extraordinary expense and (vi) the advisory fee payable to the Advisor under the Advisory Agreement. (The Singapore Index Fund, by contrast, pays its own expenses and the Advisor receives fees equal to the difference between such expenses and the rate specified above for the Singapore Index Fund (subject to the exceptions noted in the previous sentence) or reimburses expenses to the extent necessary to cause the Singapore Index Fund's expenses to be at the specified rate (again, subject to the same exceptions). The shareholders of the Singapore Index Fund may vote to approve the advisory fee arrangement applicable to each other Index Fund, if that approval occurs no later than January 24, 2002.) The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter.

The Company's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, unless caused by the Advisor's willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement, with respect to all Index Funds, is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its advisory services, the Company paid and accrued the following fees to the Advisor:

                                 Fiscal Year Ended       Fiscal Year Ended       Fiscal Year Ended
     Index Fund                   August 31, 1999         August 31, 2000         August 31, 2001
     ----------------------------------------------------------------------------------------------
     Australia                       $  135,613              $  148,628              $  113,828
     Austria                         $   27,123              $   19,889              $        0
     Belgium                         $   44,906              $   25,952              $        0
     Brazil                                 N/A              $      410(1)           $    9,271
     Canada                          $   33,205              $   23,119              $    3,760
     EMU                                    N/A              $    7,196(2)           $   86,333
     France                          $  137,387              $  208,698              $  177,550
     Germany                         $  219,901              $  415,826              $  406,730
     Hong Kong                       $  197,467              $  203,154              $  153,909
     Italy                           $  186,292              $  154,493              $   86,114
     Japan                           $1,096,060              $2,363,952              $2,011,201
     Malaysia                        $  176,782              $  264,088              $  179,613

                                 Fiscal Year Ended       Fiscal Year Ended       Fiscal Year Ended
     Index Fund                   August 31, 1999         August 31, 2000         August 31, 2001
     ----------------------------------------------------------------------------------------------
     Mexico                          $   39,012              $   45,446              $   32,399
     Netherlands                     $   68,016              $   61,274              $   60,956
     Pacific ex-Japan(3)                    N/A                     N/A                     N/A
     Singapore                       $  255,259              $  268,788              $  153,096
     South Korea                            N/A              $    8,252(4)           $   22,313
     Spain                           $   92,868              $   94,886              $   63,808
     Sweden                          $   43,348              $   52,196              $    7,760
     Switzerland                     $   93,758              $   88,433              $   72,584
     Taiwan                                 N/A              $   16,530(5)           $  181,157
     United Kingdom                  $  245,947              $  349,463              $  432,898

     _____________________
(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(3)  The fund commenced operations on October 26, 2001.
(4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.


Under the advisory agreement in effect for each Index Fund prior to December 28, 2001, each Index Fund paid its own expenses and Barclays Global Fund Advisors received fees equal to the difference between such expenses and specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause the Index Fund's expenses to be at such specified rates (again, subject to the same exceptions). (As discussed above, this agreement currently remains in effect for the iShares MSCI Singapore Index Fund.) The net advisory fees and total expenses of each Index Fund were not affected by the recent changes to the Advisory Agreement. Pursuant to the prior advisory agreement, the following reimbursement was paid and accrued to the Company by the Advisor:

                                  Fiscal Year Ended        Fiscal Year Ended
     Index Fund                    August 31, 2000          August 31, 2001
     -------------------------------------------------------------------------
     Australia                         $     0                   $     0
     Austria                           $ 4,019                   $14,481
     Belgium                           $     0                   $ 3,325
     Brazil                            $13,265(1)                $     0
     Canada                            $ 3,428                   $     0
     EMU                               $29,111(2)                $     0
     France                            $     0                   $     0
     Germany                           $     0                   $     0
     Hong Kong                         $     0                   $     0
     Italy                             $     0                   $     0
     Japan                             $     0                   $     0
     Malaysia                          $     0                   $     0
     Mexico                            $   463                   $     0
     Netherlands                       $     0                   $     0
     Pacific ex-Japan(3)                   N/A                       N/A
     Singapore                         $     0                   $     0
     South Korea                       $21,736(4)                $     0
     Spain                             $     0                   $     0
     Sweden                            $     0                   $     0
     Switzerland                       $     0                   $     0
     Taiwan                            $37,794(5)                $     0
     United Kingdom                    $     0                   $     0

     _____________________
(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(3)  The fund commenced operations on October 26, 2001.
(4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Code of Ethics. Each of the Company, the Advisor and the Company's Distributor, SEI Investments Distribution Co. (the "Distributor"), have adopted a Code of Ethics designed to prevent affiliated persons of the Company, the

Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Index Funds.


Administrator. PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Company pursuant to an Administration and Accounting Services Agreement with the Company and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Advisor, by JPMorgan Chase Bank in its capacity as Custodian, or by PFPC Inc. in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.


For the administrative and fund accounting services the Administrator provides to the Company, PFPC is paid aggregate fees equal to each Index Fund's allocable portion of: 0.15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus 0.10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion, plus 0.095% per annum of the average aggregate daily net assets of the Company in excess of $4.5 billion. The Administrator pays Morgan Stanley & Co. Incorporated a fee of 0.05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below.

Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Company will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

For its administrative services, the Company paid and accrued the following fees to the Administrator:

                               Fiscal Year Ended     Fiscal Year Ended      Fiscal Year Ended
     Index Fund                 August 31, 1999       August 31, 2000        August 31, 2001
     ----------------------------------------------------------------------------------------
     Australia                     $110,319              $  106,930             $ 82,034
     Austria                       $ 22,059              $   19,678             $ 16,537
     Belgium                       $ 36,546              $   22,408             $ 16,152
     Brazil                             N/A              $    4,908(1)          $ 24,693
     Canada                        $ 27,026              $   23,780             $ 31,647
     EMU                                N/A              $    6,012(2)          $ 86,065
     France                        $111,716              $  152,143             $115,968
     Germany                       $178,860              $  272,489             $220,636
     Hong Kong                     $160,647              $  141,347             $ 98,077
     Italy                         $151,590              $  107,296             $ 65,865
     Japan                         $890,839              $1,506,281             $942,137
     Malaysia                      $143,744              $  185,310             $127,986
     Mexico                        $ 31,717              $   45,292             $ 58,484
     Netherlands                   $ 55,318              $   47,334             $ 48,662
     Pacific ex-Japan(3)                N/A                     N/A                  N/A
     Singapore                     $207,640              $  188,421             $ 98,430
     South Korea                        N/A              $    8,322(4)          $ 29,066
     Spain                         $ 75,553              $   71,035             $ 51,020
     Sweden                        $ 35,257              $   42,428             $ 24,633
     Switzerland                   $ 76,274              $   69,813             $ 61,178
     Taiwan                             N/A              $    9,318(5)          $131,529
     United Kingdom                $200,033              $  226,121             $210,427

     _____________________
(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(3)  The fund commenced operations on October 26, 2001
(4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Sub-Administrator. Morgan Stanley & Co. Incorporated provides certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to 0.05% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

For sub-administrative services, the Administrator paid or accrued the following fees to the Sub-Administrator and its affiliates:

                              Fiscal Year Ended        Fiscal Year Ended          Fiscal Year Ended
     Index Fund                August 31, 1999          August 31, 2000            August 31, 2001
     ----------------------------------------------------------------------------------------------
     Australia                     $ 25,114                 $ 30,652                    $ 27,308
     Austria                       $  5,023                 $  5,555                    $  5,505
     Belgium                       $  8,316                 $  6,385                    $  5,379
     Brazil                             N/A                 $  1,636(1)                 $  8,220
     Canada                        $  6,149                 $  7,050                    $ 10,535
     EMU                                N/A                 $  2,004(2)                 $ 28,644
     France                        $ 25,442                 $ 44,197                    $ 38,617
     Germany                       $ 40,722                 $ 80,143                    $ 73,466
     Hong Kong                     $ 36,568                 $ 40,420                    $ 32,659
     Italy                         $ 34,499                 $ 31,093                    $ 21,931
     Japan                         $202,974                 $432,336                    $313,575
     Malaysia                      $ 32,737                 $ 53,762                    $ 42,608
     Mexico                        $  7,224                 $ 13,186                    $ 19,461
     Netherlands                   $ 12,596                 $ 13,362                    $ 16,203
     Pacific ex-Japan(3)                N/A                      N/A                         N/A
     Singapore                     $ 47,270                 $ 52,989                    $ 32,781
     South Korea                        N/A                 $  2,774(4)                 $  9,676
     Spain                         $ 17,198                 $ 20,513                    $ 16,990
     Sweden                        $  8,027                 $ 12,361                    $  8,205
     Switzerland                   $ 17,363                 $ 20,057                    $ 20,372
     Taiwan                             N/A                 $  3,106(5)                 $ 43,778
     United Kingdom                $ 45,546                 $ 65,478                    $ 70,067

     _____________________
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The fund commenced operations on October 26, 2001.
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.


Distributor. Effective March 28, 2000, SEI Investments Distribution Co. became the principal underwriter and distributor of iShares. The Distributor's principal offices are located at One Freedom Valley Drive, Oaks, PA 19456. Investor information can be obtained by calling 1-800-iShares (1-800-474-2737). The Distributor has entered into an agreement with the Company which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares.


iShares will be continuously offered for sale by the Company through the Distributor only in Creation Units, as described below under "Purchase and Issuance of iShares in Creation Units." iShares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor will deliver a prospectus to persons purchasing iShares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. SEI Investments Distribution Co. as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.

To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services, they provide, including for example, advertising, sales and marketing expenses, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for each Index Fund other than the iShares MSCI Pacific ex-Japan Index Fund, the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Index Fund at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of such Index Fund. From time to time the Distributor may waive all or a portion of these fees.

The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Index Fund other than the iShares MSCI Pacific ex-Japan Index Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Index Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Index Fund to which it applies, by a vote of a majority of the outstanding voting securities of such Index Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more Index Fund to which it applies, it may continue in effect with respect to any Index Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.


The distribution fees payable under the 12b-1 Plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently 0.02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of 0.035% of the Company's average daily net assets attributed to the Company's original 17 Index Funds; and reimbursements of expenses incurred by the distributor and other persons (principally the Advisor) in connection with the distribution of the Company's shares.


In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund to which such fees apply, at the annual rate of up to 0.25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Index Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As principal underwriter and distributor of iShares, SEI received the following amounts pursuant to the Plan:

                               March 28, 2000
                                   through             Fiscal Year Ended
Index Fund                     August 31, 2000          August 31, 2001
-------------------------------------------------------------------------
Australia                         $ 66,338                 $  136,549
Austria                           $ 11,546                 $   27,523
Belgium                           $ 14,060                 $   26,887
Brazil                            $  8,179(1)              $   41,100
Canada                            $ 18,702                 $   52,667
EMU                               $ 10,021(2)              $  143,207
France                            $101,660                 $  193,060
Germany                           $192,778                 $  367,265
Hong Kong                         $ 83,315                 $  163,260
Italy                             $ 72,173                 $  109,650
Japan                             $929,584                 $1,568,286
Malaysia                          $118,841                 $  213,047
Mexico                            $ 30,779                 $   97,341
Netherlands                       $ 27,343                 $   81,006
Pacific ex-Japan(3)                    N/A                        N/A
Singapore                         $100,657                 $  163,869
South Korea                       $ 13,870(4)              $   48,377
Spain                             $ 46,035                 $   84,938
Sweden                            $ 28,601                 $   41,017
Switzerland                       $ 44,744                 $  101,847
Taiwan                            $ 15,531(5)              $  218,895
United Kingdom                    $156,078                 $  350,308

     _____________________
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The Index Fund does not pay Rule 12b-1 fees.
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.


In the aggregate, the Distributor received $2,090,825 and $4,230,099, respectively, for the period March 29, 2000 to August 31, 2000 and the fiscal year ended August 31, 2001 from the Index Funds pursuant to the Plan, retaining $167,266 and $338,392, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the Index Funds, which the Distributor received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the period March 26, 2000 to August 31, 2000 and the fiscal year ended August 31, 2001, the Distributor paid $402,423 and $768,927; $411,034 and $2,351,571; $824,050 and $242,760; and
$286,052 and $528,449, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses, (3) compensation to broker-dealers for distribution assistance, and (4) fees paid to the Company's marketing and sales consultant, respectively, which amounts were allocated to payments made under the Plan by each Index Fund based on its average daily net assets for the period .

Prior to March 29, 2000, Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, MA 02109 served as the principle underwriter distributor of iShares. FDI received or accrued the following amounts pursuant to the Plan:

                                                       September 1, 1999
                               Fiscal Year Ended               to
Index Fund                      August 31, 1999          March 28, 2000
---------------------------------------------------------------------------
Australia                         $100,454                     69,538
Austria                           $ 20,091                     12,982
Belgium                           $ 33,264                     14,290
Canada                            $ 24,597                     13,240

France                            $101,768                     95,459
Germany                           $162,890                    166,348
Hong Kong                         $146,272                     95,027
Italy                             $137,994                     66,635
Japan                             $811,896                    985,679
Malaysia                          $130,950                    119,977
Mexico                            $ 28,898                     28,127
Netherlands                       $ 50,383                     31,576
Singapore                         $189,081                    131,430
Spain                             $ 68,791                     45,226
Sweden                            $ 32,110                     26,562
Switzerland                       $ 69,451                     44,434
United Kingdom                    $182,183                    137,048

In the aggregate, FDI received $2,291,073 and $2,083,576 for the fiscal years ended August 31, 1999 and the period September 1, 1999 to March 28, 2000, respectively, from the Index Funds pursuant to the Plan, retaining $229,107 and $2,084, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the Index Funds, which FDI received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the fiscal years ended August 31, 1999 and the period September 1, 1999 to March 28, 2000, FDI paid $1,553,929 and $1,526,358;
$347,662 and $381,537; and $160,375 and $173,388, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and
(3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each Index Fund based on its average daily net assets for the period.


Custodian and Lending Agent. JPMorgan Chase Bank ("JPMorgan Chase") serves as the Custodian for the cash and portfolio securities of each Index Fund pursuant to a Custodian Agreement between JPMorgan Chase and the Company and as Lending Agent for each Index Fund. As Lending Agent, JPMorgan Chase causes the delivery of loaned securities from the Company to borrowers, arranges for the return of loaned securities to the Company at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. JPMorgan Chase may from time to time reimburse expenses to one or more Index Funds. JPMorgan Chase, as Custodian and Lending Agent, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of JPMorgan Chase is One Pierrepont Plaza, Brooklyn, New York, 11201.


For its custody services to each Index Fund, JPMorgan Chase has been paid since February 1, 2000 per annum fees based on the aggregate net assets of the Index Funds as follows: Australia Index Fund (0.05%); Austria Index Fund (0.06%); Belgium Index Fund (0.05%); Brazil Index Fund (0.20%); Canada Index Fund (0.02%); EMU Index Fund (a fee based on the aggregate net assets of each of the EMU Index Fund's investments in Austria, Belgium, France, Germany, Italy, Netherlands, Portugal and Spain at the fees applicable to the Index Funds corresponding to these countries, plus Finland (0.06%), Ireland (0.06%) and Portugal (0.20%)); France Index Fund (0.05%); Germany Index Fund (0.04%); Hong Kong Index Fund (0.04%); Italy Index Fund (0.05%); Japan Index Fund (.026%); Malaysia Index Fund (0.07%); Mexico Index Fund (0.15%); Netherlands Index Fund (0.04%); Pacific ex-Japan Index Fund (a fee based on the aggregate net assets of each of the Pacific ex-Japan Index Fund's investments in Australia, Hong Kong, New Zealand and Singapore at the fees applicable to the Index Funds corresponding to these countries, plus New Zealand (0.04%)); Singapore Index Fund (0.05%); South Korea Index Fund (0.15%); Spain Index Fund (0.05%); Sweden Index Fund (0.05%); Switzerland Index Fund (0.05%); Taiwan Index Fund (0.20%); and United Kingdom Index Fund (0.01%). As remuneration for its services in connection with lending portfolio securities of the Index Funds, JPMorgan Chase is paid by the Company, in respect of each Index Fund, 40% of the net investment income earned on the collateral for securities loaned.

Transfer Agent. PFPC Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Company. The Transfer Agent has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the

Company. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.

BROKERAGE ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisor looks for prompt execution of the order at a favorable price. Generally, the Advisor works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Index Fund is investment performance that corresponds to that of an index, the Advisor does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

Subject to allocating brokerage to receive a favorable price and prompt execution, the Advisor may select brokers who are willing to provide payments to third party service suppliers to an Index Fund, to reduce expenses of the Index Fund.

The Advisor assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Advisor, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Index Fund is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


For the fiscal year ended August 31, 2001, the Company paid $1,411,523 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Company due to the Company Secretary's position as a Managing Director of MS&Co. During the fiscal years ended August 31, 2001, 2000 and 1999, the Company paid brokerage commissions to MS&Co. in amounts of $201,691, $229,929 and $40,364, respectively (or 14.3%, 12.9% and 5.7%, respectively, of the aggregate brokerage commissions paid in those years).

ADDITIONAL INFORMATION CONCERNING iSHARES


Capital Stock.  The Company currently is comprised of 22 series of shares of
-------------
common stock, par value $0.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, and the iShares MSCI United Kingdom Index Fund. Each Index Fund has been issued as a separate class of capital stock. In addition to the 22 Index Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, seven additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation provide that the shares of each series of common stock of the Company are redeemable, at net asset value, at the option of the Company, in whole or any part, on such terms as the Board of Directors may by resolution approve, without the consent of the holders thereof.


Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Index Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Index Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund,
127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Index Fund, and in the net distributable assets of such Index Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.


Each iShares has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Fund it will be voted on only by that Index Fund and if a matter affects a particular Index Fund differently from other Index Funds, that Index Fund will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Index Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.


The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive annually notification as to the tax status of the Company's distributions.

Stockholder inquiries may be made by writing to the Company, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

Book Entry Only System.  DTC acts as securities depositary for iShares. iShares
----------------------
of each Index Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for iShares.

DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.


Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.


Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

PURCHASE AND REDEMPTION OF iSHARES


Creation Units. The Company issues and redeems iShares of each Index Fund only in aggregations of iShares specified for each Index Fund. The following table sets forth the number of iShares of an Index Fund that constitute a Creation Unit for such Index Fund and the value of such Creation Unit at October 31, 2001:

                                                   Value Per
                                   iShares Per      Creation
           Index Fund             Creation Unit   Unit ($U.S.)
---------------------------------------------------------------
     Australia                       200,000       $1,763,470
     Austria                         100,000       $  683,296
     Belgium                          40,000       $  421,629
     Brazil                           50,000       $  486,647
     Canada                          100,000       $  980,998
     EMU                              50,000       $2,584,580
     France                          200,000       $3,556,990
     Germany                         300,000       $3,966,323
     Hong Kong                        75,000       $  598,047
     Italy                           150,000       $2,351,985
     Japan                           600,000       $5,031,557
     Malaysia                         75,000       $  340,156
     Mexico                          100,000       $1,327,601
     Netherlands                      50,000       $  806,883
     Pacific ex-Japan                100,000       $4,948,475
     Singapore                       100,000       $  438,306
     South Korea                      50,000       $  643,493
     Spain                            75,000       $1,463,828
     Sweden                           75,000       $  873,700
     Switzerland                     125,000       $1,521,015
     Taiwan                           50,000       $  383,569
     United Kingdom                  200,000       $2,856,658

See "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Index Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Units.

General. The Company issues and sells iShares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.


A "Business Day" with respect to each Index Fund is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to such Index Fund are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Index Fund are set forth in Appendix A to this SAI.

Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of an Index Fund (except for the iShares MSCI Brazil, Malaysia, South Korea and Taiwan Index Funds, which are currently offered, in their iShares

Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Index Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any Index Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Index Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.


The Advisor makes available through the National Securities Clearing Corporation ("NSCC") on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Index Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Index Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Index Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Index Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Index Fund, or resulting from stock splits and other corporate actions.


In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding iShares of each Index Fund, will be made available.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time (except for the Malaysia, South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time) on the relevant Business Day. The Distributor shall cause the Advisor and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Index Fund, the Custodian shall cause the subcustodian of the Index Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.


Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the particular form required by the individual Authorized Participant.


Timing of Submission of Creation Unit Purchase Orders and Redemption Requests. Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Index Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be accepted or processed at the net asset value determined on the date of such submission. The purchase order or redemption request, if accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.


Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.


Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance of a Creation Unit of iShares of the Index Fund, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Index Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Index Fund; (b) the Deposit Securities delivered are not as specified by the Advisor, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the

Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.


Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of an Index Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Advisor shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit of iShares.


To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 125% of the value of the missing Deposit Securities in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.


Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for an Index Fund (Creation Units of the Brazil, Malaysia, South Korea and Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of an Index Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Index Fund for brokerage and market impact expenses relating to investing in portfolios securities.
Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                                                   Maximum Additional
                          In-kind and cash        Variable Charge for
      Index Fund              purchases             Cash Purchases*
      --------------------------------------------------------------
       Australia               $2,400                    0.60%
       Austria                 $1,200                    0.67%
       Belgium                 $1,500                    0.30%
       Brazil                  $4,100                      **
       Canada                  $3,300                    0.30%
       EMU                     $8,000                    1.05%
       France                  $2,900                    0.25%
       Germany                 $2,500                    0.25%
       Hong Kong               $2,900                    0.60%
       Italy                   $2,200                    0.30%
       Japan                   $8,300                    0.15%
       Malaysia                $5,500                      **
       Mexico                  $1,400                    0.50%
       Netherlands             $2,000                    0.25%
       Pacific ex-Japan        $7,200                    1.80%
       Singapore               $2,200                    1.60%
       South Korea             $4,200                      **
       Spain                   $2,300                    0.25%
       Sweden                  $2,200                    0.30%
       Switzerland             $2,600                    0.40%
       Taiwan                  $6,200                      **
       United Kingdom          $5,100                    0.25%

       *     As a percentage of the value of amount invested.
       ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.


Example. A hypothetical example of the costs of creating a Creation Unit of iShares of the Japan Index Fund is set forth below for illustrative purposes only. The exchange rate reflected in the table is 122.405 per US$1.

                       Unit Creation Calculation in     Unit Creation Calculation in     Daily NAV Calculation in
                               Japanese Yen                 United States Dollars          United States Dollars
                    -----------------------------------------------------------------------------------------------
Execution                       612,808,147                        5,006,398                    5,006,398
Commissions                         306,380                            2,503                          N/A
Stamp Taxes                               0                                0                          N/A
Risk Premium                              0                                0                          N/A
Accrued Income                    3,079,587                           25,159                       25,159
Creation Charge                   1,015,962                            8,300                          N/A
iShares Unit Value              617,210,076                        5,042,360                    5,031,557
Per iShares                                                             8.40                         8.39
Shares                              600,000

See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for iShares.


Redemption of iShares in Creation Units.  iShares may be redeemed only in
------------------------------------------
Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a

Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.


With respect to each Index Fund (other than the Brazil, Malaysia, South Korea and Taiwan Index Funds, which currently redeem Creation Units of iShares solely for cash) the Advisor makes available through the NSCC immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for an Index Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Advisor through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Index Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

                                                Additional variable
                         In-kind and cash         charge for cash
     Index Fund             Redemptions             redemptions*
     ----------------------------------------------------------------
       Australia               $2,400                     0.60%
       Austria                 $1,200                     0.67%
       Belgium                 $1,500                     0.30%
       Brazil                  $4,100                       **
       Canada                  $3,300                     0.30%
       EMU                     $8,000                     1.05%
       France                  $2,900                     0.25%
       Germany                 $2,500                     0.25%
       Hong Kong               $2,900                     0.60%
       Italy                   $2,200                     0.30%
       Japan                   $8,300                     0.40%
       Malaysia                $5,500                       **
       Mexico                  $1,400                     0.50%
       Netherlands             $2,000                     0.25%
       Pacific ex-Japan        $7,200                     1.50%
       Singapore               $2,200                     1.30%
       South Korea             $4,200                       **
       Spain                   $2,300                     0.45%
       Sweden                  $2,200                     0.30%
       Switzerland             $2,600                     0.40%
       Taiwan                  $6,200                       **
       United Kingdom          $5,100                     0.75%

       *   As a percentage of the value of amount invested.
       ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

Redemption requests in respect of Creation Units of any Index Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time (except for the Malaysia, South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time). Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.


The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.


A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 2:00 p.m. on the AMEX business day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.


Deliveries of redemption proceeds by the Index Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to an Index Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Index Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of iShares of the relevant Index Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Index Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.


Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Brazil, Malaysia, South Korea and Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).


To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Company, at or prior to 2:00 p.m. on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing iShares in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the Portfolio Securities of an Index Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Index Fund, stockholders may not be able to redeem their shares of such Index Fund, or to purchase or sell iShares on the AMEX, on days when the net asset value of such Index Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Index Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Index Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.


Determining Net Asset Value. Net asset value per share for each Index Fund is computed by dividing the value of the net assets of such Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except in the case of the iShares MSCI Brazil, Malaysia, South Korea and Taiwan Index Funds, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset value of each of the iShares MSCI Malaysia, South Korea and Taiwan Index Funds is determined as of 8:30 a.m. (Eastern time) on each day that the NYSE is open. The net asset value of the iShares MSCI Brazil Index Fund is determined as of 5:00 p.m. (Eastern time) on each day that the NYSE is open. The Company may establish additional times for the computation of net asset value of one or more Index Funds in the future in connection with the possible future trading of iShares of such Index Funds on one or more foreign exchanges.


Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Index Funds. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time. However, the Company may use a different rate from the rate used by MSCI in the event the Advisor concludes that such rate is more appropriate and, as of the date of this SAI, is using a different rate than the MSCI in computing the net asset value of the iShares MSCI Malaysia Index Fund. Any such use of a different rate than MSCI may adversely affect an Index Fund's ability to track its benchmark MSCI Index.

Continuous Offering. The method by which Creation Units of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of iShares are issued and sold by the Company on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent iShares, and sells some or all of the iShares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Company has, however, applied to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary iShares secondary market transactions under certain circumstances, on the condition that iShares purchasers are provided with a iShares product description. If the SEC granted the Company this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to iShares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national exchange member in connection with a sale on the national exchange is satisfied by the fact that the Index Fund's prospectus is available at the national exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national exchange and not with respect to "upstairs" transactions. Foreign brokers are advised that it has been the SEC's policy for many years that sales of open-end investment companies that register with the SEC (such as the Fund) be sold in accordance with the requirements of United States law, except that in the case of a conflict with specifically applicable foreign law, the foreign law generally would be considered controlling.

TAXES

The Company on behalf of each Index Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Index Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Index Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of iShares in Creation Units."

Each Index Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

Each Index Fund may be subject to foreign income taxes withheld at source. Each Index Fund will elect to "pass through" to its investors the amount of foreign income taxes paid by the Index Fund provided that the investor held the Index Fund, and the Index Fund held the security, on the dividend settlement date and for at least fourteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Index Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Index Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Index Fund and (ii) the portion of any dividend paid by the Index Fund which represents income derived from foreign sources; the Index Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Index Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Index Fund's foreign income taxes. Taxes other than foreign income taxes, including any profits levy payable by the iShares Malaysia Index Fund, are not passed through to you in this way.

If any Index Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Index Fund will be subject to one of the following special tax regimes: (i) the Index Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Index Fund as a dividend to its shareholders; (ii) if the Index Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Index Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Index Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Index Fund or (iii) the Index Fund is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

An Index Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Index Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

An investor in an Index Fund that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to adverse U.S. tax consequences. For example, dividends paid out of an Index Fund's investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in an Index Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PERFORMANCE INFORMATION

The performance of the Index Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in an Index Fund over periods of 1, 5 and 10 years (or the life of an Index Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Index Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


Total return is calculated according to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period). The total returns for the period March 6, 1996 (commencement of operations for the initial Index Funds) to August 31, 1996 (not annualized), for the fiscal year ended August 31, 2001 and for the five year period ended August 31, 2001 for each Index Fund were:

                      One Year Ended      Five Years Ended      Inception* through
      Index Fund      August 31, 2001     August 31, 2001         August 31, 2001
     ------------------------------------------------------------------------------
      Australia           (4.77)%                0.91%                  1.54%
      Austria               8.41%              (2.89)%                (3.26)%
      Belgium             (8.72)%                3.07%                  3.72%
      Brazil             (38.52)%                 N/A                (36.31)%(1)
      Canada             (34.95)%                8.87%                  8.96%
      EMU                (24.51)%                 N/A                (26.58)%(2)
      France             (25.86)%               11.72%                 11.63%
      Germany            (24.87)%                5.72%                  5.97%
      Hong Kong          (30.88)%              (4.02)%                (3.11)%
      Italy              (18.61)%               12.06%                 11.77%
      Japan              (34.37)%              (7.92)%                (7.79)%
      Malaysia           (13.22)%             (15.86)%               (13.93)%
      Mexico              (7.02)%                8.47%                 10.65%
      Netherlands        (19.83)%                5.87%                  7.41%
      Pacific ex-Japan    N/A(3)               N/A(3)                 N/A(3)
      Singapore          (27.89)%             (12.41)%               (12.51)%
      South Korea        (26.49)%                 N/A                (27.45)%(4)
      Spain              (11.17)%               12.78%                 13.27%
      Sweden             (46.99)%                4.83%                  6.95%


      Switzerland        (16.08)%                4.20%                  4.31%
      Taiwan             (45.09)%                 N/A                (45.51)%(5)
      United Kingdom     (16.20)%                7.06%                  8.36%

   _________________________
    * Unless otherwise noted, each Index Fund commenced operations on March 6, 1996.
   (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
   (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
   (3)  The Fund commenced operations on October 26, 2001.
   (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
   (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.



Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in an Index Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of an Index Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)6-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in an Index Fund during the particular time period on which the calculations are based. Such quotations for an Index Fund will vary based on changes in market conditions and the level of such Index Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner.
Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

      .  Dow Jones Industrial Average
      .  Consumer Price Index
      . Standard & Poor's 500 Composite Stock Price Index (S&P 500) . NASDAQ OTC Composite Index
      .  NASDAQ Industrials Index
      . International Finance Corporation's (Global) Composite and (Investable) Composite Indices
      .  Morgan Stanley Capital International Indices
      .  NASDAQ Composite Index
      .  Wilshire 5000 Stock Index

In addition, the Company from time to time may compare the results of each Index Fund to the following national benchmarks:

               COUNTRY           NATIONAL INDEX
           -----------------------------------------
           Australia          All Ordinaries
           Austria            Vienna Stock Exchange
           Brazil             Sao Paulo Bovespa
           Belgium            Brussels Stock Exchange
           Canada             Toronto 300
           EMU                Euro Stoxx 50
           France             CAC 40
           Germany            DAX
           Hong Kong          Hang Seng
           Italy              BCI
           Japan              Nikkei 225
           Malaysia           KLSE
           Mexico             IPC
           Netherlands        CBS All Share
           New Zealand        NZSE 40
           Singapore          SES All
           South Korea        Composite
           Spain              MA Madrid Index
           Sweden             Aff. General
           Switzerland        Swiss Market Index
           Taiwan             TWSE
           U.K.               FTSE 100

From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results.

Evaluation of Company performance of the Index Funds or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.

CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices.

Forbes, a national business publication that from time to time reports the performance of specific investment companies.

Fortune, a national business publication that periodically rates the performance of a variety of investment companies.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

The New York Times, a nationally distributed newspaper that regularly covers financial news.

Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

COUNSEL AND INDEPENDENT AUDITORS


Counsel.  Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are
-------
counsel to the Company and has passed upon the validity of the Company's shares.


Independent Auditors.  Ernst & Young LLP, 787 Seventh Avenue, New York, New York
--------------------
10019, resigned on April 10, 2001 as independent auditors of the Company due to the new SEC independence requirements. PriceWaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, currently serve as the independent auditors of the Company.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended August 31, 2001 (the "2001 Annual Report") are incorporated in this SAI by reference. No other parts of the 2001 Annual Report are incorporated by reference herein. The financial statements included in the 2001 Annual Report have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon is incorporated herein by reference. Additional copies of the 2001 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-iShares (1-800-474-2737).

                                                                      APPENDIX A

The Company intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each Index Fund, except as discussed below. The ability of the Company to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three New York business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some Index Fund, in certain circumstances, during the calendar year 2002. The holidays applicable to each Index Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Index Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

     iSHARES MSCI AUSTRALIA INDEX FUND

     Regular Holidays. The regular Australian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day              January 1, 2002
                  Australia Day              January 28, 2002
                  Good Friday                  March 29, 2002
                  Easter Monday                 April 1, 2002
                  Anzac Day                    April 25, 2002
                  Queen's Birthday              June 10, 2002
                  Labour Day                  October 7, 2002
                  Christmas Day             December 25, 2002
                  Boxing Day                December 26, 2002

     Redemption. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

     iSHARES MSCI AUSTRIA INDEX FUND

     Regular Holidays. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                   January 1, 2002
                  Easter Monday                      April 1, 2002
                  Labour Day                           May 1, 2002
                  Ascension Day                        May 9, 2002
                  Whit Monday                         May 20, 2002
                  Corpus Christi                      May 30, 2002
                  Assumption Day                   August 15, 2002
                  National Holiday                October 26, 2002
                  All Saints Day                  November 1, 2002
                  Christmas Eve                  December 24, 2002
                  Christmas Day                  December 25, 2002
                  St. Stephen's Day              December 26, 2002

Redemption. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2002):

                                      Redemption            Redemption
Date             Holiday           Request Date (R)       Settlement Date        Settlement Period
----             -------           ----------------       ---------------        -----------------
  12/24/02     Christmas Eve               12/19/02             12/27/02                R+8
  12/25/02     Christmas Day               12/20/02             12/30/02                R+10
  12/26/02     St. Stephen's Day           12/23/02             12/31/02                R+8

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Austria Index Fund.

iSHARES MSCI BELGIUM INDEX FUND

Regular Holidays. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                   January 1, 2002
                  Easter Monday                      April 1, 2002
                  Labour Day                           May 1, 2002
                  Ascension Day                        May 9, 2002
                  Whit Monday                         May 20, 2002
                  Assumption Day                   August 15, 2002
                  All Saints Day                  November 1, 2002
                  Christmas Day                  December 25, 2002
                  Boxing Day                     December 26, 2002

Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI BRAZIL INDEX FUND

Regular Holidays. The regular Brazilian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                            January 1, 2002
                  Carnival Monday                         February 11, 2002
                  Carnival Tuesday                        February 12, 2002
                  Good Friday                                March 29, 2002
                  Labour Day                                    May 1, 2002
                  Corpus Christi                               May 30, 2002
                  Independence Day                        September 7, 2002
                  Day of Our Lady Aparecida                October 12, 2002
                  All Souls Day                            November 2, 2002
                  Proclamation of the Republic            November 15, 2002
                  Christmas Eve                           December 24, 2002
                  Christmas Day                           December 25, 2002

Redemption. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002:

iSHARES MSCI CANADA INDEX FUND

Regular Holidays. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                      January 1, 2002
                  Good Friday                          March 29, 2002
                  Victoria Day                           May 20, 2002
                  Canada Day Observed                    July 1, 2002
                  Civic Holiday                        August 5, 2002
                  Labour Day                        September 2, 2002
                  Thanksgiving Day                   October 14, 2002
                  Remembrance Day Observed          November 11, 2002
                  Christmas Day                     December 25, 2002
                  Boxing Day                        December 26, 2002

Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI EMU INDEX FUND

Regular Holidays. The dates in the calendar year 2002 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

Austria
       January 1, 2002                          May 30, 2002                      December 25, 2002
       April 1, 2002                            August 15, 2002                   December 26, 2002
       May 1, 2002                              October 26, 2002                  December 31, 2002
       May 9, 2002                              November 1, 2002
       May 20, 2002                             December 24, 2002

Belgium
       January 1, 2002                          May 20, 2002                      December 26, 2002
       April 1, 2002                            August 15, 2002                   December 31, 2002
       May 1, 2002                              November 1, 2002
       May 9, 2002                              December 25, 2002

Finland
       January 1, 2002                          May 9, 2002                       December 25, 2002
       March 29, 2002                           June 22, 2002                     December 26, 2002
       April 1, 2002                            December 6, 2002
       May 1, 2002                              December 24, 2002

France
       January 1, 2002                          May 9, 2002                       November 11, 2002
       April 1, 2002                            May 20, 2002                      December 25, 2002
       May 1, 2002                              August 15, 2002
       May 8, 2002                              November 1, 2002

Germany
       January 1, 2002                          May 20, 2002                      December 25, 2002
       March 29, 2002                           May 30, 2002                      December 26, 2002
       April 1, 2002                            October 3, 2002                   December 31, 2002
       May 1, 2002                              November 1, 2002
       May 9, 2002                              December 24, 2002

Greece
       January 1, 2002                          May 3, 2002                       October 28, 2002
       March 18, 2002                           May 6, 2002                       December 25, 2002
       March 25, 2002                           June 24, 2002                     December 26, 2002
       May 1, 2002                              August 15, 2002

Ireland
       January 1, 2002                          May 6, 2002                       October 28, 2002
       March 29, 2002                           June 3, 2002                      December 25, 2002
       April 1, 2002                            August 5, 2002                    December 26, 2002

Italy
       January 1, 2002                          April 25, 2002                    December 25, 2002
       April 1, 2002                            May 1, 2002                       December 26, 2002

Netherlands
       January 1, 2002                          April 30, 2002                    December 25, 2002
       March 29, 2002                           May 9, 2002                       December 26, 2002
       April 1, 2002                            May 20, 2002

Portugal
       January 1, 2002                          May 1, 2002                       December 24, 2002
       February 12, 2002                        May 30, 2002                      December 25, 2002
       March 29, 2002                           June 10, 2002                     December 26, 2002
       April 1, 2002                            August 15, 2002
       April 25, 2002                           November 1, 2002

Spain
       January 1, 2002                          May 1, 2002                       December 25, 2002
       March 29, 2002                           October 12, 2002                  December 26, 2002
       April 1, 2002                            November 1, 2002

Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2002). The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the calendar year 2002, the dates of the regular holidays affecting the German securities markets present the worst-case redemption cycle for the iShares MSCI EMU Index Fund as follows:

                                      Redemption            Redemption
Date                Holiday         Request Date (R)       Settlement Date     Settlement Period
----                -------         ----------------       ---------------     -----------------
  12/24/02        Christmas Eve          12/19/02             12/27/02                R+8
  12/25/02        Christmas Day          12/20/02             12/30/02                R+10
  12/26/02        St. Stephen's Day      12/23/02             12/31/02                R+8

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI EMU Index Fund.

iSHARES MSCI FRANCE INDEX FUND

Regular Holidays. The regular French holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day          January 1, 2002
                  Easter Monday             April 1, 2002
                  Labour Day                  May 1, 2002
                  Victory Day                 May 8, 2002
                  Ascension Day               May 9, 2002
                  Whit Monday                May 20, 2002
                  All Saints Day         November 1, 2002
                  Armistice Day         November 11, 2002
                  Christmas Day         December 25, 2002

                  Boxing Day            December 26, 2002

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI GERMANY INDEX FUND

Regular Holidays. The regular German holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day           January 1, 2002
                  Good Friday               March 29, 2002
                  Easter Monday              April 1, 2002
                  Labour Day                   May 1, 2002
                  Ascension Day                May 9, 2002
                  Pentecost Monday            May 20, 2002
                  Corpus Christi Day          May 30, 2002
                  Day of German Unity      October 3, 2002
                  All Saint's Day         November 1, 2002
                  Christmas Eve          December 24, 2002
                  Christmas Day          December 25, 2002
                  St. Stephen's Day      December 26, 2002
                  New Year's Eve         December 31, 2002

Redemption. A redemption request over the following German holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holiday fall in the calendar year 2002):

                                            Redemption           Redemption
Date                Holiday              Request Date (R)      Settlement Date   Settlement Period
----                -------              ----------------      ---------------   -----------------
  12/24/02       Christmas Eve                12/19/02             12/27/02           R+8
  12/25/02       Christmas Day                12/20/02             12/30/02           R+10
  12/26/02       St. Stephen's Day            12/23/02             01/02/03           R+10

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Germany Index Fund.

iSHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                             January 1, 2002
                  Lunar New Year                           February 12, 2002
                  Lunar New Year                           February 13, 2002
                  Lunar New Year                           February 14, 2002
                  Good Friday                                 March 29, 2002
                  Easter Monday                                April 1, 2002
                  Ching Ming Festival                          April 5, 2002
                  Labour Day                                     May 1, 2002
                  Buddha's Birthday                             May 20, 2002
                  Tuen Ng Festival                             June 15, 2002
                  SAR Establishment Day Observed                July 1, 2002
                  Day following Mid-Autumn Festival       September 21, 2002
                  Chinese National Day                       October 1, 2002
                  Chung Yeung Festival                      October 14, 2002
                  Christmas Day                            December 25, 2002
                  Christmas Holiday                        December 26, 2002

Redemption. A redemption request over the following Hong Kong holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2002):

                                       Redemption         Redemption
Date                Holiday         Request Date (R)    Settlement Date     Settlement Period
----                -------         ----------------    ---------------     -----------------
   2/12/02       Lunar New Year          2/7/02               2/15/02           R+8
   2/13/02       Lunar New Year          2/8/02               2/18/02           R+10
   2/14/02       Lunar New Year          2/11/02              2/19/02           R+8

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Hong Kong Index Fund.

iSHARES MSCI ITALY INDEX FUND


Regular Holidays. The regular Italian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day           January 1, 2002
                  Easter Monday              April 1, 2002
                  Liberation Day            April 25, 2002
                  Labour Day                   May 1, 2002
                  Christmas Day          December 25, 2002
                  St. Stephen's Day      December 26, 2002

Redemption. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI JAPAN INDEX FUND

Regular Holidays. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:



                  New Year's Day                             January 1, 2002
                  Bank Holiday                               January 2, 2002
                  Bank Holiday                               January 3, 2002
                  Coming of Age Day                         January 14, 2002
                  National Foundation Day Observed         February 11, 2002
                  Vernal Equinox Day                          March 21, 2002
                  Greenery Day Observed                       April 29, 2002
                  Constitution Memorial Day                      May 3, 2002
                  National Holiday                               May 4, 2002
                  Children's Day                                 May 6, 2002
                  Respect for the Aged Day                September 16, 2002
                  Autumnal Equinox Day Observed           September 23, 2002
                  Health-Sports Day                         October 14, 2002
                  National Culture Day                      November 4, 2002
                  Labour Thanksgiving Day                  November 23, 2002
                  Emperor's Birthday Observed              December 23, 2002
                  Exchange Holiday                         December 31, 2002

Redemption. The Company is not aware of a redemption request over any Japanese holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI MALAYSIA INDEX FUND

Regular Holidays. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                      January 1, 2002
                  Federal Territory Day              February 1, 2002
                  Chinese New Year                  February 12, 2002
                  Chinese New Year                  February 13, 2002
                  Hari Raya Haji                    February 23, 2002
                  Awal Muharram                        March 15, 2002
                  Labour Day                              May 1, 2002
                  Nabi Muhammad                          May 25, 2002
                  Wesak Day                              May 26, 2002
                  Deepavali                          November 4, 2002
                  Hari Raya Puasa                  December 6&7, 2002
                  Christmas Day                     December 25, 2002

Redemptions. The Company is not aware of a redemption request over any Malaysian holidays that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI MEXICO INDEX FUND

Regular Holidays. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                      January 1, 2002
                  Constitution Day                   February 5, 2002
                  Juarez's Birthday                    March 21, 2002
                  Holy Thursday                        March 28, 2002
                  Good Friday                          March 29, 2002
                  Labour Day                              May 1, 2002
                  Independence Day                 September 16, 2002
                  Revolution Day                    November 20, 2002
                  Our Lady of Guadalupe Day         December 12, 2002
                  Christmas Day                     December 25, 2002

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                      January 1, 2002
                  Good Friday                          March 29, 2002
                  Easter Monday                         April 1, 2002
                  Queen's Birthday                     April 30, 2002
                  Ascension Day                           May 9, 2002
                  Whit Monday                            May 20, 2002
                  Christmas Day                     December 25, 2002
                  Boxing Day                        December 26, 2002

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI PACIFIC EX JAPAN INDEX FUND

Regular Holidays. The dates in the calendar year 2002 on which the regular Australian, Hong Kong, New Zealand and Singaporean holidays affecting the relevant securities markets fall are as follows:

Australia
January 1, 2002                               April 1, 2002                     October 7, 2002
January 28, 2002                              April 25, 2002                    December 25, 2002
March 29, 2002                                June 10, 2002                     December 26, 2002

Hong Kong
January 1, 2002                               April 5, 2002                     October 1, 2002
February 12, 2002                             May 1, 2002                       October 14, 2002
February 13, 2002                             May 20, 2002                      December 25, 2002
February 14, 2002                             June 15, 2002                     December 26, 2002
March 29, 2002                                July 1, 2002
April 1, 2002                                 September 21, 2002

New Zealand
January 1, 2002                               March 29, 2002                    October 28, 2002
January 2, 2002                               April 1, 2002                     December 25, 2002
January 28, 2002                              April 25, 2002                    December 26, 2002
February 6, 2002                              June 3, 2002

Singapore
January 1, 2002                               May 1, 2002                       December 6, 2002
February 12, 2002                             May 27, 2002                      December 25, 2002
February 13, 2002                             August 9, 2002
March 29, 2002                                November 4, 2002

Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2002). The longest redemption cycle for the iShares MSCI Pacific Ex Japan Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the calendar year 2002, the dates of the regular holidays affecting the Hong Kong securities markets present the worst-case redemption cycle for the iShares MSCI Pacific Ex Japan Index Fund as follows:

                                            Redemption         Redemption
Date                 Holiday             Request Date (R)   Settlement Date     Settlement Period
----                 -------             ----------------   ---------------     -----------------
  2/12/02         Lunar New Year               2/7/02              2/15/02             R+8
  2/13/02         Lunar New Year               2/8/02              2/18/02             R+10
  2/14/02         Lunar New Year               2/11/02             2/19/02             R+8
  12/25/02        Christmas Day               12/20/02             12/30/02            R+10
  12/26/02        Christmas Holiday           12/23/02             12/31/02            R+8

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Pacific Ex Japan Index Fund.

iSHARES MSCI SINGAPORE INDEX FUND

Regular Holidays. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                           January 1, 2002
                  Chinese New Year                       February 12, 2002
                  Second Day of Chinese New Year         February 13, 2002
                  Good Friday                               March 29, 2002
                  Labour Day                                   May 1, 2002
                  Vesak Day                                   May 27, 2002
                  National Day                              August 9, 2002
                  Deepavali                               November 4, 2002
                  Hari Raya Puasa Observed                December 6, 2002
                  Christmas Day                          December 25, 2002


Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The regular South Korean holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                           January 1, 2002
                  Lunar New Year's Eve                   February 11, 2002
                  Lunar New Year's Day                   February 12, 2002
                  Second Day of Lunar New Year           February 13, 2002
                  Independence Movement Day                  March 1, 2002
                  Arbor Day                                  April 5, 2002
                  Labour Day                                   May 1, 2002
                  Children's Day                               May 5, 2002
                  Buddha's Birthday                           May 19, 2002
                  Memorial Day                                June 6, 2002
                  Constitution Day                           July 17, 2002
                  Liberation Day                           August 15, 2002
                  Chusok                                September 20, 2002
                  Chusok                                September 21, 2002
                  National Foundation Day                  October 3, 2002
                  Christmas Day                          December 25, 2002

Redemption. A redemption request over the following South Korean holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2002):

                                                  Redemption            Redemption       Settlement
Date                   Holiday                 Request Date (R)       Settlement Date      Period
----                   -------                 ----------------       ---------------      ------
 2/11/02        Lunar New Year's Eve                 2/6/02               2/14/02           R+8
 2/12/02        Lunar New Year's Day                 2/7/02               2/15/02           R+8
 2/13/02        Second Day of Lunar New Year         2/8/02               2/18/02           R+10

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Korea Index Fund.

iSHARES MSCI SPAIN INDEX FUND

Regular Holidays. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                 January 1, 2002
                  Good Friday                     March 29, 2002
                  Easter Monday                    April 1, 2002
                  Labour Day                         May 1, 2002
                  All Saints Day                November 1, 2002
                  Constitution Day              December 6, 2002
                  Immaculate Conception         December 8, 2002
                  Christmas Day                December 25, 2002
                  St. Stephen Day              December 26, 2002

Redemption. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day                 January 1, 2002
                  Good Friday                     March 29, 2002
                  Easter Monday                    April 1, 2002
                  Labour Day                         May 1, 2002
                  Ascension Day                      May 9, 2002
                  Whit Monday                       May 20, 2002
                  National Day                      June 6, 2002
                  Midsummer's Eve                  June 22, 2002
                  Christmas Day                December 25, 2002
                  Boxing Day                   December 26, 2002

Redemption. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002.

iSHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The regular Swiss holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002 are as follows:


                  New Year's Day                 January 1, 2002
                  Berchtoldstag                  January 2, 2002
                  Good Friday                     March 29, 2002
                  Easter Monday                    April 1, 2002
                  Labour Day                         May 1, 2002
                  Ascension Day                       May 9 2002
                  Whit Monday                       May 20, 2002
                  National Holiday                August 1, 2002
                  Christmas Eve                December 24, 2002
                  Christmas Day                December 25, 2002
                  St. Stephen's Day            December 26, 2002

Redemption. A redemption request over the following Swiss holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2002:

                                       Redemption            Redemption
Date              Holiday           Request Date (R)       Settlement Date      Settlement Period
----              -------           ----------------       ---------------      -----------------
  12/24/02     Christmas Eve           12/19/02              12/27/02                 R+8
  12/25/02     Christmas Day           12/20/02              12/30/02                 R+10
  12/26/02     St. Stephen's Day       12/23/02              12/31/02                 R+8

In the calendar year 2002, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Switzerland Fund.

iSHARES MSCI TAIWAN INDEX FUND


Regular Holidays. The regular Taiwanese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002 are as follows:

                  New Year's Day                             January 1, 2002
                  Lunar New Year's Eve                     February 12, 2002
                  Lunar New Year's Day                     February 13, 2002
                  Second Day of Lunar New Year             February 14, 2002
                  Third Day of Lunar New Year              February 15, 2002
                  Tomb Sweeping Day                            April 5, 2002
                  Labor Day                                      May 1, 2002
                  Mid-Autumn Festival Day                 September 20, 2002
                  National Day                              October 10, 2002


Redemption. A redemption request over the following Taiwanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2002):

                                                  Redemption            Redemption       Settlement
Date                   Holiday                 Request Date (R)       Settlement Date       Period
----                   -------                 ----------------       ---------------       ------
 2/12/02        Lunar New Year's Eve                 2/7/02                2/18/02           R+11
 2/13/02        Lunar New Year's Day                 2/8/02                2/19/02           R+11
 2/14/02        Second Day of Lunar New Year         2/11/02               2/20/02           R+9





In the calendar year 2002, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Taiwan Index Fund.

iSHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in the calendar year 2002) are as follows:

                  New Year's Day               January 1, 2002
                  Good Friday                   March 29, 2002
                  Easter Monday                  April 1, 2002
                  May Day                          May 6, 2002
                  Holiday                         June 3, 2002
                  Her Majesty's 50th Jubilee      June 4, 2002
                  Summer Bank Holiday          August 26, 2002
                  Christmas Day              December 25, 2002
                  Boxing Day                 December 26, 2002

Redemption. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2002).

                                                                     APPENDIX B

Supplemental Information

The charts below present information about the differences between the daily closing price on secondary markets for shares of each Fund and that Fund's net asset value over the one-year period specified. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. NAV is calculated at the times and in the manner specified in the Prospectus under "Shareholder Information--Determination of the Net Asset Value." The "Closing Price" of each Fund is the price of the last reported trade on any national securities exchange, such as AMEX, or any regional U.S. Exchange, or National Association of Securities Dealers Automated Quotation System (NASDAQ). Each Fund's Closing Price may be below, at, or above its NAV. The NAV of each Fund will fluctuate with changes in the value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand and other factors.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Closing Price of a Fund on a given day. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. One reason for differences is that timing discrepancies can exist between the determination of NAV and Closing Price of a Fund. Trading activity varies and it is important to note that the date/time of the last trade (which is recorded as the Closing Price) may not take place at the time when the Funds normally calculate NAV. Each Fund normally trades on its respective stock exchange until 4:00 p.m. (Eastern time). Price discovery, the constant flow of information among investors, corporations and financial institutions, causes market prices to change and evolve throughout the trading day, even after non-U.S. markets are closed. Price discovery between the time that each Fund calculates its NAV and the date/time of the last trade may contribute to any difference between the NAV and Closing Price of each Fund.

The following information is provided to show the frequency distributions of premiums and discounts for each of the Funds included in this prospectus (except for the iShares MSCI Pacific ex-Japan Index Fund which commenced operations on October 26, 2001). The information shown for each Fund (except for the iShares MSCI Brazil and iShares MSCI EMU Index Funds) is for the four most recently completed calendar quarters as of August 31, 2001. The information shown for the iShares MSCI Brazil and iShares MSCI EMU Index Funds is for each full calendar quarter completed after the inception dates of these Funds as of August 31, 2001.

The vertical column of each chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by each chart. Each bar in the chart shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

                      iShares MSCI Australia Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts    Number of Days
6.0%                               0
5.5%                               0
5.0%                               0
4.5%                               0
4.0%                               0
3.5%                               1
3.0%                               0
2.5%                               7
2.0%                               4
1.5%                              14
1.0%                              29
0.5%                              54
-0.5%                             93
-1.0%                             34
-1.5%                             13
-2.0%                              1
-2.5%                              1
-3.0%                              0
-3.5%                              1
-4.0%                              0
-4.5%                              0
-5.0%                              0
-5.5%                              0
-6.0%                              0




                      iShares MSCI Austria Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts    Number of Days
6.0%                               0
5.5%                               0
5.0%                               0
4.5%                               0
4.0%                               0
3.5%                               0
3.0%                               0
2.5%                               0
2.0%                               0
1.5%                               9
1.0%                              25
0.5%                              21
-0.5%                             97
-1.0%                             47
-1.5%                             29
-2.0%                             17
-2.5%                              4
-3.0%                              1
-3.5%                              1
-4.0%                              1
-4.5%                              0
-5.0%                              0
-5.5%                              0
-6.0%                              0

                       iShares MSCI Belgium Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             1
3.5%                             2
3.0%                             0
2.5%                             2
2.0%                            12
1.5%                            12
1.0%                            31
0.5%                            68
-0.5%                           43
-1.0%                           33
-1.5%                           28
-2.0%                           15
-2.5%                            5
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                        iShares MSCI Brazil Index Fund
             Period covered: October 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             2
5.5%                             1
5.0%                             2
4.5%                             2
4.0%                             0
3.5%                             4
3.0%                             8
2.5%                             5
2.0%                             9
1.5%                            19
1.0%                            33
0.5%                            55
-0.5%                           16
-1.0%                           17
-1.5%                            6
-2.0%                            4
-2.5%                            1
-3.0%                            1
-3.5%                            0
-4.0%                            0
-4.5%                            2
-5.0%                            0
-5.5%                            1
-6.0%                            0

                        iShares MSCI Canada Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             0
3.5%                             0
3.0%                             0
2.5%                             5
2.0%                            13
1.5%                            24
1.0%                            53
0.5%                           115
-0.5%                           24
-1.0%                           15
-1.5%                            2
-2.0%                            1
-2.5%                            0
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                          iShares MSCI EMU Index Fund
             Period covered: October 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             1
5.5%                             1
5.0%                             0
4.5%                             0
4.0%                             0
3.5%                             0
3.0%                             2
2.5%                             1
2.0%                             8
1.5%                            35
1.0%                            61
0.5%                            72
-0.5%                            3
-1.0%                            5
-1.5%                            0
-2.0%                            0
-2.5%                            0
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0

                           iShares MSCI France Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             0
3.5%                             1
3.0%                             0
2.5%                             1
2.0%                             1
1.5%                            10
1.0%                            35
0.5%                           160
-0.5%                           34
-1.0%                           10
-1.5%                            0
-2.0%                            0
-2.5%                            0
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                        iShares MSCI Germany Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             1
4.0%                             0
3.5%                             0
3.0%                             0
2.5%                             1
2.0%                             6
1.5%                            11
1.0%                            45
0.5%                           143
-0.5%                           30
-1.0%                           12
-1.5%                            3
-2.0%                            0
-2.5%                            0
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0

                       iShares MSCI Hong Kong Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             1
5.0%                             1
4.5%                             1
4.0%                             0
3.5%                             2
3.0%                             2
2.5%                             5
2.0%                            14
1.5%                            27
1.0%                            30
0.5%                            78
-0.5%                           25
-1.0%                           23
-1.5%                           16
-2.0%                           16
-2.5%                            3
-3.0%                            2
-3.5%                            2
-4.0%                            1
-4.5%                            1
-5.0%                            0
-5.5%                            1
-6.0%                            0




                         iShares MSCI Italy Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             1
3.5%                             0
3.0%                             3
2.5%                             4
2.0%                             6
1.5%                            12
1.0%                            29
0.5%                           128
-0.5%                           48
-1.0%                            7
-1.5%                            7
-2.0%                            4
-2.5%                            3
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0

                         iShares MSCI Japan Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             1
3.5%                             2
3.0%                             3
2.5%                             7
2.0%                             2
1.5%                            13
1.0%                            39
0.5%                           113
-0.5%                           39
-1.0%                           22
-1.5%                            3
-2.0%                            6
-2.5%                            1
-3.0%                            0
-3.5%                            0
-4.0%                            1
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                       iShares MSCI Malaysia Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             1
4.0%                             2
3.5%                             0
3.0%                             3
2.5%                             6
2.0%                             6
1.5%                             5
1.0%                            22
0.5%                            57
-0.5%                           24
-1.0%                           14
-1.5%                           10
-2.0%                           27
-2.5%                           17
-3.0%                           18
-3.5%                           13
-4.0%                           13
-4.5%                            8
-5.0%                            5
-5.5%                            1
-6.0%                            0

                       iShares MSCI Mexico Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             0
3.5%                             1
3.0%                             2
2.5%                            11
2.0%                            17
1.5%                            20
1.0%                            50
0.5%                            83
-0.5%                           34
-1.0%                           21
-1.5%                           10
-2.0%                            3
-2.5%                            0
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                      iShares MSCI Netherlands Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             0
3.5%                             1
3.0%                             3
2.5%                             0
2.0%                             2
1.5%                            12
1.0%                            48
0.5%                           119
-0.5%                           38
-1.0%                           16
-1.5%                            9
-2.0%                            3
-2.5%                            1
-3.0%                            1
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0

                      iShares MSCI Singapore Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             1
4.5%                             0
4.0%                             0
3.5%                             1
3.0%                             0
2.5%                             2
2.0%                             1
1.5%                             7
1.0%                            12
0.5%                            63
-0.5%                           34
-1.0%                           32
-1.5%                           34
-2.0%                           23
-2.5%                           12
-3.0%                           17
-3.5%                            9
-4.0%                            1
-4.5%                            1
-5.0%                            2
-5.5%                            0
-6.0%                            0




                      iShares MSCI South Korea Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             3
4.5%                             5
4.0%                             5
3.5%                             7
3.0%                            12
2.5%                            16
2.0%                            20
1.5%                            23
1.0%                            25
0.5%                            64
-0.5%                           26
-1.0%                           12
-1.5%                           11
-2.0%                            3
-2.5%                            7
-3.0%                            5
-3.5%                            2
-4.0%                            1
-4.5%                            0
-5.0%                            1
-5.5%                            0
-6.0%                            0

                         iShares MSCI Spain Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             1
3.5%                             1
3.0%                             0
2.5%                             0
2.0%                             3
1.5%                             3
1.0%                            40
0.5%                           127
-0.5%                           49
-1.0%                           21
-1.5%                            5
-2.0%                            2
-2.5%                            0
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                        iShares MSCI Sweden Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             1
5.0%                             0
4.5%                             1
4.0%                             2
3.5%                             1
3.0%                             1
2.5%                             2
2.0%                             4
1.5%                            15
1.0%                            41
0.5%                            94
-0.5%                           45
-1.0%                           22
-1.5%                           10
-2.0%                            4
-2.5%                            6
-3.0%                            1
-3.5%                            0
-4.0%                            1
-4.5%                            1
-5.0%                            0
-5.5%                            0
-6.0%                            0

                      iShares MSCI Switzerland Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             1
4.0%                             1
3.5%                             0
3.0%                             1
2.5%                             1
2.0%                            10
1.5%                            28
1.0%                            50
0.5%                           103
-0.5%                           29
-1.0%                           16
-1.5%                            8
-2.0%                            1
-2.5%                            0
-3.0%                            3
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0




                        iShares MSCI Taiwan Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             2
5.5%                             2
5.0%                             2
4.5%                             0
4.0%                             7
3.5%                            10
3.0%                            17
2.5%                            26
2.0%                            24
1.5%                            20
1.0%                            25
0.5%                            59
-0.5%                           14
-1.0%                           14
-1.5%                           13
-2.0%                            2
-2.5%                            5
-3.0%                            0
-3.5%                            2
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            1
-6.0%                            0

                    iShares MSCI United Kingdom Index Fund
              Period covered: July 1, 2000 through June 30, 2001

Premiums/Discounts  Number of Days
6.0%                             0
5.5%                             0
5.0%                             0
4.5%                             0
4.0%                             1
3.5%                             2
3.0%                             2
2.5%                             6
2.0%                            20
1.5%                            42
1.0%                            40
0.5%                           107
-0.5%                           23
-1.0%                            5
-1.5%                            1
-2.0%                            1
-2.5%                            2
-3.0%                            0
-3.5%                            0
-4.0%                            0
-4.5%                            0
-5.0%                            0
-5.5%                            0
-6.0%                            0